As filed with the Securities and Exchange Commission on April 30, 2004.

                                                          Registration No. 33-12
                                                      1940 Act File No. 811-4401
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                       Post-Effective Amendment No. 72             |X|
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940              |X|
                                Amendment No. 73
                        (Check Appropriate box or boxes)


                             NORTH TRACK FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

                      250 EAST WISCONSIN AVENUE, SUITE 2000
                           MILWAUKEE, WISCONSIN 53202
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 978-6400

                                David G. Stoeffel
                                    President
                             North Track Funds, Inc.
                            250 East Wisconsin Avenue
                                   Suite 2000
                           Milwaukee, Wisconsin 53202
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Charles M. Weber, Esq.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

            It is proposed that this filing will become effective
                            (check appropriate box):
              |_| immediately upon filing pursuant to paragraph (b) |X| on May 1, 2004 pursuant to paragraph (b)
              |_| 60 days after filing pursuant to paragraph (a)(1) |_| on [date] pursuant to paragraph (a)(1)
              |_| 75 days after filing pursuant to paragraph (a)(2) |_| on [date] pursuant to paragraph (a)(2) of Rule 485

       If appropriate, check the following box:
              |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             NORTH TRACK FUNDS, INC.
                            WISCONSIN TAX-EXEMPT FUND

         This Prospectus has information you should know before you decide to invest in the Wisconsin Tax-Exempt Fund, a mutual fund series of North Track Funds, Inc. ("North Track"). North Track is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation. B.C. Ziegler and Company ("Ziegler" or the "Advisor") is the investment advisor of the Fund. The Fund's investment objective is to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax. The Fund is a non-diversified mutual fund. This means that the Fund may invest significant portions of its assets in bonds issued or guaranteed by a single business, agency or enterprise.

         This Prospectus describes shares available in the Wisconsin Tax-Exempt Fund. Please read it carefully and keep it with your investment records. There is a table of contents below which allows you to quickly find information about investment risks and strategies, Fund management, buying and selling shares and other information about the Fund.

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         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

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THE DATE OF THIS PROSPECTUS IS MAY 1, 2004.

                                 QUICK REFERENCE

RISK/RETURN INFORMATION:

Specific investment objectives, strategies, risks,
   expenses and performance information.......................................3
Additional investment practices and strategies
   of the Fund and associated risks..........................................10

MANAGEMENT:

Investment Advisor...........................................................16
Portfolio Management.........................................................16

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:

How to buy Fund shares (including sales
   charges and combined purchase programs)...................................17
How to redeem Fund shares....................................................28
How to exchange with other North Track Funds.................................32
How to begin a systematic investment plan....................................34
How to begin a systematic withdrawal plan....................................35

OTHER INFORMATION:

Taxes and Distributions......................................................35
Financial Highlights.........................................................38

          RISK/RETURN INFORMATION; INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

         The Wisconsin Tax-Exempt Fund (the "Fund") seeks to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

INVESTMENT STRATEGY AND PROGRAM

         INVESTMENT PROGRAM. The Fund attempts to achieve its objective by investing primarily in municipal bonds and other debt securities that pay interest which is exempt from federal income tax and Wisconsin personal income tax. Under normal market conditions, the Fund invests primarily in municipal bonds issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and similar obligations of other agencies and entities (including territories and possessions of the United States and their political subdivisions and public authorities, and sovereign nations located within the territorial boundaries of the United States).

         As a matter of fundamental policy, the Fund invests its assets so that at least 80% of the income earned on those investments will be exempt from federal and Wisconsin personal income taxes and also is exempt from federal and applicable state alternative minimum taxes. The Fund generally strives to invest all of its assets in this fashion.

         TAX EXEMPT OBLIGATIONS. We use the term "Tax Exempt Obligations" to refer to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions and sovereign nations within the territorial boundaries of the United States. These entities issue (sell) Tax Exempt Obligations primarily to finance various public purposes, such as constructing public facilities and making loans to public institutions. Tax Exempt Obligations may be either general obligation bonds or revenue bonds. General obligation bonds normally are secured by the full faith and credit of an agency with taxing power. The taxing authority makes interest and principal payments on these bonds from its general unrestricted revenues. The issuer of a revenue bond, on the other hand, makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. A municipality also sometimes issues short term notes in anticipation of its sale of bonds, collection of taxes or receipt of other revenue (anticipation notes).

         Only limited categories of Tax Exempt Obligations are exempt from Wisconsin personal income taxes. These include:

         o        Higher education bonds issued by the State of Wisconsin

         o Public housing authority bonds issued by Wisconsin municipalities

         o Redevelopment authority bonds issued by Wisconsin municipalities

         o Certain bonds issued by the Wisconsin Housing and Economic Development Authority

         o        Wisconsin Housing Finance Authority Bonds

         o Certain general obligation bonds issued by the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam

         o Certain public housing agency bonds issued by agencies located outside of Wisconsin

         Because of these limited categories of double tax exempt bonds, the Fund may not always be able to invest its assets in Tax Exempt Obligations issued in Wisconsin. When the Advisor is unable to find a sufficient supply of qualifying Tax Exempt Obligations issued in Wisconsin, the Advisor may invest more than 25% of the Fund's assets in securities of Puerto Rico, Guam or the U.S. Virgin Islands and their municipalities and other political subdivisions and public authorities. The income from such securities is exempt from federal and Wisconsin personal income taxes.

         CREDIT QUALITY OF TAX EXEMPT OBLIGATIONS. The Fund invests primarily in Tax Exempt Obligations that are rated investment grade at the time of purchase (i.e., rated "Baa" or higher by Moody's Investors Service, Inc. or "BBB-" or higher by Standard & Poor's Ratings Services). The Fund also may invest in unrated Tax Exempt Obligations that the Advisor determines, at the time of purchase, are of comparable quality to investment grade securities.

         The Fund may invest up to 20% of its assets in Tax Exempt Obligations that are rated below investment grade, provided that the Fund may not invest in bonds rated below "B" by Moody's or Standard & Poor's or, if unrated, that the Advisor determines to be of comparable quality. These below investment grade bonds (sometimes referred to as junk bonds) carry a higher risk of nonpayment and tend to fluctuate more in market price than is the case for higher rated bonds. We discuss these risks in more detail under the subsection of this Prospectus titled "Principal Investment Risks - Junk Bond Risk."

         It is possible that, after the Fund purchases a Tax Exempt Obligation which meets its credit quality standards, Moody's or Standard & Poor's may downgrade the bond, or the Advisor may reassess its view of the issuer's credit quality. The Advisor will consider such an event in determining whether the Fund should continue to hold the bond, but will not automatically dispose of the bond solely because it has been downgraded. However, if such a downgrade causes more than 5% of the Fund's total assets to be invested in Tax Exempt Obligations that do not meet the Fund's minimum credit standards, then the Advisor promptly will sell some of the downgraded Tax Exempt Obligations so that less than 5% of the Fund's total assets are invested in such bonds.

         In analyzing rated and unrated Tax Exempt Obligations, the Advisor obtains and reviews available information on the creditworthiness of the parties obligated to make principal and interest payments (including any parties who guarantee the borrower's payment obligations). The Advisor also considers various qualitative factors and trends that affect Tax Exempt Obligations generally. A significant portion of the credit ratings of the Tax Exempt Obligations held by the Fund are enhanced by insurance.

PRINCIPAL INVESTMENT RISKS

         You assume risk when you purchase shares of the Fund, and you could lose money. Money you invest in the Fund is not a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. As with any mutual fund, the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund's shares and their yield will increase and decrease over time, primarily in response to interest rate fluctuations.

         MARKET RISK. The Fund is subject to market risk, which is the possibility that the Fund's Tax Exempt Obligations will decline in value. Factors that potentially could cause such a decline include: (1) an increase in interest rates; (2) adverse changes in supply and demand for Tax Exempt Obligations because of market, sector, industry or political factors or because of possible changes in relevant laws; or (3) the unavailability or inaccuracy of key information about a particular Tax Exempt Obligation, its issuer or the market in which it trades. The market values of longer maturity bonds tend to vary more with changes in interest rates than is the case for bonds of shorter maturities. Because, under normal market conditions, the Fund's bonds are of fairly long maturities (averaging between 15 and 25 years on a dollar weighted basis), the value of the Fund's shares could be volatile in a changing interest rate environment.

         CREDIT RISK. The Fund is also subject to credit risk, which is the possibility that the borrower of bond proceeds, or its guarantor, will not be able to make timely principal and interest payments. The creditworthiness of borrowers could deteriorate because of: (1) general economic conditions; (2) adverse developments that affect the industry in which the borrower conducts its business; or (3) adverse developments that affect the borrower's business uniquely. Such deterioration causes a higher risk of default on interest and principal payments, and likely would cause the Fund's Tax Exempt Obligations to decline in value. Although many of the Tax Exempt Obligations held by the Fund are insured or credit enhanced, some factors may impact the insurers or agencies associated with the Fund's holdings and could cause a downgrade in the credit ratings of these bonds and a decline in their value.

         JUNK BOND RISK. The Fund may invest in bonds rated in the fourth highest rating category ("Baa" by Moody's or "BBB-" by Standard & Poor's). Bonds in this category, although rated investment grade, have speculative characteristics.

         Also, the Fund may invest up to 20% of its total assets in Tax Exempt Obligations rated below investment grade (junk bonds). Below investment grade bonds offer higher yields than investment grade bonds, but also carry greater risk. They are more vulnerable to default than higher grade bonds, and are more susceptible to adverse business, financial and economic conditions that impair the capacity and willingness of borrowers to make scheduled interest and principal payments. Standard & Poor's regards these bonds as having the ability, at the time they are rated, to meet scheduled interest and principal payments. Moody's characterizes the assurance of interest and principal payments on these bonds over any extended period of time as small. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for higher rated bonds. The Fund attempts to minimize its exposure to this risk by limiting its investments in junk bonds to those rated in the fifth and sixth highest categories ("Ba" or "B" by Moody's or "BB" or "B" by Standard & Poor's).

         GEOGRAPHIC CONCENTRATION RISK. The Fund normally will invest significant portions of its assets in several specific geographic areas. Political, legislative, business and economic conditions and developments within Wisconsin and, to a lesser extent, Puerto Rico and Guam (and perhaps the U.S. Virgin Islands) will affect the Fund's performance, because the Fund's investments primarily will be made in those geographic territories.

         INDUSTRY CONCENTRATION. The Fund does not seek to concentrate its investments in any particular industry, and generally will not invest more than 25% of its assets in Tax Exempt Obligations payable from the revenues of any single industry. However, when the Advisor is unable to find a sufficient supply of other appropriate Tax Exempt Obligations, it may invest more than 25% of the Fund's assets in bonds payable from the revenues of any of the housing, healthcare or utilities industries. Any economic, business, political and other changes that affect one such revenue bond potentially could affect other revenue bonds in the same industry segment. The resulting industry concentration could increase the Fund's market risk or credit risk, or both.

         TAX RISK. The Fund may invest up to 20% of its total assets in Tax Exempt Obligations that generate interest which is subject to alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax potentially could earn a lower after-tax return.

         As discussed above, the Fund may invest more than 25% of its assets in any or all of the housing, healthcare and utilities industries. Like most revenue bonds, the federal and Wisconsin tax-exempt status of these bonds depends upon compliance with certain provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code"), as well as Wisconsin statutes and regulations. If the project or facility being financed, the obligor of the revenue bond, some feature or attribute of the revenue bond itself or some other factor or participant fails to comply with these provisions of the Tax Code or state laws, then interest on the bonds may become taxable (possibly retroactive to the date of issuance). This would reduce the value of the bonds, subjecting shareholders (including the Fund) to unanticipated tax liabilities and possibly force the Fund to sell the bonds at a reduced value.

         Changes to the Tax Code or to applicable Wisconsin laws that eliminate or restrict the availability of double tax-exempt treatment on the income earned on Tax Exempt Obligations would have an adverse effect on the Fund. In addition, changes to the Tax Code or to applicable state laws that eliminate or reduce individual income taxes on corporate dividends or that make other investments more attractive could reduce demand for Tax Exempt Obligations and thus the value of the Fund.

WHO SHOULD INVEST IN THE FUND

         The Wisconsin Tax-Exempt Fund is designed for long term investors who seek a high level of current income that is exempt from both federal and Wisconsin income tax, and who prefer to invest primarily in municipalities and projects located in the State of Wisconsin.

PERFORMANCE INFORMATION

         PAST PERFORMANCE. The bar chart and tables below provide you with information about the Fund's performance. You should bear in mind that past performance is not an indication of future results.

         The bar chart demonstrates the variability of the annual total returns of the Fund's Class A shares for the calendar years indicated. The chart does not reflect front end sales loads that you pay when you buy Class A shares of the Fund. If the chart reflected those sales loads, the returns shown would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

                                   [BAR CHART]

16.32%  3.25%  8.69%  5.35%  -3.75%  9.74%  4.56%  9.26%  4.63%
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1995    1996   1997   1998    1999   2000   2001   2002   2003

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HIGHEST QUARTERLY RETURN:                               LOWEST QUARTERLY RETURN:
7.33%, 1st Quarter 1995                                 -2.03%, 4th Quarter 1999
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         The tables below compare the average annual returns and yield on Class A shares of the Fund with those of a broad measure of market performance over the periods indicated. No information is included for Class B or C shares because these shares were first offered on January 6, 2003. The returns presented for the Fund reflect the effects of the maximum applicable sales charge. No comparable reduction has been made in the returns presented for the Index. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)     ONE YEAR     FIVE YEARS     SINCE INCEPTION (6/13/94)
----------------------------------------      --------     ----------     ------------------------
CLASS A

Return Before Taxes                             0.97%         4.03%                 4.80%

Return After Taxes on Distributions             0.97%         4.03%                 4.80%

Return After Taxes on                           1.93%         4.03%                 4.76%

Distributions and Sale of Fund Shares
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Lehman 20-Year Municipal Bond Index*            6.33%         6.27%                 7.35%
(reflects no deduction for fees, expenses
or taxes)

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* The Lehman 20-Year Municipal Bond Index is a broad based index containing over 4,900 issues with maturities ranging from 17 to 22 years. The bonds included in the Index were issued in offerings of $50 million or more completed within the past five years. The average quality rating of municipal bonds included in the Index is "AA."

         FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction fees), and you also pay the operating costs of the fund (annual fund operating expenses).

         When you purchase or exchange shares of a mutual fund, shareholder transaction fees reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction fees reduce the amount of the sale proceeds that the fund returns to you.

         Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

         The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES                                                 CLASS A           CLASS B           CLASS C
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                         SHARES            SHARES            SHARES
-----------------------------------------                         ------            ------            ------
Maximum Sales Charge (Load) Imposed on Purchases (as a             3.50%             None              None
percentage of offering price)(1)

Maximum Sales Charge (Load) Imposed on Reinvested Dividends        None              None              None

Contingent Deferred Sales Charge (Load) (as a percentage           None              5.00%             1.00%
of original purchase price or redemption proceeds,
whichever is less)(2)

Redemption Fees ($12.00 for each wire redemption)                  None              None              None
Exchange Fee                                                       None              None              None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                 CLASS A           CLASS B           CLASS C
                                                                  SHARES            SHARES            SHARES
                                                                  ------            ------            ------
Management Fees                                                    0.50%             0.50%             0.50%

Distribution and Service (12b-1) Fees                              0.25%             1.00%             1.00%

Other Expenses                                                     0.32%             0.35%             0.35%
                                                                  -----             -----             -----
Total Annual Fund Operating Expenses                               1.07%             1.85%             1.85%

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. See "Purchasing Shares" and "Shareholder Services."

(2) For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

         o        You invest $10,000 in the Fund for the periods shown;

         o        Your investment has a 5% return each year; and

         o        The Fund's operating expenses remain the same.

         Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

IF YOU SELL YOUR SHARES
AT THE END OF THE PERIOD:     AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                              ------------     -------------     -------------     --------------
Class A                            $455               $678              $919           $1,610

Class B                            $688               $882            $1,101           $1,965*

Class C                            $288               $582            $1,001           $2,169

IF YOU DO NOT
SELL YOUR SHARES:

Class B                            $188               $582            $1,001           $1,965*

Class C                            $188               $582            $1,001           $2,169

-----------------------------

* Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

                 OTHER INVESTMENT STRATEGIES AND CONSIDERATIONS

MORE ABOUT TAX EXEMPT OBLIGATIONS

         Tax Exempt Obligations include primary debt obligations which fund various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Tax Exempt Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally securities backed by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility, multi-family housing project, a sports stadium or an airport. Revenue bonds may be insured or have some credit support from the relevant agency.

         Tax Exempt Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

         The Fund also may purchase floating and variable rate demand notes from municipal issuers. These notes normally have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

         The yields on Tax Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issuer. Generally, Tax Exempt Obligations of longer maturity produce higher current yields than municipal securities with shorter maturities, but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated Tax Exempt Obligations generally produce a higher yield than higher-rated Tax Exempt Obligations due to the perception of greater risk as to the payment of principal and interest. While the Fund may invest in securities of any maturity, the weighted average maturity of the Fund's investment portfolio, under normal market conditions, is expected to range between approximately 15 to 25 years.

GEOGRAPHIC CONCENTRATION

         The Fund's practice of concentrating its investments in limited geographic areas exposes it to greater credit risks than a mutual fund that invests in a more geographically diversified portfolio of Tax Exempt Obligations. The value of the Fund's Tax Exempt Obligations is closely tied to local, political and economic conditions and developments within Wisconsin and, to a lesser extent, Puerto Rico, Guam and perhaps the U.S. Virgin Islands. These risks may include possible tax changes, legislative or judicial action, environmental concerns, and differing levels of supply and demand for debt obligations exempt from federal and Wisconsin personal income taxes. The table below demonstrates the geographic concentration of the Fund's assets at March 31, 2004.

GEOGRAPHIC TERRITORY                PERCENT OF TOTAL ASSETS AT MARCH 31, 2004(1)
--------------------                -----------------------------------------
Wisconsin                                             84.1%
Puerto Rico                                            4.5%
Guam                                                   3.4%
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(1) The remaining 8.0% of the Fund's assets was invested in Tax Exempt Obligations of housing agencies in various other states, short-term tax-exempt securities and cash equivalents.

         WISCONSIN ECONOMY. Wisconsin's economy, although fairly diverse, is concentrated in the manufacturing, services and trade sectors and is influenced by the vast supply of resources in the State. This diversification has traditionally helped the State's economy to outperform the national economy. The State's annual unemployment rate over the last 10 years has been at or below the national average. In recent years, the Wisconsin economy, like the rest of the nation, has slowed considerably, with little or no growth in employment, personal income, consumer spending or business investment. As is the case with many states, Wisconsin faces challenges in balancing its budget. Future budgets require additional taxes and a reduction in the amount of revenue the state allocates to local municipalities. In 2002, a number of national credit rating agencies downgraded the state's bond rating due to declining tax revenues, little or no budgetary reserves and audited general fund deficits. A soft economy coupled with the prospect of lower revenue and assistance for municipalities could impact the value of the Tax Exempt Obligations in the Fund's portfolio.

         For information about the economies of Puerto Rico and Guam, please refer to the section of the Statement of Additional Information captioned "Investment Program - Information About Economies of Puerto Rico and Guam."

POSSIBLE INDUSTRY CONCENTRATION

         The Fund may invest 25% or more of its total assets in revenue bonds (including private activity and industrial development bonds), but may not invest more than 25% of its total assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry. However, the Fund may invest without limitation, in circumstances in which other appropriate available investments are in limited supply, in housing, health care and/or utility obligations. In such circumstances, economic, business, political and other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. Appropriate available investments may be in limited supply, from time to time in the opinion of the Advisor, due to, among other things, the Fund's investment policy of investing primarily in obligations of Wisconsin (and municipalities, other political subdivisions and public authorities thereof) and of investing primarily in investment grade securities.

         The exclusion from gross income for purposes of federal income taxes and Wisconsin personal income taxes for certain housing, health care and utility bonds depends on compliance with relevant provisions of the Tax Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, failure to meet these ongoing requirements may preclude the holder from accelerating payment of the bond or requiring the issuer to redeem the bond. In any event, where the Federal Housing Administration ("FHA") or another mortgage insurer insures a mortgage that secures housing bonds, the FHA or other issuer may be required to consent before insurance proceeds would become payable to redeem the bonds.

         HOUSING OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations of pubic bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Housing authority obligations (which are not general obligations of Wisconsin) generally are supported to a large extent by federal housing subsidy programs. The failure of a housing authority to meet the qualifications required for coverage under the federal programs, or any legal or administrative determination that the coverage of such federal program is not available to a housing authority, could result in a decrease or elimination of subsidies available for payment of principal and interest on such housing authority's obligations. Weaknesses in federal housing subsidy programs and their administration also could result in a decrease of those subsidies.

         Repayment of housing loans and home improvement loans in a timely manner depends upon factors affecting the housing market generally, and upon the underwriting and management ability of the individual agencies (i.e., the initial soundness of the loan and the effective use of available remedies should there be a default in loan payments).

Economic developments, including fluctuations in interest rates, failure or inability to increase rentals and increasing construction and operating costs, also could adversely affect revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations.

         Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from pre-payments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

         As of March 31, 2004, approximately 12% of the Fund's assets were invested in housing-related obligations.

         HEALTH CARE OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospitals and health care facilities or equipment. The ability of a health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations depends upon, among other things, the revenues, costs and occupancy levels of the facility. Some factors that could affect revenues and expenses of hospitals and health care facilities include, among others, demand for health care services at the particular type of facility, increasing costs of medical technology, utilization practices of physicians, the ability of the facilities to provide the services required by patients, employee strikes and other adverse labor actions, economic developments in the service area, demographic changes, greater longevity and the higher medical expenses of treating the elderly, increased competition from other health care providers and rates that can be charged for the services provided.

         Additionally, federal and state programs such as Medicare and Medicaid, as well as private insurers, typically provide a major portion of hospital revenues. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of or interest on hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely affect the revenues or costs of hospitals. Future actions by the federal government with respect to Medicare and by the federal and state governments with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations or their interpretation, could adversely affect the amount of reimbursement available to hospital facilities.

         A number of addition legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. We are unable to predict what legislative reforms may be made in the future in the health care area and what effect, if any, they may have on the health care industry generally or on the creditworthiness of health care issuers of securities held by the Fund.

         As of March 31, 2004, approximately 9% of the Fund's assets were invested in health care-related obligations.

         UTILITY OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw materials, construction and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

         As of March 31, 2004, approximately 5% of the Fund's assets were invested in utility-related obligations.

MORE ABOUT TOTAL RETURN AND YIELD

         A mutual fund's total return is a measure of its performance based on its historic distributions over a specified period of time, usually one, five and ten years. Total return is the increase or decrease in the redemption value of shares of a mutual fund purchased with a hypothetical initial investment amount, assuming you reinvest all dividends and capital gains distributions. Total return is expressed as a percent change in the redemption value from the beginning to the end of the relevant period.

         The Fund's total return consists of three major components: interest and other income earned on its portfolio securities, realized and unrealized gains and losses on portfolio securities, and operating expenses. The Fund earns interest and other income on Tax Exempt Obligations during the period it holds them, which contributes to total return. The market values of the Fund's Tax Exempt Obligations fluctuate, which causes the total value of the Fund's assets (and thus the net asset value of each of its shares) to increase and decrease from day to day. Finally, the Fund pays its operating expenses out of its assets, which reduces its per share net asset value.

         Yield is a measure of a bond's income performance over a one-month period. This yield is then annualized, which allows an investor to compare a bond's current income with annual interest rates existing at a given time. The Fund calculates a bond's yield by dividing the fixed annual amount of interest paid on the bond by the bond's market price, and expressing the result as a percent. The Fund determines its yield by making the same calculation over its entire investment portfolio.

         A bond's market price generally moves in the opposite direction of interest rates, causing its yield to move in the same direction as interest rates. Interest rate movements typically affect the market prices of longer term bonds greater than bonds with shorter maturities. The following table illustrates the effect of a 1% change in interest rates on the market value of a bond with a principal value of $1,000 and a 5% coupon.

                                      MARKET VALUE IF INTEREST RATES:

                      MATURITY     INCREASE 1%               DECREASE 1%
                      --------     -----------               -----------

Intermediate Bond      5 years        $957                     $1,045

Long-Term Bond        20 years        $884                     $1,137

         These interest rate fluctuations will not affect the income that the Fund earns on Tax Exempt Obligations that have fixed interest rates, but will affect the yield on shares that the Fund subsequently issues. Also, interest rate fluctuations will affect the rate of interest on any variable rate demand notes or other variable rate securities that the Fund holds.

         Duration measures the sensitivity of a bond's market price to a change in interest rates. The market value of a bond with a five-year duration, for example, will change 5% with each 1% change in yield.

         The Advisor will manage the debt securities in the Fund according to its assessment of the interest rate environment. If the Advisor anticipates rising interest rates, it will attempt to shorten the average maturity and duration of the Fund to cushion the effect of falling bond prices. If the Advisor anticipates a decline in interest rates, it will seek to lengthen the Fund's average maturity and duration.

RELIANCE ON THIRD PARTIES

         Like other mutual funds, the Fund relies on third parties to provide various services such as pricing, accounting, transfer agency, legal and operating systems. Errors and omissions by these third party service providers could affect the Fund and its operations.

                                   MANAGEMENT

INVESTMENT ADVISOR

         Ziegler is the investment advisor of the Fund. Ziegler also serves as distributor, accounting/pricing agent and administrator for the Fund. In addition to managing the Fund and the other North Track funds, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisors and makes recommendations to its clients. As of April 1, 2004, Ziegler and its affiliates had approximately $2.4 billion of assets under discretionary management. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

         Ziegler provides the Fund with overall investment advisory and administrative services. For the year ended December 31, 2003, the Fund paid 0.50% of its average net assets in advisory fees to Ziegler.

PORTFOLIO MANAGEMENT

         The Fund is managed by a team of investment professionals with municipal bond experience who are employed by Ziegler. The team jointly develops and implements investment strategies for the Fund. The team currently consists of Craig S. Vanucci and Derek Pawlak.

         Craig S. Vanucci, a Chartered Financial Analyst (CFA), has been a portfolio manager for the Fund since July 2002. Mr. Vanucci is a Senior Vice President of Ziegler, having joined the firm in 1994, and has over 22 years of experience managing personal trusts, employee benefit portfolios and institutional portfolios. Mr. Vanucci currently serves as a fixed income portfolio manager specializing in the management of health care, senior living, municipal and corporate accounts. He is the Chairman of Ziegler's Fixed Income Committee. Mr. Vanucci also serves on the investment team for the Government Fund and the Tax-Exempt Fund, which are other mutual fund series of North Track. Prior to joining Ziegler, Mr. Vanucci spent six years with a major regional bank holding company and served as manager of its Institutional Investment Division. Mr. Vanucci received a BS in Finance from Bowling Green State University and a Masters of Business from the University of Toledo.

         Derek Pawlak has been a portfolio manager for the Fund since 2003. Mr. Pawlak is a Vice President of Ziegler, having joined the firm in 2002, and has 19 years of investment management experience. He is a member of Ziegler's Fixed Income Committee. Prior to joining Ziegler, Mr. Pawlak served as an analyst and fixed-income portfolio manager for Heartland Advisors, Inc. He has received a BBA from the University of Wisconsin - Milwaukee in finance, a BS from Carroll College in accounting and an MBA from Marquette University.

                                PURCHASING SHARES

GENERAL INFORMATION

         You may buy shares of the Fund through Ziegler and Selected Dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

         North Track has established a Customer Identification Program as part of its anti-money laundering procedures pursuant to the USA PATRIOT Act. In order to comply with this law, we are required to obtain, verify and record certain identifying information about each person who opens an account. Such information includes your name, permanent street address, date of birth and social security number. Corporate accounts require additional information. We may also ask you to provide other identifying documentation. We reserve the right not to process any purchase or redemption orders until we can verify your identity.

THREE CLASSES OF SHARES

         This prospectus describes three classes of shares: Class A shares, Class B shares and Class C shares. Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you choose the class most appropriate for you.

         One guideline you should bear in mind is that if you are making a large investment of $250,000 or more, either in a lump sum or pursuant to a letter of intent, Class A shares likely will best suit your needs. This is true because the front-end sales charge on Class A shares is reduced for larger size purchases. At the same time, Class A shares carry a lower ongoing distribution fee than Class B or Class C shares. The combination of these two factors likely will mean that purchases of Class A shares in amounts of $250,000 or more will minimize your overall cost, and thus maximize your overall total return, as compared to an investment of the same amount in Class B or Class C shares.

         The following table highlights some of the differences between the three Classes.

         CLASS A SHARES                        CLASS B SHARES                           CLASS C SHARES
         --------------                        --------------                           --------------
Maximum front-end sales charge:         No front-end sales charge               No front-end sales charge
3.50%

No contingent deferred sales charge     Maximum 5.00% contingent                1.00% contingent deferred
                                        deferred sales charge                   sales charge for redemptions
                                                                                within  18 months after purchase

Lower annual expenses, including        Higher annual expenses, including       Higher annual expenses, including
the 12b-1 fee (0.25%), than Class B     the 12b-1 fee (1.00%), than Class A     the 12b-1 fee (1.00%), than Class A
or Class C shares                       shares                                  shares

                                        Automatic conversion to Class A         No conversion to Class A shares shares
                                        shares after eight years, reducing      meaning that higher annual expenses
                                        future expenses                         continue as long as you hold your
                                                                                Class C shares

         YOU SHOULD CONSIDER THE SIZE OF YOUR INVESTMENT, THE DIFFERENCE IN THE ANNUAL OPERATING EXPENSES AMONG THE THREE CLASSES OF SHARES, YOUR INVESTMENT TIME HORIZON BEFORE DECIDING WHICH CLASS OF SHARES MAKES SENSE FOR YOU. PLEASE CONSULT YOUR BROKER-DEALER ADVISOR FOR ASSISTANCE IN DETERMINING THE CLASS OF SHARES YOU SHOULD BUY.


         In general, exchanges of shares among the various mutual funds included in the North Track family can be made only for shares of the same Class. For example, Class B shares can be exchanged only for shares of the other Funds that offer Class B shares. Investors should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange and thus subject to applicable sales charges.

MINIMUM PURCHASE AMOUNTS

         The Fund has established minimum amounts that you must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help control the Fund's operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. Accordingly, small shareholder accounts and small additional investments increases the Fund's operating expense ratio, and adversely affect its total return. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for the Fund for various types of investors.

TYPE OF INVESTOR                                       INVESTMENT AMOUNT     INVESTMENT AMOUNT(1)
----------------                                       -----------------     -----------------
All investors, except special investors listed               $1,000                   $50
below

Custodial accounts under the Uniform Gifts/                   $500                    $25
Transfers to Minors Act (see "Shareholder
Services")

Purchases through Systematic Purchase Plans (see              $100                  $100(2)
"Shareholder Services - Systematic Purchase Plan")

---------------------------

(1) There is no minimum additional investment requirement for purchases of shares of the Fund if the purchase is made in connection with: (i) an exchange from another mutual fund within the North Track family of funds (see "Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the North Track family of funds or from various unit investment trusts sponsored by Ziegler;
         (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; and (iv) reinvestments of interest payments on bonds underwritten by Ziegler.

(2) The minimum subsequent monthly investment under a Systematic Purchase Plan is $50 for custodial accounts under the Uniform Gifts/Transfers to Minors Act until the account balance reaches $500, after which the minimum additional investment amount is reduced to $25. The minimum subsequent investment amount also is reduced to $50 for all other accounts with balances of $1,000 or more.

PURCHASING CLASS A SHARES

         FRONT-END SALES CHARGE. You may purchase Class A shares of the Fund at the public offering price, which is the per share net asset value plus the applicable front-end sales charge. The maximum front-end sales charge is 3.50% of the public offering price, but the front-end sales charge reduces (ultimately to zero) as the size of your investment increases.

         The table below shows the front-end sales charges (expressed as a percentage of the public offering price and of the net amount invested) in effect for sales of Class A shares of the Fund. The Fund will not issue shares for consideration other than cash, except in the case of a bona fide reorganization or statutory merger.

                                          PUBLIC               NET             DEALER
SIZE OF INVESTMENT                    OFFERING PRICE     AMOUNT INVESTED     REALLOWANCE
------------------                    --------------     ---------------     -----------
Less than $25,000                         3.50%               3.63%             3.00%

$25,000 but less than $50,000             3.00%               3.09%             2.50%

$50,000 but less than $100,000            2.50%               2.56%             2.00%

$100,000 but less than $250,000           2.00%               2.04%             1.50%

$250,000 but less than $500,000           1.50%               1.52%             1.25%

$500,000 but less than $1,000,000         1.00%               1.01%             0.80%

$1,000,000 or more                        None*               None*              **

-----------------------

* If shares are redeemed within 24 months after they were purchased without a front-end sales charge as part of an investment of $1,000,000 or more, a contingent deferred sales charge will be imposed on the redemption. That charge will not exceed 0.75% of the net asset value of the redeemed shares at the time of redemption or, if less, the net asset value of those shares at the time of purchase.

** The dealer reallowance for investments of $1,000,000 or more is equal to the following percentages of the public offering price: 0.75% on the first $1,000,000, plus 0.35% on the next $2,000,000, plus 0.10% on amounts in excess of $3,000,000.


         Some broker-dealers (not Ziegler) may pay their registered representatives different rates of compensation for selling certain mutual funds that may provide an incentive to offer some funds rather than others. You should ask your broker-dealer if it maintains any such policies.


         Ziegler may pay additional commissions and concessions to participating dealers and financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the dealer reallowance with respect to the shares sold. Ziegler may offer additional compensation in the form of trips, merchandise or sales incentives to selected dealers.


         REDUCED FRONT-END SALES CHARGES. There are several ways to pay a lower sales charge.

         One way is to increase the initial investment to reach a higher discount level. Another way to pay a lower sales charge is for you to add to your investment so that the amount of your new investment in the Fund, plus the net asset value of shares of the Fund or another North Track fund you already own, reaches a higher discount level. This is called a RIGHT OF ACCUMULATION. You can aggregate your holdings of Class A, Class B and Class C shares in all North Track mutual funds that have a sales charge to determine the break-point at which you may purchase shares in the Fund. For example, if you decide to invest $75,000 in the Fund when you already own shares in the Fund and/or other North Track mutual funds having an aggregate value of $50,000, you will pay a front-end sales charge of 2.00% (instead of 2.50%) on your $75,000 investment. That is because the $50,000 value of the shares you own at the time you make the $75,000 investment is added to that investment, resulting in a total of $125,000.

         COMBINING FAMILY AND OTHER AFFILIATED ACCOUNTS. For purposes of determining the applicable front-end sales charge, you may combine your investments with those of your spouse and children under the age of 21 ("immediate family"). You may also aggregate your and your immediate family's direct accounts with certain other affiliated accounts, such as:

         o Trust, custody or fiduciary accounts established by you or members of your immediate family. However, if the person who established the trust account is deceased, the account may be aggregated with accounts of the primary beneficiary of the trust;

         o        Single-participant retirement plans or accounts; and

         o        Solely controlled business accounts.

         Any organized group of persons, whether incorporated or not, will be treated as a single purchaser for purposes of determining the applicable front-end sales charge, provided the organization has been in existence for at least six months and has some purpose other than the purchase of mutual fund shares at a discounted sales charge.

         You can also reduce the front-end sales charge by signing a non-binding STATEMENT OF INTENTION to invest $25,000 or more over a 13 month period in any one or combination of North Track Funds which have a sales charge. If you complete your purchases during that period, each purchase will be at a sales charge applicable to the aggregate of your intended purchases. Under terms set forth in your statement of intention, we will escrow shares valued at 5% of the amount of your intended purchase, and we will redeem some or all of those shares to cover the additional sales charge payable if you do not complete your statement. We will release any remaining shares held in escrow to you. You will continue to earn dividends and capital gains distributions declared by a Fund with respect to shares held in escrow.

         Members of a qualified group also may purchase Class A shares at a reduced front-end sales charge. We calculate the sales charge for such persons by taking into account the aggregate dollar value of shares of all North Track shares subject to a sales charge being purchased or currently held by all members of the group. Further information on group purchases is contained in "Purchase of Shares" in the Statement of Additional Information.

         To receive the benefit of the reduced sales charge, you must inform North Track, Ziegler or the Selected Dealer that you qualify for such a discount.

         YOU SHOULD PROVIDE YOUR BROKER-DEALER OR OTHER FINANCIAL INTERMEDIARY WITH INFORMATION AND RECORDS AS TO ALL OF YOUR DIRECT AND RELATED NORTH TRACK ACCOUNTS AND THOSE OF YOUR SPOUSE AND CHILDREN IN ORDER TO DETERMINE WHETHER YOU ARE ELIGIBLE FOR A REDUCED SALES CHARGE. THIS INCLUDES INFORMATION ON ACCOUNTS AT THE BROKER-DEALER OR INTERMEDIARY THROUGH WHICH YOU ARE CURRENTLY PURCHASING SHARES OF THE FUND AND AT OTHER BROKER-DEALERS AND INTERMEDIARIES.

         FOR MORE INFORMATION ABOUT BREAKPOINTS GENERALLY, PLEASE ASK YOUR BROKER-DEALER OR OTHER FINANCIAL INTERMEDIARY FOR A COPY OF THE NASD'S DISCLOSURE STATEMENT ON MUTUAL FUNDS BREAKPOINT DISCOUNTS OR DOWNLOAD A COPY BY VISITING THE NASD'S WEBSITE AT WWW.NASDR.COM/BREAKPOINTS_STATEMENT.ASP.

         PURCHASES WITHOUT A FRONT-END SALES CHARGE. If you are one of the various types of purchasers described below, you may purchase Class A shares of the Fund at net asset value (that is, without a front-end sales charge).

$1.0 Million Purchases        If you purchase at least $1.0 million of shares,
                              or if your account value at the time of purchase is at least $1.0 million, you may purchase Class A shares at net asset value. If your purchase is made through a Selected Dealer who has executed a dealer agreement with Ziegler, the Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed
                              0.75% of the amount invested. All or a part of such payment may be conditioned on the monies remaining invested with North Track for a minimum period of time. IF YOU PURCHASE ANY SHARES WITHOUT
                              A SALES CHARGE THROUGH A SELECTED DEALER, AND YOU
                              REDEEM ANY OF THE SHARES WITHIN 24 MONTHS OF THE
                              DATE OF YOUR PURCHASE, YOU WILL PAY A CONTINGENT
                              DEFERRED SALES CHARGE ON THE REDEEMED SHARES IN AN
                              AMOUNT UP TO 0.75% OF THE NET ASSET VALUE OF THOSE
                              SHARES AT THE TIME OF REDEMPTION OR, IF LESS, THE
                              NET ASSET VALUE OF THOSE SHARES AT THE TIME OF
                              YOUR ORIGINAL PURCHASE.

Persons Associated            If you are any of the following persons, you may
with North Track and          purchase Class A shares of the Fund at net asset
Its Service Providers         value: a Director or officer of North Track
                              (including purchases jointly with or individually by your spouse and purchases made by your children or grandchildren under age 21); employees of Ziegler, Selected Dealers, the Transfer Agent, the
                              Custodian, Geneva Capital Management, Ltd.
                              (sub-advisor to North Track's Managed Growth
                              Fund), and non-employee directors of The Ziegler
                              Companies, Inc. The term "employee" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings and retired employees.

Reinvestments of Dis-         You may purchase Class A shares of the Fund
tributions From North         without a sales charge by reinvesting
Track Mutual Funds            distributions from any North Track mutual fund, or
and Other Investment          investing distributions from various unit
Vehicles Sponsored by         investment trusts sponsored by Ziegler;
Ziegler                       reinvesting principal or interest payments on
                              bonds issued by Ziegler Mortgage Securities, Inc.
                              II; or reinvesting interest payments on bonds underwritten by Ziegler.

Purchases Through             You may purchase Class A shares of the Fund
Certain Investment            without a sales charge through an asset allocation
Programs                      program, wrap fee program or similar program of
                              services offered or administered by a
                              broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain standards established from time to time by Ziegler. You should read the program materials provided by the service provider, including information related to fees, in conjunction with this Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services. When you purchase shares this way, the service provider, rather than you as the service provider's customer, may be the shareholder of record for the shares. The service provider may charge fees of its own in connection with your participation in the program of services. Certain service providers may receive compensation from North Track and/or Ziegler for providing such services.

Reinvestment Privilege        If you redeem Class A shares of the Fund, you may
                              reinvest all or part of the redemption proceeds without a front-end sales charge, if you send written notice to North Track or the Transfer
                              Agent not more than 90 days after the shares are redeemed. We will reinvest your redemption proceeds on the basis of the net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.

Former Shareholders of        Former shareholders of Heartland Wisconsin Tax
the Heartland                 Free Fund who received Class A shares of the Fund
Wisconsin Tax Free            in the transfer of substantially all of the assets
Fund                          of the Heartland Wisconsin Tax Free Fund to the
                              Fund in November 2002 may purchase additional
                              Class A shares of the Fund at net asset value without a front-end sales charge.

PURCHASING CLASS B SHARES

         You may purchase Class B shares of the Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percentage of the net asset value at the time of redemption or at the time of your original purchase whichever is less) if you redeem your Class B shares within six years after purchase. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class B shares. To reduce your cost, when you redeem shares in the Fund, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains), if any, or shares with the lowest contingent sales charge. We will waive the contingent deferred sales charge for redemptions of shares following the death or disability of a shareholder or for systematic withdrawal plans not to exceed 10% annually.

         CONTINGENT DEFERRED SALES CHARGE. The table below shows the contingent deferred sales charge applicable to Class B shares of the Fund based on how long you hold the shares before redeeming them. The percentages reflected in the table are based on the lesser of the net asset value of your Class B shares at the time of purchase or at the time of redemption.

HOLDING                                     CONTINGENT DEFERRED SALES CHARGE
-------                                     --------------------------------

1 Year or less                                            5.00%

More than 1 Year, but less than 3 Years                   4.00%

3 Years, but less than 4 Years                            3.00%

4 Years, but less than 5 Years                            2.00%

5 Years, but less than 6 Years                            1.00%

6 Years or More(1)                                        None

--------------------------------------------

(1) Class B shares convert to Class A shares automatically after eight years.

         Selected Dealers who sell Class B shares of the Fund receive a commission from Ziegler in an amount equal to 4.00% of the net asset value of the shares sold.

PURCHASING CLASS C SHARES

         You may purchase Class C shares of the Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge if you redeem any of your Class C shares within 18 months after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. No front-end or contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class C shares. To reduce your costs, when you redeem shares in the Fund, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those held for more than 18 months or those purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class C shares following the death or disability of a shareholder.

DISTRIBUTION AND DISTRIBUTION EXPENSES

         In addition to the front-end or contingent deferred sales charges that apply to the purchase of shares, the Fund is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors, the maintenance of shareholder accounts and the provision of other shareholder services. The maximum 12b-1 fees payable by each Fund under their respective plans are as follows: 0.25% of the Fund's average daily net assets per year attributable to Class A shares, and 1.00% of the Fund's average daily net assets per year attributable to each of the Class B and Class C shares. Because the Fund pays these fees out of its own assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         Ziegler may also make payments from its own resources to selected broker-dealers or institutions that are instrumental in the acquisition of shareholders for the Funds or that perform recordkeeping or other services with respect to shareholder accounts. Under these arrangements, the broker-dealer often provides North Track with access to the broker-dealer's branch offices and investment consultants, internally co-brands North Track's products, gives North Track some prominence and special recognition, includes information about North Track on the broker-dealer's website, and participates in conferences and meetings sponsored by North Track. The payments that Ziegler may make to these broker-dealers are usually, but need not be, based on new sales that these broker-dealers generate, total sales or the aggregate value of accounts in the Funds for which these broker-dealers are responsible, and the amounts can vary from firm to firm. The amounts may also be affected by, among other things, levels of redemptions, participation in marketing efforts and programs and fulfillment of various duties and obligations. The minimum aggregate size required for eligibility for such payments, as well as the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined by Ziegler from time to time.

METHODS FOR PURCHASING SHARES

         All purchases must be in U.S. dollars and your check must be drawn on a U.S. bank. North Track will not accept cash or traveler's checks. If your check does not clear, your purchase will be canceled and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you choose to redeem your shares, we may postpone your redemption payment for 15 days from the date of purchase or until your check has cleared, whichever is earlier. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by North Track.

         We will consider your order for the purchase of shares to have been received when it is physically received by North Track, the Transfer Agent, a broker-dealer or other financial intermediary authorized by us to receive orders or a clearing agency registered with the Securities and Exchange Commission (e.g., NSCC's Fund/SERV System). If your purchase order is received prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern
Time), it will be invested at the net asset value computed for the relevant Fund on that day. If your order is received after the close of trading on the New York Stock Exchange, it will be invested at the net asset value determined for the relevant Fund as of the close of trading on the New York Stock Exchange on the next business day.

         The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

         METHOD                    STEPS TO FOLLOW
         ------                    ---------------
BY MAIL                            TO OPEN A NEW ACCOUNT                     TO ADD TO AN EXISTING ACCOUNT

Mail to:                           1.  Complete the Account Application      1.  Complete the Additional
-------                                included in this prospectus.              Investment form included with
                                                                                 your account statement.
North Track                        2.  Make your check payable to:               Alternatively, you may write a
c/o PFPC Inc.                          "North Track."                            note indicating your account
P.O. Box 9796                                                                    number.
Providence, RI 02940-9796              Note: The amount of your purchase
                                       must meet the applicable minimum      2.  Make your check payable to
Overnight Mail to:                     initial investment account. See           "North Track."
-----------------                      "Purchasing Shares - Minimum
                                       Purchase Amounts."                    3.  Mail the Additional Investment
North Track                                                                      Form (or note) and your check.
c/o PFPC Inc.                      3.  Mail the completed Account
760 Moore Road                         Application and your check.
King of Prussia, PA 19406-1212

         METHOD                    STEPS TO FOLLOW
         ------                    ---------------
AUTOMATICALLY                      TO OPEN A NEW ACCOUNT                     TO ADD TO AN EXISTING ACCOUNT

                                   Not Applicable                            USE ONE OF NORTH TRACK'S AUTOMATIC
                                                                             INVESTMENT PROGRAMS. Sign up for
                                                                             these services when you open your
                                                                             account, or call 1-800-826-4600 for
                                                                             instructions on how to add them to
                                                                             your existing account.

                                                                             SYSTEMATIC PURCHASE PLAN. Make
                                                                             regular, systematic investments
                                                                             into your North Track account(s)
                                                                             from your bank checking account.
                                                                             See "Shareholder Services -
                                                                             Systematic Purchase Plan."

                                                                             AUTOMATIC DIVIDEND REINVEST-
                                                                             MENT. Unless you choose otherwise,
                                                                             all of your dividends and capital
                                                                             gain distributions automatically
                                                                             will be reinvested in  additional
                                                                             Fund shares. You also may elect to
                                                                             have your dividends and capital
                                                                             gain distributions automatically
                                                                             invested in shares of another North
                                                                             Track mutual fund.

BY TELEPHONE                       TO OPEN A NEW ACCOUNT BY EX-              TO ADD TO AN EXISTING ACCOUNT
                                   CHANGE                                    BY EXCHANGE

1-800-826-4600                     Call to establish a new account by        Add to an account by exchanging
                                   exchanging funds from an existing         funds from another North Track
                                   North Track account. See "Exchanging      account. See "Exchanging Shares."
                                   Shares."

FINANCIAL SERVICES FIRMS           TO OPEN A NEW ACCOUNT                     TO ADD TO AN EXISTING ACCOUNT

                                   You may open an account and purchase      You may purchase additional shares
                                   shares in a Fund through a broker-        in a Fund through a broker-dealer
                                   dealer or other financial service         or other financial services firm
                                   firm that may charge a transaction        that may charge a transaction fee.
                                   fee.

                                   North Track may accept requests to        North Track may accept requests to
                                   purchase shares into a broker-dealer      purchase additional shares into a
                                   street name account only from the         broker- dealer street name ac-
                                   broker-dealer.                            count only from the broker-dealer.

                                REDEEMING SHARES

GENERAL INFORMATION

         You may redeem any or all of your shares as described below on any day North Track is open for business. We redeem Class A shares at net asset value. We redeem Class B shares and Class C shares at net asset value, less the amount of the remaining contingent deferred sales charges, if any, depending on how long you have held the shares. If your redemption order is received by North Track, the Transfer Agent, a broker-dealer or other financial intermediary authorize by us to receive orders or a clearing agency registered with the SEC (e.g., NSCC's Fund/SERV System) prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

REDEMPTIONS

         The following table describes different ways that you may redeem your shares, and the steps you should follow.

METHOD                             STEPS TO FOLLOW
------                             ---------------

BY TELEPHONE                       You may use North Track's Telephone
                                   Redemption Privilege to redeem shares valued
1-800-826-4600                     at less than $100,000, unless you have
                                   notified the Transfer Agent of an address change within the preceding 30 days. The
                                   Transfer Agent will send redemption proceeds only to the shareholder of record at the address shown on the Transfer Agent's records. However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                                   Unless you indicate otherwise on your account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.

BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:
Mail to:
--------
                                     o A written request for redemption signed
North Track                            by the registered owner(s) of the shares,
c/o PFPC Inc.                          exactly as the account is registered,
P.O. Box 9796                          together with the shareholder's
Providence, RI 02940-9796              account number;

Overnight Mail to:                   o The certificates for the shares being
------------------                     redeemed, if any;
North Track
c/o PFPC Inc.                        o Any required signature guarantees (see
760 Moore Road                         "Other Information About Redemptions"
King of Prussia, PA 19406-1212         below); and

                                     o Any additional documents which might be
                                       required for redemptions by corporations, executors, administrators, trustees, guardians, or other similar entities.

METHOD                             STEPS TO FOLLOW
------                             ---------------

                                   The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent will notify you promptly if it cannot accept your redemption request. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC WITHDRAWAL PLAN         You can set up an automatic systematic
                                   withdrawal plan from any of your North Track accounts. To establish the systematic withdrawal plan, complete the appropriate section of the Account Application or call, write or stop by North Track and request a Systematic Withdrawal Plan Application Form and complete, sign and return the Form to North Track. See "Shareholder Services -
                                   Systematic Withdrawal Plan."

FINANCIAL SERVICES FIRMS           You also may redeem shares through broker-
                                   dealers, financial advisory firms and other financial institutions, which may charge a commission or other transaction fee in connection with the redemption.

RECEIVING REDEMPTION PROCEEDS

         You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. Redemption proceeds are sent within seven days from the date of the order to redeem; however, the Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                             STEPS TO FOLLOW
------                             ----------------

BY MAIL The Transfer Agent mails checks for redemption proceeds after it receives the request and all necessary documents. There is no charge for this service.

BY ACH The Transfer Agent will process ACH redemptions to your bank account at your designated financial institution after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.

BY WIRE The Transfer Agent will wire redemption proceeds to your bank after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

         TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Inc., as the transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the Telephone Redemption Privilege. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the Transfer Agent, North Track or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

         SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, we require signature guarantees for certain redemptions. Signature guarantees enable the Transfer Agent to assure that you are the person who has authorized a redemption from your account. We require signature guarantees for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past 30 days; (4) requests to transfer the registration of shares to another owner; and (5) redemption requests for amounts over $100,000. North Track may waive these requirements in certain instances.

         The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

         CLOSING SMALL ACCOUNTS. If, due to redemption, your account in the Fund drops below $500 for three months or more, we have the right to redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

         SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of one or more of the Funds for any period during which: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Fund.

         REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of the Fund. However, the Fund must redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. If the Fund delivers securities to you in payment of redemptions, we would value them at the same value assigned to them in computing the Fund's net asset value per share. You would incur brokerage costs when you sell those securities.

         MARKET TIMING. An excessive number of purchases and redemptions by a shareholder (market timing) may be disadvantageous to the Fund and its shareholders. Frequent purchases and redemptions of shares of the Fund present such risks to Fund shareholders as dilution in the value of Fund shares held by long-term holders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, and adverse tax consequences. To discourage such activity, North Track reserves the right to restrict further purchases by a shareholder who it believes is engaged in market timing. However, when purchases and sales are made through omnibus accounts maintained by broker-dealers and other intermediaries, North Track may not be able effectively to identify and restrict persons who engage in such activity. North Track has developed specific policies and procedures to discourage market timing transactions. Those policies and procedures involve limiting the number of purchases and redemptions in the Fund (i.e., "round trips") that may be allowed during a given period of time for those believed to be market timers, and improving efforts in detecting and identifying market timers.

                                EXCHANGING SHARES

GENERAL INFORMATION

         Subject to compliance with applicable minimum investment requirements, you may exchange shares of the Fund for shares of the same class of any other North Track mutual fund. You should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange, and a purchase of the shares received in the exchange, and thus subject to applicable sales charges. See "Sales Charges Applicable to Exchanges" below. Before engaging in any exchange, you should obtain from North Track and read the current prospectus for the mutual fund into which you intend to exchange. North Track presently charges no administrative fee for exchanges, but you may be subject to a sales charge. See "Sales Charges Applicable to Exchanges" below.

         An exchange of shares is considered a redemption of the shares of the North Track mutual fund from which you are exchanging, and a purchase of shares of the North Track mutual fund into which you are exchanging. Accordingly, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES OF CLASS A SHARES

         EXCHANGING CLASS A SHARES. If your exchange involves Class A shares, you will pay the standard front-end sales charge applicable to purchases of Class A shares of the North Track mutual fund into which the exchange is being made (as disclosed in the then current prospectus for that North Track mutual fund), less any front-end sales charge you previously paid with respect to the shares being exchanged, if any. For example, if you were exchanging shares of the Fund for Class A shares of the S&P 100 Plus Fund, you would pay a front-end sales charge on the exchange in an amount equal to the difference between: (a) the front-end sales charge applicable to your purchase of the S&P 100 Plus Fund shares (a maximum of 5.25%); minus (b) the front-end sales charge you paid when you purchased your shares of the Wisconsin Tax-Exempt Fund (a maximum of 3.50%), or a maximum of 1.75%. However, if the shares you are exchanging represent an investment held for at least six months in any one or more North Track mutual funds (other than the Cash Reserve Fund), then North Track will not charge any additional front-end sales charge in connection with the exchange. In addition, former Heartland Wisconsin Tax Free Fund shareholders may exchange their Class A shares of the Fund for Class A shares of any other North Track mutual fund without having to pay any additional front-end sales charge.

         EXCHANGING CLASS B AND CLASS C SHARES. You may exchange Class B and Class C shares in the Fund only for shares of the same Class of another North Track mutual fund. You will not pay a contingent deferred sales charge on any such exchange. However, the new shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time in which you held the Class B or Class C shares you surrender in the exchange.

RULES AND REQUIREMENTS FOR EXCHANGES

         GENERAL. In order to effect an exchange on a particular business day, North Track must receive an exchange order in good form no later than the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). North Track may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change that adversely affects their rights under this exchange privilege.

         Like market timing, an excessive number of exchanges may be disadvantageous to North Track. Therefore, North Track reserves the right to terminate the exchange privilege of any shareholder who makes more than four exchanges (excluding from the North Track Cash Reserve Fund) in any calendar year or who North Track believes is engaged in market timing.

         The following additional rules and requirements apply to all exchanges:

         o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that you may exchange Class A shares of any North Track mutual fund (including the Fund) for Class X shares of the Cash Reserve Fund, and vice versa.

         o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

         o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the North Track mutual fund into which you are exchanging.

         o If the shares you are exchanging are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

         METHODS FOR EXCHANGING SHARES. Set forth below is a description of the different ways you can exchange shares of North Track mutual funds and procedures you should follow when doing so.

METHOD                             STEPS TO FOLLOW
------                             ---------------
BY MAIL                            Mail your exchange order to North Track.

Mail to:                           Please Note: North Track must receive your
-------                            exchange order prior to the close of trading
North Track                        on the New York Stock Exchange in order to
c/o PFPC Inc.                      effect an exchange on that business day.
P.O. Box 9796
Providence, RI 02940-9796

Overnight Mail to:
-----------------

North Track
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212

BY TELEPHONE                       You receive telephone exchange privileges
                                   when you open your account. To decline the
1-800-826-4600                     telephone exchange privilege, you must check
                                   the appropriate box on the Account
                                   Application when you open your account. Call
                                   North Track at 1-800-826-4600 to order the desired exchange and, if required, to establish a new account for the North Track mutual fund into which you wish to exchange.

                                   Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS           You may exchange shares through your broker-
                                   dealer or other financial services firm, which may charge a transaction fee.

                              SHAREHOLDER SERVICES

         North Track offers a number of shareholder services designed to facilitate investment in Fund shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling North Track at 1-800-826-4600.

         SYSTEMATIC PURCHASE PLAN. You may establish a Systematic Purchase Plan ("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is $50 for custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is $25. The minimum subsequent investment is $50 for all other accounts with balances of $1,000 or more. By participating in the SPP, you may automatically make purchases of North Track shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of

North Track shares. You may implement the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You can obtain an application and instructions on establishing the SPP from your registered representative, the Distributor or North Track.

         SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price of at least $10,000 in a single North Track mutual fund (including the Fund). The minimum amount you may receive under a systematic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to North Track or the Transfer Agent.

                                OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

         We determine the net asset value per share of the Fund daily by adding up the total value of the Fund's investments and other assets and subtracting its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. We calculate the net asset value per share each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange or on any other day when the Exchange is closed. We generally make the calculation as of 4:00 p.m. Eastern Time.

         In order to calculate the total value of the Fund's investments on any day, we value those securities on the basis of market quotations or at fair value using methods and guidelines approved by North Track's Board of Directors. Because market quotations generally are not available for Tax Exempt Obligations in which the Fund invests, such securities are valued in good faith at their "fair values" in accordance with pricing policies and procedures adopted by North Track's Board of Directors. Fair values of debt securities are typically based on valuations published by an independent pricing service. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. We value debt securities that the Fund purchases with remaining maturities of 60 days or less at the Fund's cost, plus or minus any amortized discount or premium.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

         The Fund declares dividends from net investment income daily and pays them monthly. You may elect to take your dividends in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other North Track mutual fund for which you have an account. The investment occurs on the same day as the dividend distribution date. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, we automatically will reinvest them in additional shares of the Fund.

         The Fund declares capital gains distributions, if any, annually and normally pays them within 60 days after the end of the fiscal year.

BUYING A DIVIDEND

         You should bear in mind that if you purchase shares of the Fund just before the record date of a capital gains distribution, you will receive a portion of your purchase price back as a taxable distribution. On the record date for the distribution, the Fund's per share net asset value will be reduced by an amount equal to the amount of the capital gains distribution. This occurrence sometimes is referred to as "buying a dividend."

TAX STATUS

         Interest that the Fund earns on Tax Exempt Obligations generally is tax-free when we distribute it to you as a dividend. If the Fund earns taxable income from any of its investments, the Fund would distribute that income as a taxable dividend, and you would pay tax on that dividend as ordinary income for federal income tax purposes.

         Interest that the Fund earns on private activity bonds and certain other Tax Exempt Obligations is subject to the federal alternative minimum tax for individuals. If you are subject to the alternative minimum tax, you will be required to report a portion of the Fund's dividends as a "tax preference item" in determining your federal alternative minimum tax. Your liability for a federal alternative minimum tax will depend on your individual tax circumstances. Wisconsin imposes an alternative minimum tax which is based on the federal alternative minimum tax, with certain adjustments.

         If the Fund makes any short-term capital gain distributions, they will be taxable to you as ordinary income for federal income tax purposes. Long-term capital gain distributions will be taxable as long-term capital gains. If the Fund declares a capital gains distribution in December, but does not make the distribution until January of the following year, you still will be taxed as if the distribution was paid in December. The Transfer Agent will process your distributions and send you a statement for tax purposes each year, showing the source of distributions for the preceding year.

         The foregoing is only a summary of some of the important tax considerations that generally affect the Fund and its shareholders. State and local tax rules differ from the federal tax rules described in the foregoing. You should not view this discussion as a substitute for careful tax planning. We urge you to consult with your tax advisor to fully assess your specific tax situation and the tax consequences of your investment in the Fund.

PRIVACY: A FUNDAMENTAL CONCERN

         At North Track we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information.

WE DO NOT SELL CLIENT INFORMATION TO ANYONE.

         YOUR PERSONAL INFORMATION. When you purchase shares or inquire about a transaction with North Track, you typically provide us with certain personal information. This information may include:

                  o        Name and address

                  o        Social Security or taxpayer identification number

                  o        Beneficiary information

                  o        Bank account information

                  o        Investments at other institutions

         OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to verify your true identity, complete transactions at your request or service an account. For example, we may share information with companies that perform services on our behalf. One such service provider is the transfer agent for the Fund, PFPC Inc., which opens accounts, processes transactions and mails account statements. In addition, with express consent by the individual client, certain client financial information is forwarded to SAGE Scholars, Inc. in order to permit the client to accrue the benefits SAGE Scholars provides. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

         In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.

         If you have any questions regarding our privacy policy please feel free to call North Track at 800-826-4600.

                      DELIVERY OF DOCUMENTS TO SHAREHOLDERS

         "HOUSEHOLDING". North Track will deliver a single prospectus, annual or semi-annual report or other shareholder information (collectively, a "shareholder document") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

         ELECTRONIC DELIVERY. North Track is developing the capability of delivering shareholder documents electronically to persons who have consented to such delivery and provide their e-mail addresses. Once it has developed such capability, North Track will deliver shareholder documents electronically by sending consenting persons an e-mail message informing them that the shareholder document has been posted and is available on North Track's website (www.northtrackfunds.com) and providing a hypertext link to the document. The electronic versions of the shareholder documents will be in PDF format and can be downloaded and printed using Adobe Acrobat.

         CONSENT. If you would like to assist North Track in controlling its printing and mailing costs, you may indicate your consent to householding and/or electronic delivery of shareholder documents on the Account Application (included with this Prospectus) or by sending a note to that effect to North Track, c/o PFPC Inc., P.O. Box 9796, Providence, Rhode Island 02940-9796. For electronic delivery of shareholder documents, please make sure to include your e-mail address.

         You may revoke your consent to householding or electronic delivery of shareholder documents at any time by calling North Track at 1-800-826-4600 or by writing to North Track at the address provided above.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2002 and 2003 has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders. The Annual Report is available upon request. The financial highlights for periods prior to the year ended December 31, 2002 were audited by Arthur Andersen LLP which has ceased operations.

                                 CLASS A SHARES

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------------
PER SHARE DATA:                                             2003            2002            2001           2000           1999
                                                            ----            ----            ----           ----           ----
NET ASSET VALUE, BEGINNING OF PERIOD                    $    10.44      $     9.94      $     9.91     $     9.45     $    10.27
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                      .40             .40             .42            .44            .45
    Net realized and unrealized gains (losses)                 .07             .50             .03            .46           (.82)
                                                        ------------------------------------------------------------------------
    on investments
    TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS             .47             .90             .45            .90           (.37)
                                                        ------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income                      (.39)           (.40)           (.42)          (.44)          (.45)
                                                        ------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                       (.39)           (.40)           (.42)          (.44)          (.45)
                                                        ------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    10.52      $    10.44      $     9.94     $     9.91     $     9.45
                                                        ========================================================================
TOTAL RETURN*                                                 4.63%           9.26%           4.56%          9.74%         (3.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)         $  156,647      $  145,947      $   52,945     $   52,116     $   52,320
Ratio of expenses to average net assets                       1.00%           1.10%           1.15%          1.05%          0.90%
Ratio of expenses to average net assets prior to              1.07%           1.10%           1.15%          1.09%          1.00%
         reimbursements
Ratio of net investment income to average net assets          3.77%           4.03%           4.14%          4.57%          4.50%
Ratio of net investment income to average net assets          3.70%           4.03%           4.14%          4.53%          4.40%
         prior to reimbursements
Portfolio turnover rate                                      11.06%           8.02%           6.31%          5.89%         15.20%

-------------------------

* The Fund's sales charge is not reflected in total return as set forth in the table.

                                 CLASS B SHARES

                                                                                 FOR THE PERIOD FROM JANUARY 6, 2003
                                                                                     (COMMENCEMENT OF OPERATIONS)
                                                                                      THROUGH DECEMBER 31, 2003
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                                             $   10.39
INCOME FROM INVESTMENT OPERATIONS:
         Net investment income                                                                         .32
         Net realized and unrealized gains (losses)  on investments                                    .12
                                                                                                 ---------
         TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                                                .44
                                                                                                 ---------
LESS DISTRIBUTIONS:
         Dividends from net investment income                                                         (.31)
                                                                                                 ---------
         TOTAL DISTRIBUTIONS                                                                          (.31)
                                                                                                 ---------
NET ASSET VALUE, END OF PERIOD                                                                   $   10.52
                                                                                                 =========
TOTAL RETURN**                                                                                        4.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                                                  $   2,940
Ratio of expenses to average net assets                                                               1.74%*
Ratio of net investment income to average net assets prior to reimbursements                          1.85%*
Ratio of net investment income to average net assets                                                  2.93%*
Ratio of expenses to average net assets prior to reimbursements                                       2.82%*
Portfolio turnover rate                                                                              11.06%++

-------------------------

*        Annualized.

** The Fund's sales charge is not reflected in total return as set forth in the table. Total return is not annualized.

++       Not Annualized.

                                 CLASS C SHARES

                                                                                 FOR THE PERIOD FROM JANUARY 6, 2003
                                                                                     (COMMENCEMENT OF OPERATIONS)
                                                                                      THROUGH DECEMBER 31, 2003
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                                             $   10.39
INCOME FROM INVESTMENT OPERATIONS:
         Net investment income                                                                         .32
         Net realized and unrealized gains (losses)  on investments                                    .12
                                                                                                 ---------
         TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                                                .44
                                                                                                 ---------
LESS DISTRIBUTIONS:
         Dividends from net investment income                                                         (.31)
                                                                                                 ---------
         TOTAL DISTRIBUTIONS                                                                          (.31)
                                                                                                 ---------
NET ASSET VALUE, END OF PERIOD                                                                   $   10.52
                                                                                                 =========
TOTAL RETURN**                                                                                        4.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                                                  $   2,736
Ratio of expenses to average net assets                                                               1.74%*
Ratio of net investment income to average net assets prior to reimbursements                          1.85%*
Ratio of net investment income to average net assets                                                  2.94%*
Ratio of expenses to average net assets prior to reimbursements                                       2.83%*
Portfolio turnover rate                                                                              11.06%++

-------------------------

*        Annualized.

** The Fund's sales charge is not reflected in total return as set forth in the table. Total return is not annualized.

++       Not Annualized.

         If you have any questions about the Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write North Track at:

                  NORTH TRACK FUNDS, INC.
                  250 East Wisconsin Avenue
                  Suite 2000
                  Milwaukee, Wisconsin 53202
                  1-800-826-4600

         The SAI, which contains more information about the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

         To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

         Investment Company Act File No. 811-4401.

NORTH TRACK FUNDS, INC.                   TRANSFER AND DIVIDEND DISBURSING AGENT

1-800-826-4600                             PFPC Inc.
                                           760 Moore Road
250 East Wisconsin Avenue                  King of Prussia, Pennsylvania 19406
Suite 2000
Milwaukee, Wisconsin  53202                CUSTODIAN

INVESTMENT ADVISOR                         Union Bank of California
                                           475 Sansome Street
B.C. Ziegler and Company                   San Francisco, California 94111
250 East Wisconsin Avenue
Suite 2000                                 COUNSEL
Milwaukee, Wisconsin  53202
                                           Quarles & Brady LLP
DISTRIBUTOR                                411 East Wisconsin Avenue
                                           Milwaukee, Wisconsin 53202
B.C. Ziegler and Company
250 East Wisconsin Avenue                  INDEPENDENT AUDITOR
Suite 2000
Milwaukee, Wisconsin  53202                Deloitte & Touche LLP
                                           411 East Wisconsin Avenue
                                           Milwaukee, Wisconsin 53202
ACCOUNTING/PRICING AGENT

B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin  53095

                             NORTH TRACK FUNDS, INC.
                                CASH RESERVE FUND

            CLASS X, CLASS B AND CLASS C COMMON STOCK (RETAIL SHARES)


         The Cash Reserve Fund (the "Fund") is a mutual fund series of North Track Funds, Inc. ("North Track"). The Fund, a money market fund, seeks to provide investors with a high level of current income consistent with stability of principal and the maintenance of liquidity. The Fund invests primarily in domestic money market securities with a weighted average maturity of 90 days or less. The longest maturity will be 397 days. B.C. Ziegler and Company (the "Advisor") is the Fund's investment adviser.

         The Fund offers four classes of shares, Class X, Class B and Class C Common Stock (the "Retail Shares"), and Class Y Common Stock (the "Institutional Shares"). This Prospectus discusses only the Retail Shares. The Fund's Institutional Shares are offered by a separate prospectus.

         This Prospectus has information you should know before you decide to purchase Retail Shares of the Fund. Please read it carefully and keep it with your investment records. There is a table of contents below which allows you to quickly find information about investment strategies, buying and selling shares and other information about the Fund.

--------------------------------------------------------------------------------

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

--------------------------------------------------------------------------------

THE DATE OF THIS PROSPECTUS IS MAY 1, 2004.

                                 QUICK REFERENCE

INVESTMENTS, RISKS AND PERFORMANCE SUMMARY:

Investment objectives and risks associated with the Fund....................  3
Performance information.....................................................  3
Fees and expenses...........................................................  5

MANAGEMENT:

Investment Advisor..........................................................  9

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:

How to buy Fund shares (including sales charges and combined purchase programs)........................................................  9
How to redeem Fund shares................................................... 14
How to exchange with other North Track Funds................................ 20
How to begin an automatic investment plan................................... 22
How to begin an automatic withdrawal plan................................... 22
IRA and other retirement plan programs...................................... 23

                               RISK/RETURN SUMMARY

         INVESTMENT OBJECTIVE. The Cash Reserve Fund seeks to provide investors with a high a level of current income consistent with the stability of principal and the maintenance of liquidity.

         PRINCIPAL INVESTMENT STRATEGIES. The Advisor's principal investment strategies include:

         o Investing in U.S. dollar-denominated money market securities, including U.S. Government securities and repurchase agreements.

         o Investing more than 25% of total assets in the financial services sector.

         o Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

         PRINCIPAL INVESTMENT RISKS. The Fund is subject to the following principal investment risks:

         o Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

         o Financial Services Exposure. Changes in government regulation or economic downturns can have a significant negative effect on issuers in the financial services sector. The Fund concentrates its investments in this sector.

         o Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

         An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

         PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Fund's annual return. You should bear in mind that past performance is not an indication of future results.

         The bar chart demonstrates the variability of the annual total returns of Class X shares of the Fund for the calendar years indicated. In 1995 and 1997, the Advisor made capital contributions to the Fund to offset certain capital losses. Without those contributions, the returns for those years would have been lower. The Fund's Class B shares carry a higher Rule 12b-1 fee than its Class X shares. Accordingly, the total returns reflected for the Fund's Class X shares are greater than total returns would have been for the Fund's Class B shares over the same periods.

         No performance information is provided for the Fund's Class C shares because they were not available until May 2003. Like the Class B shares, the Class C shares carry a higher 12b-1 fee than the Class X shares, so the total returns on the Class C shares will be lower than the returns on the Class X shares.

                           YEAR-BY-YEAR TOTAL RETURN


                                   [BAR CHART]


3.64%  5.32%  4.78%  4.80%  4.77%  4.35%  5.64%  3.37%  1.09%  0.34%
--------------------------------------------------------------------
1994   1995   1996   1997   1998   1999   2000   2001   2002   2003

--------------------------------------------------------------------------------
HIGHEST QUARTERLY RETURN:                               LOWEST QUARTERLY RETURN:
1.47%, 3rd Quarter 2000                                 0.05%, 4th Quarter 2004
--------------------------------------------------------------------------------


         The table below shows the average annual total returns on the Fund's Class X and Class B shares for the periods presented.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                 ONE YEAR          FIVE YEARS                 TEN YEARS
                 --------          ----------                 ---------

Class X           0.34%               2.94%                      3.80%

                 ONE YEAR                             SINCE INCEPTION (12/15/99)
                 --------                             -------------------------
Class B           0.10%                                          2.09%

         The seven-day yield on the Fund's Retail Shares as of December 31, 2003 was 0.16% for Class X, 0.10% for Class B and 0.10% for Class C. For current yield information, please call 1-800-826-4600.

         FEES AND EXPENSES. You should carefully consider fees and expenses when choosing a money market fund. As a shareholder, you pay the costs of operating a fund, plus any transaction costs associated with buying, selling and exchanging shares.

         Annual fund operating expenses are expenses that a money market fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services and other activities of the fund. Money market funds pay annual operating expenses out of their assets. Therefore, operating expenses reduce your total return.

         The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Retail Shares of the Fund.

                                                  CLASS X           CLASS B          CLASS C
                                                  -------           -------          -------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases            None              None             None
and reinvested distributions

Contingent Deferred Sales Charge (Load) (as a
percentage of the original purchase price or        None              5.00%(1)         1.00%(2)
redemption proceeds, whichever is less)(1)

Redemption Fee(3)                                   None              None             None

Exchange Fee                                        None              None             None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                     0.20%             0.20%            0.20%

Distribution (12b-1) Fees                           0.15%             1.00%            1.00%

Other Expenses                                      0.55%             0.33%            0.31%
                                                    -----             -----            -----
Annual Fund Operating Expenses                      0.90%             1.53%            1.51%
                                                    =====             =====            =====

---------------------

(1) The contingent deferred sales charge on Class B shares declines each year that you own your Class B shares and is eliminated after six years. The Class B shares automatically convert to Class X shares after they have been held for eight years. See "Redeeming Shares - Contingent Deferred Sales Charge on Class B Shares."

(2) The contingent deferred sales charge on Class C shares is eliminated after the shares have been held for 18 months. See "Redeeming Shares - Contingent Deferred Sales Charge on Class C Shares."

(3) We charge investors a wire redemption fee, which is currently $12 per wire. Also, there is a $10 service fee for redemptions of less than $250 made by check for Class X shares.

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. It assumes that:

         o        You invest $10,000 for the periods shown;

         o        Your investment has a 5% return each year; and

         o        The Fund's operating expenses remain the same.

         Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                 ONE YEAR     THREE YEAR     FIVE YEARS     TEN YEARS
                 --------     ----------     ----------     ---------
Class X              $ 92        $287           $498         $1,108
Class B              $656        $783           $934         $1,656*
Class C              $254        $477           $824         $1,802

IF YOU DO NOT SELL YOUR SHARES:

Class B              $156        $483           $834         $1,656*
Class C              $154        $477           $824         $1,802

----------------------

* Reflects conversion of Class B shares to Class X shares after eight years, lowering your annual expenses from that time on.

         If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."


                      INVESTMENT OBJECTIVES AND STRATEGIES

GENERAL INFORMATION

         The Fund was established in 1993 with a single Class of common stock. Initially the Fund operated as a retail spoke of a two-tiered, master/feeder structure. Effective January 1, 1996, the Fund was restructured with Class X shares and Class Y (Institutional) shares. The Fund first began offering Class B shares on December 15, 1999 and first began offering Class C shares on May 1, 2003. We refer to the Class X, B and C shares as "Retail Shares."

         Class B and Class C shares of the Fund are designed as a short-term investment alternative for shareholders who own Class B or Class C shares (as the case may be) of other North Track funds, and who, because of their concern over market conditions, wish temporarily to reduce their exposure to the equity markets. The Class B and Class C shares of the Fund are subject to the same contingent deferred sales charges and Rule 12b-1 service and distribution fees as Class B and Class C shares of any other North Track fund.

See "Purchasing Shares" for a more detailed description of the contingent deferred sales charge and Rule 12b-1 fee applicable to Class B and Class C shares of the Fund. BECAUSE THIS FEE STRUCTURE IS RELATIVELY HIGH FOR A MONEY MARKET INVESTMENT, YOU SHOULD PURCHASE CLASS B OR CLASS C SHARES OF THE CASH RESERVE FUND ONLY IN CONNECTION WITH A TEMPORARY EXCHANGE FROM CLASS B OR CLASS C SHARES OF ANY ONE OR MORE OF THE OTHER NORTH TRACK FUNDS.

INVESTMENT OBJECTIVE

         The Fund seeks to provide investors with a high level of current income consistent with the stability of principal and the maintenance of liquidity.

INVESTMENT STRATEGIES

         To achieve its investment objective, the Fund invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks; repurchase agreements and high quality domestic commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Fund may lend portfolio securities, enter into reverse repurchase agreements and, to a limited extent, invest in securities issued by foreign banks and corporations outside the United States.

         The Fund reserves the right to concentrate its investments (i.e., invest more than 25% of its total assets) in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in obligations of domestic branches of domestic banks.

         In buying and selling securities for the Fund, the Advisor complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. The Advisor stresses maintaining a stable $1.00 share price, as well as liquidity and income.

         The Board of Directors of North Track has established minimum credit standards governing the securities that the Fund may purchase. Among other requirements, the Fund's securities must be rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (unless the instrument is rated by only one such rating agency, in which case a single rating is sufficient) or, if unrated, determined by the Advisor to be of comparable quality under the Board of Directors' guidelines and procedures. The Fund will invest at least 95% of its total assets in securities rated in the highest category or, if unrated, determined by the Advisor to be of comparable quality. The rating organizations that rate the money market instruments in which the Fund may invest include Moody's Investors Service, Inc., Standard & Poor's, Duff & Phelps, Fitch Ratings and Thomson Bank Watch, Inc.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

         MONEY MARKET SECURITIES are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Taxable money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper and U.S. Government securities.

         U.S. GOVERNMENT SECURITIES are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

         A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

INVESTMENT RISKS

         Many factors affect the Fund's performance. The Fund's yield will change daily based on changes in interest rates and other market conditions. Although the Advisor manages the Fund to maintain a stable $1.00 share price, there is no guarantee that it will be successful. For example, a major increase in short-term interest rates or a decrease in the credit quality of the issuer of one of the Fund's investments could cause the Fund's share price to decrease. It is important to note that neither the Fund's share price nor its yield is guaranteed by the U.S. Government.

         The following factors may significantly affect the Fund's performance:

         INTEREST RATE CHANGES. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services industry tend to be more sensitive to interest rate changes. Sometimes securities have new or novel features that are designed for specific market environments. If the structure of the security does not function as planned, the security could decline in value. Also, the behavior of these securities under various and changing market environments is not always well understood. Their values can decline unexpectedly.

         FINANCIAL SERVICES EXPOSURE. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

         ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions all can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes.

                                   MANAGEMENT

INVESTMENT ADVISOR

         B.C. Ziegler and Company ("Ziegler" or the "Advisor") is the investment advisor for the Fund. Ziegler also serves as distributor, accounting/pricing agent, administrative servicing agent and shareholder servicing agent for the Fund. In addition to managing the Fund and the other North Track funds, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisers and makes recommendations to its clients. As of April 1, 2004, Ziegler and its affiliates had approximately $2.4 billion of assets under discretionary management. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

         Ziegler provides the Fund with overall investment advisory services and administrative services. For the year ended December 31, 2003, the Fund paid 0.20% of its average net assets in advisory fees.


                                PURCHASING SHARES

GENERAL INFORMATION

         This prospectus describes three classes of Retail Shares for the Cash Reserve Fund: Class X shares, Class B shares and Class C shares. Each class has its own sales charge and expense structure, as noted below.

         You may buy Class X shares through Ziegler and selected dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

         North Track has established a Customer Identification Program as part of its anti-money laundering procedures pursuant to the USA PATRIOT Act. In order to comply with this law, we are required to obtain, verify and record certain identifying information about each person who opens an account. Such information includes your name, permanent street address, date of birth and social security number. Corporate accounts require additional information. We may also ask you to provide other identifying documentation. We reserve the right not to process any purchase or redemption orders until we can verify your identity.

         Class B and Class C shares of the Fund are each subject to a contingent deferred sales charge (though the charges vary) and a 1.00% Rule 12b-1 fee, each of which is described in more detail below. BECAUSE OF THIS HIGHER FEE STRUCTURE, IF YOU WISH TO PURCHASE AND HOLD RETAIL SHARES DIRECTLY, YOU SHOULD PURCHASE CLASS X SHARES RATHER THAN CLASS B OR CLASS C SHARES.

         The Fund offers its Class B and Class C shares primarily as a short-term investment alternative for shareholders who hold Class B or Class C shares of any of the other North Track mutual funds, but who wish temporarily to reduce their exposure to the stock market. Under uncertain or adverse market conditions, a shareholder may wish temporarily to exchange his or her Class B or Class C shares of any of the other North Track mutual funds for Class B or Class C shares of the Fund. Later, when the shareholder believes the equity markets are again more favorable, the shareholder may wish to exchange some or all of his or her Class B or Class C shares of the Fund back into Class B or Class C shares of any of the other North Track mutual funds. Alternatively, the shareholder may redeem his or her Class B or Class C shares of the Fund for cash, subject to applicable contingent deferred sales charges as described below.

         The following table shows which Classes of shares are available for the Fund, and highlights some of the differences between the three Classes.

CLASS X SHARES                   CLASS B SHARES                    CLASS C SHARES
--------------                   --------------                    --------------
No front-end sales charge        No front-end sales charge         No front-end sales charge

No contingent deferred sales     Maximum 5.00% contingent          1.00% contingent deferred
charge                           deferred sales charge (reduc-     sales charge (which is elimi-
                                 ing each year you own your        nated after you own your
                                 shares, and going to zero         shares for 18 months)
                                 after six years)

Lower annual expenses,           Higher annual expenses, in-       Higher annual expenses, in-
including the 12b-1 fee          cluding the 12b-1 fee             cluding the 12b-1 fee
(0.15%), than Class B or         (1.00%), than Class X             (1.00%), than Class X shares
Class C shares                   shares

                                 Automatic conversion to           No conversion to Class X
                                 Class X shares after eight        shares, meaning that higher
                                 years, reducing future an-        annual expenses continue for
                                 nual expenses                     as long as you hold your
                                                                   Class C shares

         PLEASE CONSULT YOUR BROKER-DEALER ADVISOR FOR ASSISTANCE IN DETERMINING THE CLASS OF SHARES YOU SHOULD BUY.

MINIMUM PURCHASE AMOUNTS

         The Fund has established minimum amounts that you must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help the Fund control its operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. If the Fund accepted and maintained numerous small shareholder accounts and small additional investments, its operating expense ratio would increase and its total return would decline. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for the Fund for various types of investors.

                                         MINIMUM INITIAL     MINIMUM ADDITIONAL
TYPE OF INVESTOR                        INVESTMENT AMOUNT   INVESTMENT AMOUNT(1)
----------------                        -----------------   -----------------
All investors, except special
investors listed below                      $1,000                 $50

Purchases through Systematic Pur-
chase Plans (see "Shareholder                 $100                $100(2)
Services - Systematic Purchase Plan")

---------------------------

(1) There is no minimum additional investment requirement for purchases of shares of the Fund if: (i) the purchase is made in connection with an exchange from another mutual fund within the North Track family of funds (see "Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the North Track family of funds or from various unit investment trusts sponsored by Ziegler;
         (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; (iv) reinvestment of interest payments on bonds underwritten by Ziegler.

(2) The minimum subsequent monthly investment under a Systematic Purchase Plan is $50 for accounts with balances of $1,000 or more.

DISTRIBUTION AND DISTRIBUTION EXPENSES

         The Fund is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its Retail Shares to investors and, with respect to Class B and Class C shares, the maintenance of shareholder accounts and the provision of other shareholder services. The maximum 12b-1 fees payable by the Fund under their respective plans are as follows: 0.15% of the Fund's average daily net assets per year attributable to Class X shares, and 1.00% of the Fund's average daily net assets per year attributable to each of the Class B and Class C shares. Because the Fund pays these fees on an ongoing basis out of the portion of its assets attributable to Retail Shares, over time these fees will increase the cost of your investment.

METHODS FOR PURCHASING SHARES

         If you purchase shares directly for cash, you must pay for your shares of the Fund in U.S. dollars and your check must be drawn on a U.S. bank. North Track will not accept cash or traveler's checks. If your check does not clear, we will cancel your purchase and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you decide to redeem your shares, we may postpone making your redemption payment for 15 days from the date of purchase or until your check has cleared, whichever is earlier. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by North Track.

         You may purchase Class B and Class C shares of the Fund by obtaining and completing an Exchange Authorization Form available from the Distributor, and delivering the completed form in person or by mail in accordance with the instructions below. Alternatively, you can complete an exchange through the telephone exchange privilege by following the instructions below, unless you have declined this option.

         Because of the contingent deferred sales charge and the higher Rule 12b-1 fees that apply to Class B and Class C shares of the Fund as opposed to its Class X shares, you should not purchase Class B and Class C shares directly. The only exception may be in the situation where you purchase Class B or Class C shares of the Fund in exchange for Class B or Class C shares of any of the other North Track mutual funds, and you wish to continue dividend and capital gains distribution reinvestment plans and possibly automatic investment plans that you had in effect with respect to the Class B or Class C shares of the other North Track mutual fund(s) so exchanged.

         We consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. The Fund pays each shareholder servicing agent a fee at the annual rate of 0.25% of the average net asset value of Retail Shares that investors purchase and hold through the agent. This fee compensates the shareholder servicing agent for the sub-accounting, sub-transfer agent and other shareholder services they provide to their clients on behalf of the Fund. This shareholder servicing agent fee reduces the annual transfer agent fees that the Fund would otherwise pay if the shareholder servicing agent's clients held their accounts directly with the Fund's Transfer Agent.

         If your purchase order is received prior to the close of trading on the New York Stock Exchange, we will invest it at the net asset value computed for the Fund on that day. If your order is received after the close of trading on the New York Stock Exchange, we will invest it at the net asset value determined for the Fund as of the close of trading on the New York Stock Exchange on the next business day.

         The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

             METHOD                                             STEPS TO FOLLOW
             ------                                             ---------------
BY MAIL                            TO OPEN A NEW ACCOUNT                    TO ADD TO AN EXISTING ACCOUNT

Mail to:                           1. Complete the Account Applica-         1. Complete the Additional In-
-------                               tion included in this prospectus.        vestment form included with
North Track                                                                    your account statement. Al-
c/o PFPC Inc.                      2. Make your check payable to:              ternatively, you may write a
P.O. Box 9796                         "North Track."                           note indicating your account
Providence, RI  02940-                                                         number.
9796                               3. Mail the completed Account Ap-
                                      plication and your check.             2. Make your check payable to
Overnight Mail to:                                                             "North Track."
-----------------                  Note: The amount of your purchase
North Track                        must meet the applicable minimum         3. Mail the Additional Invest-
c/o PFPC Inc.                      initial investment account. See             ment Form (or note) and your
760 Moore Road                     "Purchasing Shares - Minimum                check.
King of Prussia, PA  19406-        Purchase Amounts."
1212                                                                        TO ADD TO AN EXISTING ACCOUNT
                                   TO OPEN A NEW ACCOUNT
AUTOMATICALLY                                                               USE  ONE  OF  NORTH  TRACK'S  AUTO-
                                   Not Applicable.                          MATIC INVESTMENT PROGRAMS. Sign
                                                                            up for these services when you
                                                                            open your account, or call 1-800-
                                                                            826-4600 for instructions on how
                                                                            to add them to your existing account.

                                                                            SYSTEMATIC PURCHASE PLAN. Make
                                                                            regular, systematic investments
                                                                            into your North Track account(s)
                                                                            from your bank checking account.
                                                                            See "Shareholder Services - Sys-
                                                                            tematic Purchase Plan."

                                                                            AUTOMATIC DIVIDEND REINVEST-
                                                                            MENT. Unless you choose other-
                                                                            wise, all of your dividends and
                                                                            capital gain distributions auto-
                                                                            matically will be reinvested in
                                                                            additional Fund shares. You also
                                                                            may elect to have your dividends
                                                                            and capital gain distributions
                                                                            automatically invested in shares
                                                                            of another North Track mutual fund.

             METHOD                                             STEPS TO FOLLOW
             ------                                             ---------------
                                                                            TO ADD TO AN EXISTING ACCOUNT BY
TELEPHONE                         TO OPEN A NEW ACCOUNT BY EXCHANGE         EXCHANGE

1-800-826-4600                    Call to establish a new account by ex-    Add to an account by exchanging funds
                                  changing funds from an existing North     from another North Track  account. See
                                  Track account. See "Exchanging            "Exchanging Shares."
                                  Shares."

FINANCIAL SERVICES FIRM           TO OPEN A NEW ACCOUNT                     TO ADD TO AN EXISTING ACCOUNT

                                  You may open an account and pur-          You may purchase additional shares in
                                  chase shares in a Fund through a bro-     a Fund through a broker-dealer or
                                  ker-dealer or other  financial service    other financial services firm that may
                                  firm that may charge a transaction fee.   charge a transaction fee.

                                  North Track may accept requests to        North Track may accept requests to
                                  purchase shares into a broker-dealer      purchase additional shares into a
                                  street name account only from the         broker-dealer street name account only
                                  broker-dealer.                            from the broker-dealer.

                                REDEEMING SHARES

GENERAL INFORMATION

         You may redeem shares as described below on any day North Track is open for business. The Fund redeems shares at net asset value subject, in the case of Class B and Class C shares, to a contingent deferred sales charge as described below. If your redemption order is received prior to the close of the New York Stock Exchange, the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES

         Class B shares of the Fund are subject to a maximum 5.00% contingent deferred sales charge. This means that, if you redeem any of your Class B shares of the Fund for cash, you will pay a contingent deferred sales charge out of the redemption proceeds. The amount of the contingent deferred sales charge reduces over time, and is eliminated after six years. No contingent deferred sales charge is imposed on any Class B shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class B shares.

         To reduce your costs, when you redeem Class B shares in the Fund, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains distributions), if any, or Class B shares with the lowest contingent deferred sales charge. We will waive the contingent deferred sales charge for redemptions of shares following the death or disability of a shareholder, or mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, to meet certain retirement plan requirements, or for systematic withdrawal plans not to exceed 10% annually.

         The table below shows the contingent deferred sales charge applicable to Class B shares of the Fund based on how long you hold the shares before redeeming them. The amount of the contingent deferred sales charge is expressed as a percentage of the net asset value at the time of the redemption or at the time of your initial purchase of the Class B shares of the Fund being redeemed, whichever is less. If you acquired the Class B shares of the Fund that you are redeeming by exchanging Class B shares of any of the other North Track mutual funds, then for purposes of calculating the contingent deferred sales charge the initial net asset value of your shares will be the net amount you invested when you acquired the Class B shares of the other North Track mutual fund(s) so exchanged. The holding period for the Class B shares of the Fund that you are redeeming will be deemed to have started on the date you purchased the Class B shares of the other North Track mutual fund(s) so exchanged.

HOLDING PERIOD                              CONTINGENT DEFERRED SALES CHARGE
--------------                              --------------------------------

1 year or less                                            5.00%

More than 1 year, but less than 3 years                   4.00%

3 years, but less than 4 years                            3.00%

4 years, but less than 5 years                            2.00%

5 years, but less than 6 years                            1.00%

6 years or more(1)                                        None

---------------------------

(1) Class B shares of the Fund convert to Class X shares of the Fund automatically after eight years from the date of initial purchase of the Class B shares of the other North Track mutual fund(s) exchanged in connection with the purchase of the Class B shares of the Fund.

CONTINGENT DEFERRED SALES CHARGE ON CLASS C SHARES

         Class C shares are subject to a contingent deferred sales charge if you redeem any of your Class C shares within 18 months after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. No front-end or contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class C shares. If the Class C shares of the Fund that you redeem were previously acquired through an exchange of Class C shares of another North Track fund, then special rules for the contingent deferred sales charge will apply. First, the applicable holding period will be considered as having started on the date you purchased the Class C shares of the other North Track fund that were exchanged for the Class C shares of the Fund you are redeeming. Second, the net asset value of the shares measured as of the date of purchase for purposes of determining the amount of the contingent deferred sales charge (if any) will be the net amount you invested in the Class C shares of the other North Track fund that were exchanged for the Class C shares of the Fund you are redeeming.

         To reduce your costs, when you redeem Class C shares, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those held for more than 18 months or those purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class C shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, or to meet certain retirement plan requirements not to exceed 10% annually.

REDEMPTIONS

     The following table describes different ways that you may redeem your Retail Shares, and the steps you should follow.

METHOD                             STEPS TO FOLLOW
------                             ---------------
BY TELEPHONE
                                   You may use North Track's Telephone
1-800-826-4600                     Redemption Privilege to redeem shares valued
                                   at less than $100,000, unless you have
                                   notified the Transfer Agent of an address change within the preceding 30 days. The
                                   Transfer Agent will send redemption proceeds only to the shareholder of record at the address shown on the Transfer Agent's records. However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.
                                   Unless you indicate otherwise on your account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.

BY MAIL                            To redeem shares by mail, send the following
Mail to:                           information to the Transfer Agent:
-------
North Track                          o A written request for redemption signed
c/o PFPC Inc.                          by the registered owner(s) of the shares,
P.O. Box 9796                          exactly as the account is registered,
Providence, RI 02940-9776              together with the shareholder's account
                                       number;
Overnight Mail to:
-----------------                    o The stock certificates for the shares
North Track                            being redeemed, if any;
c/o PFPC Inc.
760 Moore Road                       o Any required signature guarantees (see
King of Prussia, PA 19406-1212         "Other Information About Redemptions"
                                       below); and

                                     o Any additional documents which might be
                                       required for redemptions by corporations, executors, administrators, trustees, guardians, or other similar entities.

                                   The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent will notify you promptly if it cannot accept your redemption. The Transfer Agent cannot accept redemption requests that specify a particular date for redemption or which specify any special conditions.

METHOD                             STEPS TO FOLLOW
------                             ---------------

SYSTEMATIC WITHDRAWAL PLAN         You can set up an automatic systematic
                                   withdrawal plan from any of your North Track accounts. To establish the systematic withdrawal plan, complete the appropriate section of the Account Application or call, write or stop by North Track and request a Systematic Withdrawal Plan Application Form and complete, sign and return the Form to North Track. See "Shareholder Services -
                                   Systematic Withdrawal Plan."

FINANCIAL SERVICES FIRMS           You also may redeem shares through broker-
                                   dealers, financial advisory firms and other financial institutions, which may charge a commission or other transaction fee in connection with the redemption.

CHECKWRITING                       (CLASS X SHARES ONLY) Upon request, you will
                                   be provided with checks to be drawn on the Fund ("Redemption Checks"). Redemption checks may be written for amounts up to $500,000.
                                   There is a $10 service fee for each check under $250. These check writing privileges are available only for Class X shares.

RECEIVING REDEMPTION PROCEEDS

         You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. Redemption proceeds are sent within seven days from the date of the order to redeem; however, the Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                             STEPS TO FOLLOW
------                             ---------------

BY MAIL The Transfer Agent mails checks for redemption proceeds after it receives the request and all necessary documents. There is no charge for this service.

BY ACH The Transfer Agent will process ACH redemptions to your bank account at your designated financial institution after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.

BY WIRE The Transfer Agent will wire redemption proceeds to your bank after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

         TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Inc., as transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the Telephone Redemption Privilege. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, neither the Transfer Agent, North Track nor any of their employees will be liable for losses suffered by you which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

         SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past 30 days; (4) requests to transfer the registration of shares to another owner; and (5) redemption requests for amounts over $100,000. North Track may waive these requirements in certain instances.

         The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

         CHECKWRITING (CLASS X SHARES ONLY). Checkwriting privileges are available only for Class X shares, not for Class B or Class C shares. When a redemption check is presented for payment, the Fund will redeem a sufficient number of full and fractional Class X shares in your account as of the next determined net asset value to cover the check. You will continue to earn income dividends until a redemption check is presented for payment. To use this method of redemption, you must complete and return the Account Information Form, which is available from North Track. Please do not attempt to use redemption checks to close your account. North Track may modify or terminate this privilege at any time. Redemption checks may not be available through agents other than Ziegler. In addition, any such agents that do make this privilege available may impose other fees and minimum balance requirements as a condition to checkwriting privileges. With the approval of the particular agent, minimum amount requirements for redemption checks may vary.

         Unless otherwise authorized on the Account Information Form, redemption checks must be signed by all account owners. If the Fund receives written notice from any owner revoking another owner's authority to sign individually, the signatures of all account owners will be required for payment on any redemption check. Class X shares purchased by check may not be redeemed via redemption check until 15 days after funds for those shares have been received. You may not use checkwriting to redeem shares held in certificated form.

         Your Agent or the Fund may refuse to honor redemption checks whenever the right of redemption has been suspended, or if the account is otherwise impaired. A $10 service fee per check will be charged if (a) a redemption check for less than $250 is presented for payment, (b) the amount of a redemption check presented for payment exceeds the value of the investor's account, (c) a redemption check is presented that may not be cleared because it would require redemption of shares purchased by check within 15 days, or (d) a stop payment is requested.

         CLOSING SMALL ACCOUNTS. If, due to redemption, your account in the Fund drops below $500 for three months or more, the Fund may redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

         SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of the Fund for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the Fund's shareholders.

         REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize the Fund to make redemption payments in securities or other property of the Fund. However, the Fund will redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. If the Fund delivers any securities to you as payment of a redemption, we will value the securities at the same price assigned to them in computing the Fund's net asset value per share. You would incur brokerage costs when you sell any securities that the Fund distributes to you in this fashion.

                                EXCHANGING SHARES

GENERAL INFORMATION

         If you meet the minimum investment requirement applicable to the Fund, you may exchange Class X shares of the Fund for front-end load shares (Class A shares) of any other North Track mutual fund. You also may exchange Class B or Class C shares of the Fund for Class B or Class C shares (as the case may be) of any other North Track mutual fund. Before engaging in any exchange, you should obtain from North Track and read the current prospectus for the mutual fund into which you intend to exchange. Presently, North Track does not charge any fees for exchanges, but you may be subject to a sales charge. See "Sales Charges Applicable to Exchanges" below.

         Because an exchange of shares is considered a redemption of the shares of the North Track mutual fund from which you are exchanging, and a purchase of shares of the North Track mutual fund into which you are exchanging, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES

         CLASS X SHARES. If you are exchanging Class X shares of the Fund for Class A shares of another North Track mutual fund, the standard front-end sales charge applicable to purchases of Class A shares of the North Track mutual fund into which the exchange is being made (as disclosed in the then current prospectus for that North Track mutual fund) will be charged in connection with the exchange, less any front-end sales charge you previously paid with respect to the shares being exchanged, if any. However, if the Class X shares you are exchanging represent an investment held for at least six continuous months in any one or more North Track mutual funds, then North Track will not charge any additional front-end sales charge in connection with the exchange.

         CLASS B AND CLASS C SHARES. You will not pay a contingent deferred sales charge in connection with any exchange of Class B shares of one North Track mutual fund for Class B shares of any other North Track mutual fund or of the Class C shares of one North Track mutual fund for Class C shares of any other North Track mutual fund, including exchanges involving Class B or Class C shares of the Fund. However, the new Class B or Class C shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time for which you held the Class B or Class C shares you are exchanging, and based on the net asset value of the Class B or Class C shares you are exchanging at the time you originally purchased those shares.

RULES AND REQUIREMENTS FOR EXCHANGES

         GENERAL. In order to effect an exchange on a particular business day, the Transfer Agent must receive your exchange order no later than the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). North Track may amend, suspend or revoke this exchange privilege at any time, but will provide you with at least 60 days' prior notice of any change that adversely affects your rights under this exchange privilege.

         An excessive number of exchanges may be disadvantageous to North Track. North Track may terminate the exchange privilege of any shareholder who makes more than four exchanges in any calendar year or who North Track believes is engaged in market timing.

         The following additional rules and requirements apply to all exchanges:

         o The shares you receive in the exchange must be of the same class as the shares you are exchanging.

         o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

         o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the North Track mutual fund into which you are exchanging.

         o If the shares you are exchanging are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

         METHODS FOR EXCHANGING SHARES. Set forth below is a description of the different ways you can exchange shares of North Track mutual funds and procedures you should follow when doing so.

METHOD                             STEPS TO FOLLOW
------                             ---------------

BY MAIL                            Mail your exchange order to North Track.

Mail to:                           Please Note: North Track must receive your
-------                            exchange order no later than 4:00 p.m.
North Track                        Eastern Time in order to effect an exchange
c/o PFPC  Inc.                     on that business day.
P.O. Box 9796
Providence, RI 02940-9796

Overnight Mail to:
-----------------

North Track
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212

BY TELEPHONE                       You automatically receive telephone exchange
                                   privileges when you open your account. To
1-800-826-4600                     decline the telephone exchange privilege, you
                                   must check the appropriate box on the

                                   Application Form when you open your account.
                                   Call North Track at 1-800-826-4600 to order the desired exchange and, if required, to establish a new account for the North Track mutual fund into which you wish to exchange.

                                   Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS           You may exchange shares through your broker-
                                   dealer or other financial services firm, which may charge a transaction fee.

                              SHAREHOLDER SERVICES

         North Track offers a number of shareholder services designed to facilitate investment in Fund shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling North Track at 1-800-826-4600.

         SYSTEMATIC PURCHASE PLAN. You may establish a Systematic Purchase Plan ("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum reduces to $25. The minimum subsequent investment is $50 for all other accounts with balances of $1,000 or more.

         By participating in the SPP, you may automatically make purchases of Fund shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of North Track shares. You can implement the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You can obtain an application and instructions on establishing the SPP from your registered representative, the Distributor or North Track.

         SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in the Fund (except no such minimum applies for distributions from an IRA). The minimum amount you may receive under a systematic withdrawal plan is $150 per month. The minimum investment that the Fund will accept while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to North Track or the Transfer Agent.

         TAX-SHELTERED RETIREMENT PLANS. You may purchase shares of the Fund through any of the following tax-sheltered plans: (1) Individual Retirement Accounts (including Coverdell Education Savings Accounts, Roth IRAs, Simplified Employee Pension Plan Accounts (SEP-IRAs) and Savings Incentive Match Plan for Employees Accounts (SIMPLE-IRAs)); (2) Keogh plans; (3) 401(k) plans; and (4) 403(b) plans for employees of most nonprofit organizations. You can obtain detailed information concerning these plans, prototype plans and related information from the Distributor. You should carefully review and consider the plans and related information with your tax or financial adviser.

                                OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

         The Fund sells its shares at their net asset value per share. We determine the net asset value per share daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. For this purpose, the Fund values its securities at amortized cost in accordance with procedures set forth in Rule 2a-7 of the 1940 Act and policies and guidelines adopted by North Track's Board of Directors. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange") or any other day when the Exchange is closed. The calculation is generally made as of 4:00 p.m. (Eastern Time) on each business day.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENT

         The Fund earns interest, dividends and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gains distributions. Distributions you receive from the Fund consist primarily of dividends. The Fund normally declares dividends daily and pays them monthly. Dividends may be taken in cash or additional shares at net asset value. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, the Fund automatically will reinvest your dividends in additional shares of the Fund.

         Capital gains distributions, if any, in the Fund will be declared annually and normally will be paid within 60 days after the end of the fiscal year.

TAX STATUS

         Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state or local taxes. The dividends that the Fund pays from its taxable net investment income and the distributions that the Fund makes from its net realized short-term capital gains generally will be taxable to you as ordinary income. This is true whether you elect to receive your dividends and distributions in cash or in additional shares of the Fund. The Fund does not expect that it will have any long-term capital gains, and thus does not contemplate paying distributions that would be taxable to you as long-term capital gains.

         The Fund will mail statements to shareholders annually regarding the tax status of its dividends and distributions, if any. You should consult your own tax adviser to assess the consequences of investing in the Fund under tax laws applicable to you. In particular, because the Fund invests a significant portion of its assets from time to time in U.S. Government securities, you should ascertain the status under state and local laws of dividends that the Fund pays to you which represent interest that the Fund earns on its U.S. Government securities.

         Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them, regardless of your distribution option. However, distributions declared in December and paid in January each year are taxable as if paid on December 31 of the earlier year.

PRIVACY: A FUNDAMENTAL CONCERN

         At North Track we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information.

WE DO NOT SELL CLIENT INFORMATION TO ANYONE.

         YOUR PERSONAL INFORMATION. When you purchase shares or inquire about a transaction with North Track, you typically provide us with certain personal information. This information may include:

         > Name and address
         > Social Security or taxpayer identification number
         > Beneficiary information
         > Bank account information
         > Investments at other institutions

         OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request or to service an account. For example, we may share information with companies that perform services on our behalf. One such service provider is the transfer agent for the Fund, PFPC Inc., which opens accounts, processes transactions and mails account statements. In addition, with express consent by the individual client, certain client financial information is forwarded to SAGE Scholars, Inc. in order to permit the client to accrue the benefits SAGE Scholars provides. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

         In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.

         If you have any questions regarding our privacy policy please feel free to call North Track at 800-826-4600.

                      DELIVERY OF DOCUMENTS TO SHAREHOLDERS

         "HOUSEHOLDING." North Track will deliver a single prospectus, annual or semi-annual report or other shareholder information (collectively, a "shareholder document") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

         ELECTRONIC DELIVERY. North Track is developing the capability of delivering shareholder documents electronically to persons who have consented to such delivery and provide their e-mail addresses. Once it has developed such capability, North Track will deliver shareholder documents electronically by sending consenting persons an e-mail message informing them that the shareholder document has been posted and is available on North Track's website (www.northtrackfunds.com) and providing a hypertext link to the document. The electronic versions of the shareholder documents will be in PDF format and can be downloaded and printed using Adobe Acrobat.

         CONSENT. If you would like to assist North Track in controlling its printing and mailing costs, you may consent to householding and/or electronic delivery of shareholder documents by checking the appropriate boxes on the Account Application (included with this Prospectus) or by sending a note to that effect to North Track, c/o PFPC Inc., P.O. Box 9796, Providence, Rhode Island 02940-9796. For electronic delivery of shareholder documents, please make sure to include your e-mail address.

         You may revoke your consent to householding or electronic delivery of shareholder documents at any time by calling North Track at 1-800-826-4600 or by writing to North Track at the address provided above.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Retail Share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the years ended December 31, 2002 and 2003 have been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Annual Report to Shareholders. The Annual Report is available upon request. The financial highlights for periods prior to the year ended December 31, 2002 were audited by Arthur Andersen LLP which has ceased operations.

                                 CLASS X SHARES

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------------------
                                                        2003             2002             2001             2000             1999
                                                        ----             ----             ----             ----             ----
(Selected data for each Class A retail share of
the Fund outstanding throughout the periods)
Net asset value, beginning of period               $      1.00      $      1.00      $      1.00      $      1.00      $      1.00
                                                   -----------      -----------      -----------      -----------      -----------
Income from investment operations:
     Net investment income(b)                              .00              .01              .03              .06              .04

Less distributions:
     Dividends from net investment income(b)              (.00)            (.01)            (.03)            (.06)            (.04)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of period                     $      1.00      $      1.00      $      1.00      $      1.00      $      1.00
                                                   ===========      ===========      ===========      ===========      ===========
Total return                                               .34%            1.09%            3.37%            5.64%            4.35%

Ratios/supplemental data:
     Net assets, end of period (to nearest         $   142,541      $   136,663      $   142,125      $   113,595      $   136,998
     thousand)

     Ratio of expenses to average net assets(a)            .90%             .92%             .96%             .80%             .90%

     Ratio of net investment income to average             .34%            1.06%            3.23%            5.50%            4.26%
     net assets(a)

-------------------------------

(a) For the year ended December 31, 1999, the Fund's advisor voluntarily waived a portion of its fees. Without these reimbursements, the ratios of net investment income and expenses to average net assets would have been as follows:

         Ratio of expenses to average net assets                     .93%
         Ratio of net investment income to average net assets       4.23%

(b) Net investment income and dividends from net investment income for 2003 were $.003 and $.003, respectively.

                                 CLASS B SHARES

                                                                                                  FOR THE PERIOD FROM
                                                                                                   DECEMBER 15, 1999
                                                    FOR THE YEARS ENDED DECEMBER 31,               (COMMENCEMENT OF
                                                    --------------------------------              OPERATIONS) THROUGH
                                           2003           2002           2001           2000       DECEMBER 31, 1999
                                           ----           ----           ----           ----       -----------------
(Selected data for each Class B
retail share of the Fund outstanding
throughout the period)

Net asset value, beginning of period    $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:

Net investment income(b)                      .00            .01            .03            .05             --

Less distributions:

Dividends from net investment                (.00)          (.01)          (.03)          (.05)            --
                                        ---------      ---------      ---------      ---------      ---------
income(b)

Net asset value, end of period          $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                        =========      =========      =========      =========      =========

Total return**                                .10%           .47%          2.75%          5.05%           .15%++

Ratios/supplemental data:
     Net assets, end of period (to      $   3,974      $   7,521      $   6,674      $   3,332      $     117
     nearest thousand)

     Ratio of expenses to average            1.16%          1.52%          1.60%          1.40%          1.39%*
     net assets(a)

     Ratio of net investment income           .10%           .45%          2.40%          4.94%          3.47%*
     to average net assets(a)

-------------------------------

(a) For the years ended December 31, 2003 and December 31, 2002 the Fund's distributor voluntarily subsidized a portion of expenses. Without this subsidy, the ratios of expenses and net investment income to average net assets of the Fund would have been as follows:

                                                         For the Year Ended     For the Year Ended
                                                         December 31, 2003       December 31, 2003
                                                         -----------------       -----------------
            Ratio of expenses to average net assets              1.53%                   1.54%
            Ratio of net investment income (loss) to            (.27)%                    .43%
            average net assets

(b) Net investment income and dividends from net investment income for 2003 were $.001 and $.001, respectively.

*        Annualized.

** The Fund's sales charge is not reflected in total return as set forth in the table.

++       Not Annualized.

                                 CLASS C SHARES

                                                                                   FOR THE PERIOD FROM MAY 1, 2003
                                                                                    (COMMENCEMENT OF OPERATIONS)
                                                                                      THROUGH DECEMBER 31, 2003
                                                                                   -------------------------------
(Selected  data  for  each  Class C  retail  share  of the  Fund  outstanding throughout the period)

Net asset value, beginning of period                                                          $  1.00

Income from investment operations:
         Net investment income(b)                                                                 .00

Less distributions:
         Dividends from net investment income(b)                                                 (.00)
                                                                                              -------

Net asset value, end of period                                                                $  1.00
                                                                                              =======
Total return**                                                                                    .08%++

Ratios/supplemental data:
         Net assets, end of period (to nearest thousand)                                      $   129

         Ratio of expenses to average net assets(a)                                              1.01%*

         Ratio of net investment income to average net assets(a)                                  .10%*

---------------

(a) For the years ended December 31, 2003 and December 31, 2002 the Fund's distributor voluntarily subsidized a portion of expenses. Without this subsidy, the ratios of expenses and net investment income to average net assets of the Fund would have been as follows:

         Ratio of expenses to average net assets                      1.51%*
         Ratio of net investment income to average net assets        (.40)%*

(b) Net investment income and dividends from net investment income were $.001 and $.001, respectively.

*        Annualized.

** The Fund's sales charge is not reflected in total return as set forth in the table.

++       Not Annualized.

If you have any questions about the Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write North Track at:

NORTH TRACK FUNDS, INC.
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202
1-800-826-4600

The SAI, which contains more information about the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-4401.


NORTH TRACK FUNDS, INC.                   TRANSFER AND DIVIDEND DISBURSING AGENT

1-800-826-4600                            PFPC Inc.
250 East Wisconsin Avenue                 760 Moore Road
Suite 2000                                King of Prussia, Pennsylvania  19406
Milwaukee, Wisconsin 53202
                                          CUSTODIAN
INVESTMENT ADVISOR
                                          Union Bank of California
B.C. Ziegler and Company                  475 Sansome Street
250 East Wisconsin Avenue                 San Francisco, California 94111
Suite 2000
Milwaukee, Wisconsin 53202                COUNSEL

DISTRIBUTOR                               Quarles & Brady LLP
                                          411 East Wisconsin Avenue
B.C. Ziegler and Company                  Milwaukee, Wisconsin 53202
250 East Wisconsin Avenue
Suite 2000                                INDEPENDENT AUDITOR
Milwaukee, Wisconsin 53202
                                          Deloitte & Touche LLP
ACCOUNTING/PRICING AGENT                  411 East Wisconsin Avenue
                                          Milwaukee, Wisconsin 53202
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

                             NORTH TRACK FUNDS, INC.
                                CASH RESERVE FUND

                   CLASS Y COMMON STOCK (INSTITUTIONAL SHARES)


         The Cash Reserve Fund (the "Fund") is a mutual fund series of North Track Funds, Inc. ("North Track"). The Fund, a money market fund, seeks to provide investors with a high level of current income consistent with stability of principal and the maintenance of liquidity. The Fund invests primarily in domestic money market securities with a weighted average maturity of 90 days or less. The longest maturity will be 397 days. B.C. Ziegler and Company (the "Advisor") is the Fund's investment advisor.

         The Fund offers four classes of shares, Class X Common Stock, Class B Common Stock and Class C Common Stock (the "Retail Shares") and Class Y Common Stock (the "Institutional Shares"). This Prospectus discusses only Institutional Shares. The Fund's Retail Shares are offered by a separate prospectus.

         This Prospectus has information you should know before you decide to purchase Institutional Shares of the Fund. Please read it carefully and keep it with your investment records. There is a table of contents below which allows you to quickly find information about investment strategies, buying and selling shares and other information about the Fund.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.


THE DATE OF THIS PROSPECTUS IS MAY 1, 2004.

                                 QUICK REFERENCE

INVESTMENTS, RISKS AND PERFORMANCE SUMMARY :

Investment objectives and risks associated with the Fund.....................3
Performance information......................................................4
Fees and expenses............................................................5

MANAGEMENT:

Investment Advisor...........................................................8

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:

How to buy Fund shares (including sales charges and combined purchase programs)........................................................8
How to redeem Fund shares...................................................11

                               RISK/RETURN SUMMARY

         INVESTMENT OBJECTIVE. The Cash Reserve Fund seeks to provide investors with a high a level of current income consistent with the stability of principal and the maintenance of liquidity.

         PRINCIPAL INVESTMENT STRATEGIES. The Advisor's principal investment strategies include:

         o Investing in U.S. dollar-denominated money market securities, including U.S. Government securities and repurchase agreements.

         o Investing more than 25% of total assets in the financial services sector.

         o Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

         PRINCIPAL INVESTMENT RISKS. The Fund is subject to the following principal investment risks:

         o Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

         o Financial Services Exposure. Changes in government regulation or economic downturns can have a significant negative effect on issuers in the financial services sector. The Fund concentrates its investments in this sector.

         o Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

         An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

         PERFORMANCE INFORMATION. The bar chart and table below set forth performance information regarding Institutional Shares of the Fund, which provide some indication of the risks of investing in the Fund. You should bear in mind that past performance is not an indication of future results.

         The bar chart demonstrates the variability of the annual total returns of the Fund for the calendar years indicated. In 1997, the Advisor made capital contributions to the Fund to offset certain capital losses. The Advisor also waived fees and/or reimbursed expenses to the Fund for certain years. Without those contributions, waivers and reimbursements, the returns for those years would have been lower.

                            YEAR-BY-YEAR TOTAL RETURN


                                   [BAR CHART]


5.19%   5.21%   5.15%   4.67%   6.01%   3.78%   1.49%   0.72%
-------------------------------------------------------------
1996    1997    1998    1999    2000    2001    2002    2003

--------------------------------------------------------------------------------
HIGHEST QUARTERLY RETURN:                               LOWEST QUARTERLY RETURN:
1.56%, 3rd Quarter 2000                                 0.15%, 4th Quarter 2003
--------------------------------------------------------------------------------

         The table below shows the average annual total returns on the Fund's Institutional Shares for the periods presented:

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
                    -----------------------------------------

One Year                     Five Years                 Since Inception (1/1/96)
--------                     ----------                 ------------------------
 0.72%                          3.31%                              4.01%

         The seven-day yield on the Fund's Institutional Shares as of December 31, 2003 was 0.53%. For current yield information, please call 1-800-826-4600.

         FEES AND EXPENSES. You should carefully consider fees and expenses when choosing a money market fund. As a shareholder, you pay the costs of operating a fund, plus any transaction costs associated with buying, selling and exchanging shares.

         Annual fund operating expenses are expenses that a money market fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services and other activities of the money market fund. Money market funds pay annual operating expenses out of their assets. Therefore, operating expenses reduce your total return.

         The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases and
  Reinvested Distributions                                                None

Redemption Fee(1)                                                         None

Exchange Fee                                                              None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)

Management Fees                                                           0.20%

Distribution (12b-1) Fees                                                 None

Other Expenses                                                            0.33%
                                                                          -----
Annual Fund Operating Expenses                                            0.53%
                                                                          =====
---------------------

(1) We charge investors a wire redemption fee, which is currently $12 per wire. Also, there is a $10 service fee for redemptions of less than $250 made by check.

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. It assumes that

         o        You invest $10,000 for the periods shown;

         o        Your investment has a 5% return each year;

         o        The Fund's operating expenses remain the same.

         Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR          3 YEARS          5 YEARS          10 YEARS
------          -------          -------          --------
  $54             $170             $296             $665

         If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

                      INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVE

         The Fund seeks to provide investors with a high level of current income consistent with the stability of principal and the maintenance of liquidity.

INVESTMENT STRATEGIES

         To achieve its investment objective, the Fund invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks; repurchase agreements and high quality domestic commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Fund may lend portfolio securities, enter into reverse repurchase agreements and, to a limited extent, invest in securities issued by foreign banks and corporations outside the United States.

         The Fund reserves the right to concentrate its investments (i.e., invest more than 25% of its total assets) in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in obligations of domestic branches of domestic banks.

         In buying and selling securities for the Fund, the Advisor complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. The Advisor stresses maintaining a stable $1.00 share price, as well as liquidity and income.

         The Board of Directors of North Track has established minimum credit standards governing the securities that the Fund may purchase. Among other requirements, the Fund's securities must be rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (unless the instrument is rated by only one such rating agency, in which case a single rating is sufficient) or, if unrated, determined by the Advisor to be of comparable quality under the Board of Directors' guidelines and procedures. The Fund will invest at least 95% of its total assets in securities rated in the highest category or, if unrated, determined by the Advisor to be of comparable quality. The rating organizations that rate the money market instruments in which the Fund may invest include Moody's Investors Service, Inc., Standard & Poor's, Duff & Phelps, Fitch Ratings, and Thomson Bank Watch, Inc.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

         MONEY MARKET SECURITIES are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Taxable money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper and U.S. Government securities.

         U.S. GOVERNMENT SECURITIES are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

         A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

INVESTMENT RISKS

         Many factors affect the Fund's performance. The Fund's yield will change daily based on changes in interest rates and other market conditions. Although the Advisor manages the Fund to maintain a stable $1.00 share price, there is no guarantee that it will be successful. For example, a major increase in short-term interest rates or a decrease in the credit quality of the issuer of one of the Fund's investments could cause the Fund's share price to decrease. It is important to note that neither the Fund's share price nor its yield is guaranteed by the U.S. Government.

         The following factors may significantly affect the Fund's performance:

         INTEREST RATE CHANGES. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services industry tend to be more sensitive to interest rate changes. Sometimes securities have new or novel features that are designed for specific market environments. If the structure of the security does not function as planned, the security could decline in value. Also, the behavior of these securities under various and changing market environments is not always well understood. Their values can decline unexpectedly.

         FINANCIAL SERVICES EXPOSURE. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

         ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions all can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes.

                                   MANAGEMENT

INVESTMENT ADVISOR

         B.C. Ziegler and Company ("Ziegler" or the "Advisor") is the investment advisor for the Fund. Ziegler also serves as distributor, accounting/pricing agent and administrative servicing agent for the Fund. In addition to managing the Fund and the other North Track funds, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisers and makes recommendations to its clients. As of April 1, 2004, Ziegler and its affiliates had approximately $2.4 billion of assets under discretionary management. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

         Ziegler provides the Fund with overall investment advisory services and administrative services. For the year ended December 31, 2003, the Fund paid 0.20% of its average net assets in advisory fees.


                                PURCHASING SHARES

GENERAL INFORMATION

         You may buy Institutional Shares through Ziegler and selected dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

         North Track has established a Customer Identification Program as part of its anti-money laundering procedures pursuant to the USA PATRIOT Act. In order to comply with this law, we are required to obtain, verify and record certain identifying information about each person who opens an account. Such information includes your name, permanent street address, date of birth and social security number. Corporate accounts require additional information. We may also ask you to provide other identifying documentation. We reserve the right not to process any purchase or redemption orders until we can verify your identity.

MINIMUM PURCHASE AMOUNTS

         The Fund has established minimum amounts that you must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help the Fund control its operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. If the Fund accepted and maintained numerous small shareholder accounts and small additional investments, its operating expense ratio would increase and its total return would decline. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for the Fund for Institutional Shares:

                                  MINIMUM INITIAL           MINIMUM ADDITIONAL
TYPE OF INVESTOR                 INVESTMENT AMOUNT           INVESTMENT AMOUNT
----------------                 -----------------           -----------------
Institutional Investors               $50,000                      $100

METHODS FOR PURCHASING SHARES

         You must pay for shares of the Fund in U.S. dollars and your check must be drawn on a U.S. bank. North Track will not accept cash or traveler's checks. If your check does not clear, we will cancel your purchase and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you decide to redeem your shares, we may postpone making your redemption payment for 15 days from the date of purchase or until your check has cleared, whichever is earlier. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by North Track.

         We consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. If your purchase order is received prior to 12:00 p.m. (Eastern Time), we will invest it at the net asset value computed for the Fund on that day. If your order is received after 12:00 p.m. (Eastern Time), we will invest it at the net asset value determined for the Fund the next business day.

         The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

METHOD                                                          STEPS TO FOLLOW
------                                                          ---------------
BY MAIL                            TO OPEN A NEW ACCOUNT                   TO ADD TO AN EXISTING ACCOUNT

Mail to:                           1. Complete the Account Application     1. Complete the Additional Investment
-------                               included in this prospectus.            form included with your account
North Track                                                                   statement. Alternatively, you may
c/o PFPC Inc.                      2. Make your check payable to: "North      write a note indicating your
P.O. Box 9796                         Track."                                 account number.
Providence, RI 02940-9796
                                      Note: The amount of your purchase    2. Make your check payable to "North
Overnight Mail to:                    must meet the applicable minimum        Track."
-----------------                     initial investment account. See
North Track                           "Purchasing Shares - Minimum         3. Mail the Additional Investment Form
c/o PFPC Inc.                         Purchase Amounts."                      (or note) and your check.
760 Moore Road
King of Prussia, PA 19406-         3. Mail the completed Account
1212                                  Application and your check.

WIRE                               TO OPEN A NEW ACCOUNT                   TO ADD TO AN EXISTING ACCOUNT

                                   Not Applicable                          You may purchase shares by wire provided
                                                                           you advise North Track in advance. Wire
                                                                           funds to Boston Safe Deposit & Trust
                                                                           Company, Everett, MA, ABA #011001234,
                                                                           Account #044865, N/O PFPC as Agent, F/B/O
                                                                           North Track Funds, Inc.

                                                                           Wire purchase instructions must include
                                                                           the name of the Fund, the Class of shares
                                                                           and your account number.

                                                 REDEEMING SHARES

GENERAL INFORMATION

         You may redeem shares as described below on any day North Track is open for business. We redeem shares at net asset value. If your redemption order is received prior to 12:00 p.m. (Eastern Time), the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the next business day.

REDEMPTIONS

         The following table describes different ways that you may redeem your shares, and the steps you should follow.

METHOD                             STEPS TO FOLLOW
------                             ---------------

BY TELEPHONE                       You may use North Track's Telephone
                                   Redemption Privilege to redeem shares
1-800-826-4600                     valued at less than $100,000, unless you have
                                   notified the Transfer Agent of an address change within the preceding 30 days. The
                                   Transfer Agent will send redemption proceeds only to the shareholder of record at the address shown on the Transfer Agent's records. However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                                   Unless you indicate otherwise on your
                                   account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.

BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:

Mail to:                           o A written request for redemption signed by
-------                              the registered owner(s) of the shares,
North Track                          exactly as the account is registered,
c/o PFPC Inc.                        together with the shareholder's account
P.O. Box 9796                        number;
Providence, RI 02940-9796
                                   o The stock certificates for the shares being
Overnight Mail to:                   redeemed,  if any;
-----------------
North Track                        o Any required signature guarantees (see
c/o PFPC Inc.                        "Other InformationAbout Redemptions"
760 Moore Road                       below); and
King of Prussia, PA 19406-1212
                                   o Any additional documents which might be
                                     required for redemptions by corporations, executors, administrators, trustees, guardians, or other similar entities. The
                                     Transfer Agent will redeem shares when it has received all necessary documents. The
                                     Transfer Agent will notify you promptly if it cannot accept your redemption. The
                                     Transfer Agent cannot accept redemption
                                     requests that specify a particular date for redemption or which specify any special conditions.

METHOD                             STEPS TO FOLLOW
------                             ---------------

CHECKWRITING                       Upon request, you will be provided with
                                   checks to be drawn on the Fund ("Redemption
                                   Checks"). Redemption checks may be written for amounts up to $500,000. There is a $10 service fee for each check under $250.
RECEIVING REDEMPTION PROCEEDS

         You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. Redemption proceeds are sent written seven days from the date of the order to redeem; however, the Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                        STEPS TO FOLLOW
------                        ---------------
BY MAIL                       The Transfer Agent mails checks for redemption
                              proceeds after it receives the request and all necessary documents. There is no charge for this service.

BY ACH The Transfer Agent will process ACH redemptions to your bank account at your designated financial institution after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.

BY WIRE The Transfer Agent will wire redemption proceeds to your bank after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

         TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Inc., as transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the Telephone Redemption Privilege. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, neither the Transfer Agent, North Track nor any of their employees will be liable for losses suffered by you which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

         SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past 30 days; (4) requests to transfer the registration of shares to another owner; and (5) redemption requests for amounts over $100,000. North Track may waive these requirements in certain instances.

         The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

         CHECKWRITING. When a redemption check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in your account as of the next determined net asset value to cover the check. You will continue to earn income dividends until a redemption check is presented for payment. To use this method of redemption, you must complete and return the Account Information Form, which is available from North Track. Please do not attempt to use redemption checks to close your account. North Track may modify or terminate this privilege at any time.

         Unless otherwise authorized on the Account Information Form, redemption checks must be signed by all account owners. If the Fund receives written notice from any owner revoking another owner's authority to sign individually, the signatures of all account owners will be required for payment on any redemption check. Shares purchased by check may not be redeemed via redemption check until 15 days after funds for those shares have been received. You may not use checkwriting to redeem shares held in certificated form.

         The Fund may refuse to honor redemption checks whenever the right of redemption has been suspended, or if the account is otherwise impaired. A $10 service fee per check will be charged if (a) a redemption check for less than $250 is presented for payment, (b) the amount of a redemption check presented for payment exceeds the value of the investor's account, (c) a redemption check is presented that may not be cleared because it would require redemption of shares purchased by check within 15 days, or (d) a stop payment is requested.

         CLOSING SMALL ACCOUNTS. If you opened an account in the Prospect Hill Prime Money Market Fund prior to May 1, 1995 and transferred to the Fund in the Reorganization, and, due to redemption, your account drops below $500 for three months or more, the Fund may redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more. If your account was opened after May 1, 1995 and your account balance drops below $25,000 for three months or more, the Fund may redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $50,000 or more.

         SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of the Fund for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the Fund's shareholders.

         REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize the Fund to make redemption payments in securities or other property of the Fund. However, the Fund will redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. If the Fund delivers any securities to you as payment of a redemption, we will value the securities at the same price assigned to them in computing the Fund's net asset value per share. You would incur brokerage costs when you sell any securities that the Fund distributes to you in this fashion.


                                OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

         The Fund sells its shares at their net asset value per share. We determine the net asset value per share daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. For this purpose, the Fund values its securities at amortized cost in accordance with procedures set forth in Rule 2a-7 of the 1940 Act and policies and guidelines adopted by North Track's Board of Directors. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange") or any other day when the Exchange is closed. The calculation is generally made as of 4:00 p.m. (Eastern Time) on each business day.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

         The Fund earns interest, dividends and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gains distributions. Distributions you receive from the Fund consist primarily of dividends. The Fund normally declares dividends daily and pays them monthly. Dividends may be taken in cash or additional shares at net asset value. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, the Fund automatically will reinvest your dividends in additional shares of the Fund.

         Capital gains distributions, if any, in the Fund will be declared annually and normally will be paid within 60 days after the end of the fiscal year.

TAX STATUS

         Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state or local taxes. The dividends that the Fund pays from its taxable net investment income and the distributions that the Fund makes from its net realized short-term capital gains generally will be taxable to you as ordinary income. This is true whether you elect to receive your dividends and distributions in cash or in additional shares of the Fund. The Fund does not expect that it will have any long-term capital gains, and thus does not contemplate paying distributions that would be taxable to you as long-term capital gains.

         The Fund will mail statements to shareholders annually regarding the tax status of its dividends and distributions, if any. You should consult your own tax adviser to assess the consequences of investing in the Fund under tax laws applicable to you. In particular, because the Fund invests a significant portion of its assets from time to time in U.S. Government securities, you should ascertain the status under state and local laws of dividends that the Fund pays to you which represent interest that the Fund earns on its U.S. Government securities.

         Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them, regardless of your distribution option. However, distributions declared in December and paid in January each year are taxable as if paid on December 31 of the earlier year.

PRIVACY: A FUNDAMENTAL CONCERN

         At North Track we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information.

WE DO NOT SELL CLIENT INFORMATION TO ANYONE.

         YOUR PERSONAL INFORMATION. When you purchase shares or inquire about a transaction with North Track, you typically provide us with certain personal information. This information may include:

         > Name and address
         > Social Security or taxpayer identification number
         > Beneficiary information
         > Bank account information
         > Investments at other institutions

         OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request or to service an account. For example, we may share information with companies that perform services on our behalf. One such service provider is the transfer agent for the Fund, PFPC Inc., which opens accounts, processes transactions and mails account statements. In addition, with express consent by the individual client, certain client financial information is forwarded to SAGE Scholars, Inc. in order to permit the client to accrue the benefits SAGE Scholars provides. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

         In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.

         If you have any questions regarding our privacy policy please feel free to call North Track at 800-826-4600.


                      DELIVERY OF DOCUMENTS TO SHAREHOLDERS

         "HOUSEHOLDING". North Track will deliver a single prospectus, annual or semi-annual report or other shareholder information (collectively, a "shareholder document") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

         ELECTRONIC DELIVERY. North Track is developing the capability of delivering shareholder documents electronically to persons who have consented to such delivery and provide their e-mail addresses. Once it has developed such capability, North Track will deliver shareholder documents electronically by sending consenting persons an e-mail message informing them that the shareholder document has been posted and is available on North Track's website (www.northtrackfunds.com) and providing a hypertext link to the document. The electronic versions of the shareholder documents will be in PDF format and can be downloaded and printed using Adobe Acrobat.

         CONSENT. If you would like to assist North Track in controlling its printing and mailing costs, you may consent to householding and/or electronic delivery of shareholder documents by checking the appropriate boxes on the Account Application (included with this Prospectus) or by sending a note to that effect to North Track, c/o PFPC Inc., P.O. Box 9796, Providence, Rhode Island 02940-9796. For electronic delivery of shareholder documents, please make sure to include your e-mail address.

         You may revoke your consent to householding or electronic delivery of shareholder documents at any time by calling North Track at 1-800-826-4600 or by writing to North Track at the address provided above.


                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Institutional Share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the years ended December 31, 2002 and 2003 have been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Annual Report to Shareholders. The Annual Report is available upon request. The financial highlights for periods prior to the year ended December 31, 2002 were audited by Arthur Andersen LLP which has ceased operations.

                    CASH RESERVE FUND (INSTITUTIONAL SHARES)

                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------
                                                       2003            2002            2001            2000            1999
                                                       ----            ----            ----            ----            ----
(Selected data for each institutional share of
the Fund outstanding throughout the periods)

Net asset value,  beginning of period              $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                                                   ----------      ----------      ----------      ----------      ----------
Income from  investment  operations:

     Net investment income                                .01             .01             .04             .06             .05

Less distributions:

     Dividends from net investment income                (.01)           (.01)           (.04)           (.06)           (.05)
                                                   ----------      ----------      ----------      ----------      ----------

Net asset value, end of period                     $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                                                   ==========      ==========      ==========      ==========      ==========
Total return                                              .72%           1.49%           3.78%           6.01%           4.67%

Ratios/ supplemental data:

     Net assets, end of period (to nearest         $   33,617      $   55,321      $   62,250      $   32,800      $   10,536
     thousand)

     Ratio of expenses to average net assets(a)           .53%            .54%            .56%            .50%            .58%

     Ratio of net investment income to average            .73%           1.43%           3.57%           6.00%           4.54%
     net assets(a)

--------------------

(a) For the year ended December 31, 1999, the Fund's Advisor voluntarily waived a portion of its fees. Without these reimbursements, the ratios of expenses and net investment income to average net assets for the Fund would have been as follows:

                  Ratio of expenses to average net assets                   .62%

                  Ratio of net investment income to average net assets     4.50%

If you have any questions about the Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write North Track at:

NORTH TRACK FUNDS, INC.
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202
1-800-826-4600

The SAI, which contains more information about the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-4401.

NORTH TRACK FUNDS, INC.                   TRANSFER AND DIVIDEND DISBURSING AGENT

1-800-826-4600                            PFPC Inc.
250 East Wisconsin Avenue                 760 Moore Road
Suite 2000                                King of Prussia, Pennsylvania 19406
Milwaukee, Wisconsin  53202
                                          CUSTODIAN
INVESTMENT ADVISOR
                                          Union Bank of California
B.C. Ziegler and Company                  475 Sansome Street
250 East Wisconsin Avenue                 San Francisco, California 94111
Suite 2000
Milwaukee, Wisconsin  53202               COUNSEL

DISTRIBUTOR                               Quarles & Brady LLP
                                          411 East Wisconsin Avenue
B.C. Ziegler and Company                  Milwaukee, Wisconsin 53202
250 East Wisconsin Avenue
Suite 2000                                INDEPENDENT AUDITOR
Milwaukee, Wisconsin  53202
                                          Deloitte & Touche LLP
ACCOUNTING/PRICING AGENT                  411 East Wisconsin Avenue
                                          Milwaukee, Wisconsin 53202
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin  53095

                             NORTH TRACK FUNDS, INC.

                            WISCONSIN TAX-EXEMPT FUND


                     ---------------------------------------

                                   MAY 1, 2004



                       STATEMENT OF ADDITIONAL INFORMATION

                     ---------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
  DATED MAY 1, 2004
NORTH TRACK FUNDS, INC.
WISCONSIN TAX-EXEMPT FUND
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202
1-800-826-4600

         This Statement of Additional Information and the related Prospectus describe the Wisconsin Tax-Exempt Fund (the "Fund"), a mutual fund series of North Track Funds, Inc. ("North Track"). North Track offers other mutual funds by separate prospectuses and statements of additional information.

         You may obtain a Prospectus and purchase shares of the Fund from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202, telephone 1-800-826-4600, or from Selected Dealers (see the Prospectus dated May 1, 2004 for more complete information, including an account application). This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus. This Statement of Additional Information provides details about the Fund that are not required to be included in the Prospectus, and should be viewed as a supplement to, and not as a substitute for, the Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings defined for them in the Prospectus.

         The financial statements of the Fund are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2003. See "Financial Statements."

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

STATEMENT OF ADDITIONAL INFORMATION...........................................1
FUND HISTORY AND CAPITAL STOCK................................................1
INVESTMENT PROGRAM............................................................2
INVESTMENT RESTRICTIONS......................................................12
MANAGEMENT OF NORTH TRACK....................................................14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................24
PURCHASE OF SHARES...........................................................25
DETERMINATION OF NET ASSET VALUE PER SHARE...................................27
TAX STATUS...................................................................28
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................29
DISTRIBUTION EXPENSES........................................................29
COUNSEL  32
INDEPENDENT AUDITORS.........................................................32
FINANCIAL STATEMENTS.........................................................33
SECURITIES RATINGS...........................................................33

                         FUND HISTORY AND CAPITAL STOCK

         North Track is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation. Until March 1, 2001, North Track was known as Principal Preservation Portfolios, Inc. On November 1, 2002, the Fund acquired substantially all of the assets of the Heartland Wisconsin Tax Free Fund, a series of Heartland Group, Inc, in exchange for Class A shares of the Fund pursuant to a tax-free reorganization.

         The authorized common stock of North Track consists of nine billion shares, with a par value of $.001 per share. Shares of North Track are divided into 10 mutual fund series, each with distinct investment objectives, policies and strategies. All nine North Track mutual funds, including the Fund described in this Statement of Additional Information, are listed below:

INCOME FUNDS                            STOCK FUNDS
------------                            -----------

Wisconsin Tax-Exempt Fund               S&P 100 Plus Fund

Tax-Exempt Fund                         PSE Tech 100 Index Fund

Government Fund                         Dow Jones U.S. Health Care 100 Plus Fund

Cash Reserve Fund (money market)        Dow Jones U.S. Financial 100 Plus Fund

                                        Strategic Allocation Fund

                                        Managed Growth Fund

         Shares of the Fund, the Stock Funds and the Government Fund are subdivided into three separate classes; namely, Class A shares (front-end sales load), Class B shares (contingent deferred sales charge) and Class C shares. The Tax-Exempt Fund offers only Class A shares. Shares of the Cash Reserve Fund also are subdivided into four separate classes; namely, Class X shares, Class B shares and Class C shares (together, "Retail Shares") and Class Y shares ("Institutional Shares").

         Separate classes of shares within a fund have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder servicing expenses and may have its own sales load structure. At the discretion of North Track's Board of Directors, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the fund's assets) if the separate classes incur those expenses in different amounts, or if one class receives services of a different kind or to a different degree than another class within the same fund. Each fund allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the particular fund.

         The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

         Each share of North Track, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

         Each share of North Track has one vote on each matter presented to shareholders. All shares of North Track vote together on matters that affect all shareholders uniformly, such as in the election of directors. On matters affecting an individual fund (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of that fund) a separate vote of the shares of that fund is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that class ), a separate vote by the shareholders of that class of shares is required. Shares of a fund or class are not entitled to vote on any matter that does not affect that fund or class.

         The phrase "majority vote" of the outstanding shares of a class, fund or North Track means the vote of the lesser of: (1) 67% of the shares of the class, fund or North Track, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the class, fund or North Track, as the case may be.

         As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.

                               INVESTMENT PROGRAM

         The Prospectus describes the investment objective and principal investment strategies of the Fund. Certain other investment strategies and policies of the Fund are described in greater detail below.

INFORMATION ABOUT THE ECONOMIES OF PUERTO RICO AND GUAM

         From time to time the Fund may invest a significant portion of its assets in Tax Exempt Obligations issued by or on behalf of Puerto Rico or Guam or their respective agencies or instrumentalities.

         PUERTO RICO ECONOMY. Once primarily supported by agriculture, Puerto Rico's economy now has a diverse manufacturing base and one of the most dynamic economies in the Caribbean region. Principal industries include pharmaceuticals, chemicals, machinery, electronics, apparel, food products and tourism. The estimated composition of Puerto Rico's gross domestic product by sector is 54% for services, 45% for industry and 1% for agriculture. Puerto Rico's unemployment rate (seasonally adjusted) remains relatively high at approximately 10%, and per capita income is less than the U.S. average. Puerto Rican workers are covered by U.S. minimum wage laws. Debt ratios for the Commonwealth are high as it assumes much of the responsibility for financing improvements in the local infrastructure.

         Historically, Puerto Rico's economic base was centered around tax advantages offered to U.S. manufacturing firms. However, legislation passed in 1996 significantly reduced those incentives, with a general phase-out by 2006 for corporations with operations on the island. While Puerto Rico may have time to find other sources of economic growth, it is still uncertain what effect the reduction in tax incentives will have on Puerto Rico's economic stability and on the market for its municipal securities.

         Most of Puerto Rico's debt is issued by 10 of the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction.

         GUAM ECONOMY. Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles southeast of Japan. Tourism and, to a lesser extent, the U.S. military contribute significantly to Guam's economy. The United States recently reduced its military presence in Guam, which has had a negative effect on the local economy. Tourism also has suffered in recent years as a result of natural disasters, political events, terrorist activity and domestic economic difficulties in countries that historically have contributed large numbers of tourists to Guam, particularly Japan. If these negative trends continue and/or other negative developments occur, they could lead to economic instability and volatility in the Guam municipal securities markets. Public sector employment in Guam is significant with approximately 26% of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services.

INFORMATION REGARDING TAX-EXEMPT INVESTMENTS

         Before investing in the Fund, an investor may wish to determine which investment - tax-free or taxable - will provide a higher after-tax return. To make such a comparison, the yields should be viewed on a comparable basis. The table below illustrates, at the 2003 tax brackets provided in the Internal Revenue Code of 1986, as amended, and Chapter 71 of the Wisconsin Statutes, the yield an investor would have to obtain from taxable investments to equal tax-free yields ranging from 3.50% to 6.00%. An investor can determine from the following table the taxable return necessary to match the yield from a tax-free investment by locating the tax bracket applicable to the investor, and then reading across to the yield column which is closest to the yield applicable to the investor's investment.

                           TAX-FREE V. TAXABLE INCOME

            2003 TAXABLE INCOME                                             ASSUMED TAX-FREE YIELDS
-----------------------------------------                   -------------------------------------------------------
                                                            3.50%     4.00%     4.50%     5.00%     5.50%     6.00%
                                                            -----     -----     -----     -----     -----     -----

SINGLE RETURN           JOINT RETURN           TAX RATE                    EQUIVALENT TAXABLE YIELDS*
-------------           ------------           --------     -------------------------------------------------------
$7,001-$28,400          $14,001-$56,800         15.00%      4.12%     4.71%     5.29%     5.88%     6.47%     7.06%
$28,401-$68,800         $56,801-$114,650        25.00%      4.67%     5.33%     6.00%     6.67%     7.33%     8.00%
$68,801-$143,500        $114,651-$174,700       28.00%      4.86%     5.56%     6.25%     6.94%     7.64%     8.33%
$143,501-$311,950       $174,701-$311,950       33.00%      5.22%     5.97%     6.72%     7.46%     8.21%     8.96%
$311,951 or more        $311,951 or more        35.00%      5.38%     6.15%     6.92%     7.69%     8.46%     9.23%

------------------------------------

* The equivalent taxable yields are calculated based on the maximum marginal tax rate at each tax bracket. These rates and brackets are subject to change. The table is based on tax rates in effect as of December 31, 2003. You should consult your tax advisor regarding more recent tax legislation and how tax laws affect your personal financial circumstances.

TAX EXEMPT OBLIGATIONS

         As used in this Statement of Additional Information, the term "Tax Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory of the United States or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income tax (except, in certain instances, the alternative minimum tax, depending upon the shareholder's tax status) and from the Wisconsin personal income tax.

         Obligations of issuers of Tax Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the issuer's ability to generate tax revenues. There is also the possibility that, as a result of litigation or other conditions, the authority or ability of an issuer to pay, when due, the principal of and interest on its Tax Exempt Obligations may be materially affected.

         From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Tax Exempt Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Tax Exempt Obligations for investment by the Fund and the value of securities held by the Fund. In such event, management of each Fund may discontinue the issuance of shares to new investors and may re-evaluate the Fund's investment objective and policies and adopt and implement possible changes to them and the investment program of the Fund.

NON-INVESTMENT GRADE BONDS

         The Fund may invest up to 20% of its assets in non-investment grade bonds (those rated below the four highest categories by Moody's or S&P or judged by the Advisor to be of comparable quality), provided that the Fund may not invest in bonds rated below B at the time of purchase. These so-called "junk bonds" are regarded, on balance, as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return than investment grade bonds, they also involve greater risk, including greater risk of default. An economic downturn could severely disrupt the market for such high yield bonds and adversely affect their value and the ability of the issuers to repay principal and interest. The rate of incidence of default on junk bonds is likely to increase during times of economic downturns and extended periods of increasing interest rates. Yields on junk bonds will fluctuate over time, and are generally more volatile than yields on investment grade bonds.

         The secondary trading market for junk bonds may be less well established than for investment grade bonds, and such bonds may therefore be only thinly traded. As a result, there may be no readily ascertainable market value of such securities, in which case it will be more difficult for the Board of Directors of the Fund to accurately value the securities, and consequently the investment portfolio. Under such circumstances, the Board's subjective judgment will play a greater role in the valuation. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thinly traded market. To the extent such securities are or become "illiquid" in the judgment of the Board of Directors, the Fund's ability to purchase and hold such securities will be subject to its investment restriction limiting its investment in illiquid securities. See "Investment Restrictions."

         As noted above, the Fund will not invest in junk bonds that are rated below the sixth rating categories by Moody's or S&P (B for Moody's and for S&P) or judged comparable by the Advisor. Bonds rated in the fifth category (Ba for Moody's and BB for S&P) have less near-term vulnerability to default than other speculative issues; however, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Nonetheless, business and financial alternatives available to obligors of such bonds can generally be identified which could assist them in satisfying their debt service requirements. Bonds rated in the sixth category are considered highly speculative. While the issuers of such bonds must be currently meeting debt service requirements in order to achieve this rating, adverse business, financial or economic conditions could likely impair the issuer's capacity or willingness to pay interest and repay principal. A detailed description of the characteristics associated with the various debt credit ratings established by S&P and Moody's is set forth in Appendix A to this Statement of Additional Information.

         While rating categories help identify credit risks associated with bonds, they do not evaluate the market value risk of junk bonds. Additionally, the credit rating agencies may fail to promptly change the credit ratings to reflect subsequent events. Accordingly, North Track's Board of Directors and the Advisor continuously monitor the issuers of junk bonds held by the Fund to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

STATE OR MUNICIPAL LEASE OBLIGATIONS

         The Fund may invest in state or municipal leases and participation interests therein. The leases may take the form of a lease, an installment purchase or a conditional sales contract or a participation certificate in any of the above. Such leases may be entered into by state and local governments and authorities to purchase or lease a wide array of equipment such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

         The constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. Depending on the circumstances, these requirements may include approving voter referenda, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (i) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (ii) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or (iii) a provision in the lease for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

         An investment in municipal lease obligations is generally less liquid than an investment in comparable tax-exempt bonds because there is a limited secondary trading market for such obligations. Furthermore, if the lease is terminated by the public body for nonappropriation or other reason not constituting a default under the lease, the lessor, or holder of a participation interest in the lease, is limited solely to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss. Accordingly, municipal lease obligations will be characterized by the Fund as illiquid for purposes of determining whether it complies with its investment limitation with respect to illiquid securities, except where North Track's Board of Directors or a committee delegated by the Board determines such a municipal lease obligation is liquid.

GOVERNMENT SECURITIES

         As set forth in the Prospectus, under certain circumstances and subject to certain limitations, the Fund may invest in obligations and instruments, the interest on which is includable in gross income for purposes of federal and state income taxation, including obligations of the U.S. government, its agencies or instrumentalities. Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years.

         Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury, other obligations are secured by the right of the issuer to borrow from the Treasury or are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, and other obligations are supported only by the credit of the instrumentality itself. Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when the Advisor is satisfied that the credit risk with respect to the issuer is appropriate for the Fund.

REPURCHASE AGREEMENTS

         The Fund may from time to time enter into repurchase agreements in accordance with the limits set forth in the Prospectus. Repurchase agreements involve the purchase by the Fund of securities with the condition that, after a stated period of time, the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. The Fund may invest in repurchase agreements of a duration of seven days or less subject to the limits on such investments stated in the Prospectus. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to the limits stated in the Prospectus as well as its investment restriction limiting investment in "illiquid" securities.

         The Fund's custodian will hold the securities underlying any repurchase agreement as collateral or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the custodian so that the total collateral is an amount at least equal to the repurchase price plus accrued interest. The difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in its net income.

         In determining whether to enter into a repurchase agreement, the Advisor will take into account the creditworthiness of the original seller. In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, the Fund could experience losses that include: (1) possible decline in the value of the collateral during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Fund in connection with enforcing those rights; and
(4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.

LENDING OF PORTFOLIO SECURITIES

         In order to generate income, the Fund may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Fund receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, the Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. During the term of the loan, the Fund is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Fund also is entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, the Fund may return to the borrower, and/or a third party which is unaffiliated with North Track and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

         The Fund does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, the Fund could experience delays in liquidating the loan collateral or recovering the loan securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisor evaluates and continually monitors the creditworthiness of the institutional borrowers to which the Fund lends its securities.

         To minimize the foregoing risks, the Fund's securities lending practices are subject to the following conditions and restrictions: (1) the Fund may not make such loans in excess of 33% of the value of its total assets; (2) the Fund must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amounts of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the Fund must have the right to terminate the loan at any time; (5) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the Fund may not pay any more than reasonable custodian fees in connection with the loan.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may purchase or sell securities in when-issued or delayed delivery transactions. The Fund may not invest more than 5% of its net assets in these instruments. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. The payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased are identified on the books of the Fund and held by the Fund's custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuations.

         The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Fund may sell the securities before the settlement date if it is deemed advisable. When payment is made for when-issued securities, the Fund will meet its obligation from its then available cashflow, sale of securities held in the separate account, sale of other securities or, although it normally would not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's obligation). The sale of securities to meet such obligations may involve a greater potential for the realization of capital gains, which could cause the Fund to realize income not exempt from federal income tax and Wisconsin personal income tax.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

         If the Fund invests in another investment company, it will incur increased administration and distribution expenses. The Fund's investment restrictions limit such investments. See "Investment Restrictions" in this Statement of Additional Information.

SHORT SALES "AGAINST-THE-BOX"

         The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open: (1) the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short; and (2) not more than 10% of the Fund's net assets (determined at the time of short sale) may be segregated as collateral for such sales. The Advisor presently intends to make such sales only to defer realization of gain or loss for federal income tax purposes.

TEMPORARY DEFENSIVE POSITIONS

         For temporary or liquidity purposes, the Fund may invest in taxable obligations. Under normal market conditions, no more than 20% of the Fund's income distributions during any year will be includable in gross income for purposes of federal income tax or Wisconsin personal income tax. However, for temporary, defensive purposes, the Fund may invest without limitation in taxable obligations. Taxable obligations might include

         o Obligations of the U.S. Government, its agencies or instrumentalities

         o Other debt securities rated within one of the two highest rating categories by either Moody's or Standard & Poor's

         o Commercial paper rated in the highest rating category by either Moody's or Standard & Poor's

         o Certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits or at least $100 million

         o        High-grade taxable municipal bonds

         o Repurchase agreements with respect to any of the foregoing instruments

         o        Cash

         While the Fund is permitted to engage in these temporary defensive strategies, it is not required to do so. Prevailing market conditions could make it impossible for the Fund to do so. Also, these defensive strategies could hamper the Fund's ability to achieve its investment objective.

DIVERSIFICATION

         The Fund may not always be able to find a sufficient number of issues of securities that meet its investment objective and criteria. As a result, the Fund from time to time may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, some of which may be subject to the same economic trends and/or be located in the same geographic area. The Fund's securities may therefore be more susceptible to a single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

         The Fund will operate as a non-diversified management investment company under the 1940 Act, but intends to comply with the diversification requirements contained in the Internal Revenue Code of 1986. These provisions of the Internal Revenue Code presently require that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the market value of the Fund's assets must be invested in cash, government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of the Fund's total assets can be invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

         For purposes of such diversification, the identification of the issuer of Tax Exempt Obligations depends on the terms and conditions of the security. If a state or territory of the United States or the District of Columbia or a political subdivision of any of them or a sovereign nation within the territorial boundaries of the U.S., as the case may be, pledges its full faith and credit to payment of a security, we consider that entity to be the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a state or territory of the United States or the District of Columbia, or a political subdivision of any of them or a sovereign nation within the territorial boundaries of the U.S., are separate from those of the state, territory, District or political subdivision or sovereign nation, and the security is backed only by the assets and revenues of the agency, authority, instrumentality or sovereign nation, such agency, authority, instrumentality or sovereign nation, as the sole issuer of the security. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, territory or District, or a political subdivision or agency, authority or instrumentality thereof or a sovereign nation within the territorial boundaries of the U.S., such as utility revenue bonds, and the full faith and credit of the governmental unit or sovereign nation is not pledged to the payment of principal and interest on the obligation, we deem such enterprise or specific project as the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then we deem such non-governmental user as the sole issuer. If, however, in any of the above cases, a state, territory or the District, or a political subdivision of any of them, a sovereign nation located within the U.S. territorial boundaries, or some other entity, guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Portfolio exceeds 10% of the value of the Portfolio's total assets, then we consider the guarantee as a separate security and treat it as an issue of the guarantor.

PORTFOLIO TURNOVER

         North Track has not established a limit to its portfolio turnover rates, nor will it attempt to achieve or be limited to predetermined rates of portfolio turnover. Although North Track cannot predict its portfolio turnover rates, the Fund's portfolio turnover rate is not expected to exceed 100%. For the years ended December 31, 2003 and 2002, the Fund's turnover rate was 11.1% and 8.0%, respectively.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following fundamental investment restrictions and policies which cannot be changed without the approval of a majority of the Fund's outstanding shares. Policies that are not "fundamental policies" may be changed by the Board of Directors without shareholder approval. We will not consider any investment restriction which involves a maximum percentage of securities or assets to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

          (1) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

          (2) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry (except that it may invest without limitation, in circumstances in which other appropriate available instruments may be in limited supply, in housing, healthcare and/or utility obligations); provided that there shall be no limitation on the purchase of Tax Exempt Obligations and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          (3) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

          (4) Make loans, except that it may lend its portfolio securities, as permitted under the Investment Company Act of 1940. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

          (5) Underwrite the securities of other issuers, except where the Fund might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

          (6)  Issue senior securities.

          (7) Purchase a security if, as a result, more than 10% of the value of the Fund's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within seven days.

          (8) Invest in commodities, but the Fund may invest in futures contracts, options on futures, and options.

      In accordance with the following non-fundamental policies, which North Track's Board of Directors may change without shareholder approval, the Fund may not:

          (1) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

          (2) Buy or sell real estate, real estate investment trusts, real estate limited partnerships, or oil and gas interests or leases, but this shall not prevent the Fund from investing in Tax Exempt Obligations secured by real estate or interests therein or in securities of companies whose business involves the purchase or sale of real estate.

          (3) Purchase warrants, except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

          (4) Purchase or retain the securities of an issuer if those officers or Directors of North Track or the Advisor (as defined under the caption "Management of North Track - The Investment Advisor" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities; provided that no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

          (5) Purchase securities on margin (except in connection with its permitted futures and options activities) or effect short sales of securities, except that the Fund may sell securities short where it holds a long position in the same security which equals or exceeds the number of shares sold short; provided that the Fund may not effect any such short sale of securities if, as a result thereof, more than 10% of the Fund's net assets would be held as collateral for such short positions.

          (6) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the total assets of the Fund to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any single investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such investment company would be owned by the Fund or more than 5% of the value of the total assets of the Fund would be invested in such investment company; and
(ii) no such restrictions shall apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets.

          (7) Engage in futures and options transactions, other than as described in its current Prospectus and Statement of Additional Information.

                            MANAGEMENT OF NORTH TRACK

DIRECTORS AND OFFICERS

         Under applicable law, the Board of Directors is responsible for management of North Track, and provides broad supervision over its affairs. The Board of Directors meets regularly to review the Fund's investments, performance and expenses. The Board elects the officers of North Track, and hires the Fund's service providers, including the Fund's investment advisor and distributor of the Fund's shares, B.C. Ziegler and Company ("Ziegler"). The Board annually reviews and considers approval of the continuation of the investment advisory agreement with Ziegler and the Fund's distribution plan, and annually approves the selection of independent public accountants for the Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of North Track's business. The policy of North Track is that the majority of Board members are independent of Ziegler.

         The Directors and Officers of North Track and their principal occupations during the past five years are set forth below.

                                                                                                   NUMBER OF
                                                                                                   NORTH TRACK           OTHER
                               POSITION(S)    TERM OF OFFICE        PRINCIPAL OCCUPATION(S)          FUNDS          DIRECTORSHIPS(2)
                                HELD WITH     AND LENGTH OF              DURING PAST                OVERSEEN           HELD BY
NAME, ADDRESS & AGE            NORTH TRACK    TIME SERVED(1)             FIVE YEARS                BY DIRECTOR         DIRECTOR
-------------------            -----------    -----------                ----------                -----------         --------
INDEPENDENT DIRECTORS:

James G. De Jong               Director       Since 2001       President and Managing                  10                None
11032 River Trail Road                                         Shareholder, O'Neil, Cannon 2003;
Mequon, WI 53092                                               Hollman S.C. (law  firm) since
D.O.B. 10-18-51                                                1987.

Marcia L. Wallace              Director       Since 2001       Retired; Senior Vice President in       10                None
9247 Blind Pass Road                                           Global Trust Services and
Sarasota, FL 34276                                             Institutional Custody, First
D.O.B. 12-02-47                                                Chicago NBD/Bank One from 1985 to
                                                               1999.

Brian J. Girvan                Director       Since 2003       Partner, Ascent Venture                 10                None
6 Tucks Point Road                                             Management, Inc. (August 2003-
Manchester-by-the-Sea, MA                                      Present); Chief Operating
01944                                                          Officer and Chief Financial
Birthdate: 10-20-55                                            Officer of Argo Global Capital,
                                                               LLC (venture capital company)
                                                               from January 2001 to August 2003;
                                                               Senior Vice President and
                                                               Division Executive of Fidelity
                                                               Investments from 1999 to 2001;
                                                               Senior Vice President and Group
                                                               CFO of Fidelity Investments from
                                                               1998 to 1999.

Cornelia Boyle                 Director       Since 2003       Currently Retired; Executive Vice       10                None
14 Twin Lake Villa Road                                        President and Chief Operations
New London, NH 03257                                           Officer of AIG SunAmerica
Birthdate:  09-23-53                                           Retirement Markets, Inc., which
                                                               engages in variable annuity
                                                               manufacturing, distribution and
                                                               administration (August 2000 - May
                                                               2003); and Executive Vice
                                                               President of Fidelity Investments
                                                               (August 1996 - July 2000).

                                                                                                   NUMBER OF
                                                                                                   NORTH TRACK           OTHER
                               POSITION(S)    TERM OF OFFICE        PRINCIPAL OCCUPATION(S)          FUNDS          DIRECTORSHIPS(2)
                                HELD WITH     AND LENGTH OF              DURING PAST                OVERSEEN           HELD BY
NAME, ADDRESS & AGE            NORTH TRACK    TIME SERVED(1)             FIVE YEARS                BY DIRECTOR         DIRECTOR
-------------------            -----------    -----------                ----------                -----------         --------
John J. Mulherin(4)            Director       Since 2003       President and Chief Executive           10                None
250 E. Wisconsin Ave.                                          Officer, The Ziegler Companies,
Milwaukee, WI 53202                                            Inc. since February 2000; Chief
Birthdate: 5-18-51                                             Administrative Officer at
                                                               Villanova Capital (asset
                                                               management group of Nationwide
                                                               Insurance) from June 1999 to
                                                               February 2000; President of
                                                               National Financial Correspondent
                                                               Services Company, (a clearing
                                                               subsidiary of Fidelity
                                                               Investments) from November 1997
                                                               to December 1998.

David G. Stoeffel              President      Since 2003       Senior Managing Director -              N/A               N/A
250 E. Wisconsin Avenue                                        Investment Services  Group, B.C.
Milwaukee, WI 53202                                            Ziegler and Company since 2003;
Birthdate: 10-20-58                                            Senior Vice President and
                                                               Director of Mutual Funds
                                                               Marketing and Administration,
                                                               Nomura Asset Management U.S.A.,
                                                               Inc. from 1998 to 2003; Eastern
                                                               Division Manager for Brinson
                                                               Funds/Funds Distributor from 1997
                                                               to 1998.

James L. Brendemuehl           Senior Vice    Since 1999       Vice President - Mutual                 N/A               N/A
250 E. Wisconsin Ave.          President -                     Funds, B.C. Ziegler and Company
Milwaukee, WI 53202            Sales                           since 1995.
D.O.B. 2-23-46

John H. Lauderdale             Senior Vice    Since 1993       Wholesaler, B.C. Ziegler and            N/A               N/A
250 E. Wisconsin Ave.          President-                      Company since 1991.
Milwaukee, WI 53202            Marketing
D.O.B. 12-15-65

Franklin P. Ciano              Chief          Since 1996       Manager of North Track Operations,      N/A               N/A
250 E. Wisconsin Ave.          Financial                       B.C. Ziegler and Company since
Milwaukee, WI  53202           Officer and                     1996.
D.O.B. 4-26-52                 Treasurer

S. Charles O'Meara             Secretary      Since 2003       General Counsel, Senior Vice            N/A               N/A
250 E. Wisconsin Avenue                                        President and Secretary, The
Milwaukee, WI 53202                                            Ziegler Companies, Inc. and B.C.
Birthdate: 2-13-50                                             Ziegler and Company.

Michael T. Karbouski           Assistant        Since 2003     Vice President, Product Manager,        N/A               N/A
250 E. Wisconsin Avenue        Treasurer                       B.C. Ziegler & Company, since
Milwaukee, WI 53202                                            2000; prior thereto, Assistant
Birthdate: 3-3-65                                              Vice President, US Bancorp Mutual
                                                               Fund Services, from 1990 to 2000.

---------------------------

(1) Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2) Only includes directorship held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3) Mr. Mulherin is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is President and Chief Executive Officer of The Ziegler Companies, Inc.

BOARD COMMITTEES

         The standing committees of North Track's Board of Directors include an audit committee, a governance (nominating) committee and a pricing committee. The audit committee consists of all the independent directors, namely Brian J. Girvan (chair), James G. DeJong, Cornelia Boyle and Marcia L. Wallace. Mr. Girvan has been determined to be an audit committee financial expert. The governance committee consists of James G. DeJong (chair), Brian J. Girvan and Marcia L. Wallace. The pricing committee consists of Cornelia Boyle (chair) and Marcia L. Wallace.

         The audit committee annually selects independent public accountants for the Fund and oversees the preparation of the Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Fund's financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee met one time during the fiscal year ended December 31, 2003. The audit committee has adopted a written charter.

         The governance committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" must be made and approved by the governance committee. The governance committee met one time during the fiscal year ended December 31, 2003.

         The pricing committee oversees the pricing policies and guidelines established by the Board of Directors and confers with management personnel of the Advisors on matters relating to the pricing of securities held by the Fund. The pricing committee met one time during the fiscal year ended December 31, 2003.

DIRECTOR OWNERSHIP OF FUND SHARES

         The table below sets forth the dollar range of shares of the North Track Funds owned by each director as of December 31, 2003 is listed below.

                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                    INVESTMENT COMPANIES OVERSEEN BY
                                                                                               DIRECTOR IN
NAME OF DIRECTOR             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND            FAMILY OF INVESTMENT COMPANY
----------------             ---------------------------------------------            ----------------------------
James G. DeJong         $1-$10,000 (S&P 100 Plus)                                            $10,001-$50,000
                        $1-$10,000  (PSE Tech 100 Index)
                        $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                        $1-$10,000 (Dow Jones U.S. Financial 100 Plus)
                        $1-$10,000 (Managed Growth)
                        None (Strategic Allocation)
                        None (Tax-Exempt)
                        None (Government)
                        None (Cash Reserve)
                        None (Wisconsin Tax-Exempt)

Brian J. Girvan         None (S&P 100 Index)                                                      None
                        None (PSE Tech 100 Index)
                        None (Dow Jones U.S. Health Care 100 Plus)
                        None (Dow Jones U.S. Financial 100 Plus)
                        None (Managed Growth)
                        None (Tax-Exempt)
                        None (Government)
                        None (Cash Reserve)
                        None (Wisconsin Tax-Exempt)
                        None (Strategic Allocation)

Marcia L. Wallace       None (S&P 100 Plus)                                                 $10,001 - $50,000
                        $1-$10,000 (PSE Tech 100 Index)
                        $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                        $1-$10,000 (Dow Jones U.S. Financial 100 Plus)
                        $10,001-$50,000 (Managed Growth)
                        None (Strategic allocation)
                        None (Tax-Exempt)
                        None (Government)
                        None (Cash Reserve)
                        None (Wisconsin Tax-Exempt)

John J. Mulherin        $50,001-$100,000 (S&P 100 Plus)                                       Over $100,000
                        $10,001-$50,000 (PSE Tech 100 Index)
                        $10,001-$50,000 (Dow Jones U.S. Health Care 100 Plus)
                        $10,001-$50,000 (Dow Jones U.S. Financial 100 Plus)
                        None (Managed Growth)
                        Non (Strategic Allocation)
                        None (Tax-Exempt)
                        $1-$10,000 (Government)
                        $1-$10,000 (Cash Reserve)
                        None (Wisconsin Tax-Exempt)

Cornelia Boyle          None (S&P 100 Index)                                                      None
                        None (PSE Tech 100 Index)
                        None (Dow Jones U.S. Health Care 100 Plus)
                        None (Dow Jones U.S. Financial 100 Plus)
                        None (Managed Growth)
                        None (Strategic Allocation)
                        None (Tax-Exempt)
                        None (Government)
                        None (Cash Reserve)
                        None (Wisconsin Tax-Exempt)

         No director who is not an interested person of North Track, or his or her immediate family members, owned beneficially or of record, as of December 31, 2003, any securities of Ziegler or in any person controlling, controlled by or under common control with Ziegler.

DIRECTOR COMPENSATION

         North Track pays the compensation of the directors who are not officers, directors or employees of Ziegler. North Track may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each mutual fund series of North Track pays a proportionate amount of these expenses based on its total assets.

         The table below shows fees paid to directors of North Track for the fiscal year ended December 31, 2003. No compensation information is provided for Cornelia Boyle because she did not become a director until December 2003 or for John Mulherin because he is an officer of Ziegler.

                                                              PENSION OR
                                                              RETIREMENT
                                                               BENEFITS                            TOTAL COMPENSATION
    NAME OF PERSON AND                                        ACCRUED AS      ESTIMATED ANNUAL   FROM NORTH TRACK FUND
      POSITION WITH               COMPENSATION FROM          PART OF NORTH     BENEFITS UPON       COMPLEX (10 FUNDS)
       NORTH TRACK              NORTH TRACK (BY FUND)       TRACK EXPENSES       RETIREMENT        PAID TO DIRECTORS
       -----------              ---------------------       --------------       ----------        -----------------
James G. DeJong             $3,573 (S&P 100 Index)                $0                 $0                 $17,813
                            $5,149 (PSE Tech 100 Index)
                            $  522 (Dow Jones U.S.
                                    Health Care 100 Plus)
                            $  432 (Dow Jones U.S.
                                    Financial 100 Plus)
                            $  699 (Managed Growth)
                            $  626 (Tax-Exempt)
                            $  572 (Government)
                            $3,592 (Cash Reserve)
                            $2,647 (Wisconsin Tax-Exempt)

                                                              PENSION OR
                                                              RETIREMENT
                                                               BENEFITS                            TOTAL COMPENSATION
    NAME OF PERSON AND                                        ACCRUED AS      ESTIMATED ANNUAL   FROM NORTH TRACK FUND
      POSITION WITH               COMPENSATION FROM          PART OF NORTH     BENEFITS UPON       COMPLEX (10 FUNDS)
       NORTH TRACK              NORTH TRACK (BY FUND)       TRACK EXPENSES       RETIREMENT        PAID TO DIRECTORS
       -----------              ---------------------       --------------       ----------        -----------------
Ralph J. Eckert(1)          $3,513 (S&P 100 Index)                $0                 $0                 $17,500
                            $5,046 (PSE Tech 100 Index)
                            $  511 (Dow Jones U.S.
                                    Health Care 100 Plus)
                            $  424 (Dow Jones U.S.
                                    Financial 100 Plus)
                            $  685 (Managed Growth)
                            $  617 (Tax-Exempt)
                            $  564 (Government)
                            $3,537 (Cash Reserve)
                            $2,603 (Wisconsin Tax- Exempt)

Brian J. Girvan(2)          $  897 (S&P 100 Index)                $0                 $0                  $4,689
                            $1,489 (PSE Tech 100 Index)
                            $  154 (Dow Jones U.S.
                                    Health Care 100 Plus)
                            $  128 (Dow Jones U.S.
                                    Financial 100 Plus)
                            $  208 (Managed Growth)
                            $  148 (Tax-Exempt)
                            $  134 (Government)
                            $  852 (Cash Reserve)
                            $  679 (Wisconsin Tax- Exempt)

Steven P. Kent(1)           $3,513 (S&P 100 Index)                $0                 $0                 $17,500
                            $5,046 (PSE Tech 100 Index)
                            $  511 (Dow Jones U.S.
                                    Health Care 100 Plus)
                            $  424 (Dow Jones U.S.
                                    Financial 100 Plus)
                            $  685 (Managed Growth)
                            $  617 (Tax-Exempt)
                            $  564 (Government)
                            $3,537 (Cash Reserve)
                            $2,603 (Wisconsin Tax-Exempt)

Marcia L. Wallace           $3,572 (S&P 100 Index)                $0                 $0                 $17,813
                            $5,150 (PSE Tech 100 Index)
                            $  522 (Dow Jones U.S.
                                    Health Care 100 Plus)
                            $  432 (Dow Jones U.S.
                                    Financial 100 Plus)
                            $  699 (Managed Growth)
                            $  626 (Tax-Exempt)
                            $  572 (Government)
                            $3,592 (Cash Reserve)
                            $2,637 (Wisconsin Tax-Exempt)

Peter D. Ziegler(1)         $3,513 (S&P 100 Index)                $0                 $0                 $17,500
                            $5,046 (PSE Tech 100 Index)
                            $  511 (Dow Jones U.S.
                                    Health Care 100 Plus)
                            $  424 (Dow Jones U.S.
                                    Financial 100 Plus)
                            $  685 (Managed Growth)
                            $  617 (Tax-Exempt)
                            $  564 (Government)
                            $3,537 (Cash Reserve)
                            $2,603 (Wisconsin Tax- Exempt)

--------------------

(1) Messrs. Eckert, Kent and Ziegler resigned as directors during the 2003 fiscal year.

(2)      Mr. Girvan became a director in February 2003.

MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS

         No director who is not an interested person of North Track, or immediate family member of that director, has had, during the two most recently completed calendar years, a direct or indirect interest in Ziegler or Geneva Capital Management, Ltd. ("Geneva Capital"), the sub-advisor to the Managed Growth Fund, or in any person directly or indirectly controlling, controlled by or under common control with Ziegler or Geneva Capital exceeding $60,000. In addition, no director who is not an interested person of Ziegler or Geneva Capital, or any immediate family members of that director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was North Track; an officer of North Track; an investment company or an officer of an investment company having Ziegler or Geneva Capital as its investment advisor or principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by or under common control with Ziegler or Geneva Capital. No director who is not an interested person of North Track, or immediate family member of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

CODES OF ETHICS

         PERSONAL TRADING. Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with North Track, the Adviser or the Sub-Advisor, who has knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect against such conduct, North Track, the Advisor and the Sub-Advisor have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of North Track's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Fund's securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits the person.

         CODE FOR PRINCIPAL EXECUTIVE, FINANCIAL AND ACCOUNTING OFFICERS. North Track has established a separate code of ethics that applies to its principal executive, financial and accounting officers. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents North Track files with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

THE INVESTMENT ADVISOR

         Under the terms of an Investment Advisory Agreement, Ziegler provides the Fund with overall investment advisory and administrative services. Subject to such policies as the North Track Board of Directors may determine, Ziegler makes investment decisions on behalf of the Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Fund. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company.

         The advisory agreement under which the Fund has retained Ziegler as its investment advisor provides for compensation to Ziegler (computed daily and paid monthly) at annual rates based on the Fund's average daily net assets as follows: 0.50% of the first $250 million of the Fund's average daily net assets; and 0.40% on the Fund's average daily net assets in excess of $250 million.

         During the past three fiscal years, the Fund paid the investment advisory fees set forth in the table below.

                       GROSS AMOUNT                       AMOUNT OF EXPENSES
YEAR                  OF ADVISORY FEE                 REIMBURSED AND FEES WAIVED
----                  ---------------                 --------------------------
2003                     $767,154                              $120,194
2002                     $345,548                                 $0
2001                     $260,458                                 $0

         In approving the renewal of the Investment Advisory Contract with Ziegler at the August 2003 meeting of the Board of Directors, the Board considered a variety of factors, including the advisory fees and operating expenses paid by the Fund; the performance of the Fund compared with comparable funds; the scope and quality of the services provided; the profits derived by the Advisor; and the availability, cost and value of alternative means of obtaining such services. After consideration, the Board unanimously approved the renewal of its Advisory Agreement with Ziegler in light of the fact that the advisory fees and performance of the Fund were comparable to those of other similar funds, the experience and resources of the Advisor and the lack of clearly superior alternatives. Ziegler has significant knowledge and experience in the state municipal bond market and is primarily located in Wisconsin.

ACCOUNTING/PRICING SERVICES

         Ziegler provides certain accounting and pricing services to the Fund, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Fund. Ziegler provides these services pursuant to the terms of an Accounting/Pricing Agreement (the "Accounting/Pricing Agreement") at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per year is $13,000, plus expenses, plus 0.05% of the first $100 million of the Fund's assets, 0.03% of the Fund's total assets of $100 million or more but less than $200 million, and 0.01% of the Fund's total assets of $200 million to $500 million, with no additional charges for assets over $500 million.

         The Accounting/Pricing Agreement continues in effect from year to year, as long as it is approved at least annually by North Track's Board of Directors or by a vote of the outstanding voting securities of North Track and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.

         For the past three years, the fees that the Fund paid to Ziegler for accounting/pricing services were as follows: 2003 - $79,246; 2002 - $36,449; and 2001 - $23,485.

ADMINISTRATIVE SERVICES

         Ziegler also provides certain administrative services to North Track and the Fund pursuant to an Administration Agreement. The administrative services provided by Ziegler to the Fund include maintaining North Track's corporate documents and investment company registration and preparing and disseminating financial information about North Track and the Fund. Ziegler's administrative services also include legal, compliance, audit and risk management services. In addition, Ziegler assists the Board of Directors of North Track by providing them with information and administering and implementing the Board of Director's decisions and policy modifications.

         The Fund pays Ziegler compensation for providing these services at the rate of 0.10% of the Fund's average daily net assets. The Administration Agreement will continue in effect with respect to each of the Funds from year to year provided North Track's Board of Directors, including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of North Track, approve such continuance with respect to the Fund. Either party may terminate the Administration Agreement with respect to the Fund at any time on not less than sixty (60) days prior written notice. The Administration Agreement provides that the Administrator shall not be liable to North Track or the Fund for any action taken or thing done by it in good faith and without negligence or misconduct on its part or on the part of any of its subcontractors or agents. North Track must indemnify and hold the Administrator harmless from any and all claims, actions, suits, losses, costs, damages and expenses (including reasonable expenses for counsel) that it incurs in connection with any action or omission by it or its employees, agents or subcontractors in the performance of their duties under the Administration Agreement, unless such act or omission constitutes negligence, misconduct, willful misfeasance, bad faith or reckless disregard.

CUSTODIAN SERVICES

         Union Bank of California serves as the Custodian of the Fund's assets pursuant to a Custodian Servicing Agreement. The Custodian is responsible for holding and safekeeping of the Fund's assets.

TRANSFER AGENT SERVICES

         PFPC Inc. provides transfer agent and dividend disbursing services to the Fund.

OTHER SERVICES

         In addition to the foregoing, Ziegler also serves as the principal Distributor of the Fund's shares and receives commissions on sales of Fund shares. See "Purchase of Shares." Ziegler also receives reimbursement from the Fund for certain expenses Ziegler incurs in connection with distributing the Fund's shares pursuant to the Distribution Plan adopted by the Fund under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         No person controls North Track or the Fund.

         As of March 31, 2004, no person was known to North Track to hold of record or beneficially more than 5% of the outstanding shares of North Track or of the Fund or of any class of shares of the Fund, except as reflected in the table below:

HOLDER                                   CLASS        PERCENTAGE OF CLASS OWNED         PERCENTAGE OF FUND OWNED
------                                   -----        -------------------------         ------------------------
Pershing LLC                               B                   17.05%                               *
FBO Account #0002282861
P.O. Box 2052
Jersey City, NJ  07303-9998
(record holder)

Angela A. Rupcich and                      C                    7.28%                               *
Ken Kaminski Trustees
Angela A. Rupcich Marital Trust
18181 Old Pelican Bay Drive
Fort Meyers Beach, FL 33931-2356
(beneficial holder)

Robin L. Wyman                             C                    6.11%                               *
4346 N. Alpine Ave.
Shorewood, WI 53210-0000
(beneficial holder)

-----------------------

*        Less than 1%.

         Officers and directors of North Track as a group owned less than 1% of the Fund, and of each class of the Fund, as of March 31, 2004.

                               PURCHASE OF SHARES

         As the principal Distributor for the Fund, Ziegler allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between North Track and Ziegler continues from year to year if it is approved annually by North Track's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days' notice and will automatically terminate if assigned.

CLASS A SHARES

         The public offering price of the Fund's Class A shares is the net asset value plus a maximum front-end sales charge equal to a percentage of the offering price. The maximum front-end sales charge is 3.50% of the offering price.

         Class A shares of the Fund may be purchased by certain Class es of persons without a sales charge, or a reduced sales charge, as described in the Prospectus. The Board of Directors believes this is appropriate because of the minimal sales effort needed to accommodate these Class es of persons.

         Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Distributor is able to offer a reduced sales charge to such persons. A "qualified group" is one which: (1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of the Fund at a discount; (3) has more than 10 members; (4) is available to arrange for group meetings between representatives of the Distributor or Selected Dealers distributing shares of the Fund; and (5) agrees to include sales and other materials related to North Track in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchasing Shares - Reduced Front-End Sales Charge" in the Prospectus.

CLASS B SHARES

         The public offering price of Class B shares is net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the current net asset value or original cost) if the Class B shares are redeemed within six years after purchase. The maximum contingent deferred sales charge is 5.00%. The Class B shares automatically convert to Class A shares after eight years. See "How to Purchase Shares" in the Prospectus.

CLASS C SHARES

         The public offering price for Class C shares is the net asset value with no front-end sales charge. However, if you redeem Class C shares which you have held for less than 18 months, you must pay a contingent deferred sales charge in an amount equal to 1.00% of the lesser of the current net asset value at the time of redemption or the original cost for your shares. See "How to Purchase Shares" in the Prospectus.

DEALER REALLOWANCES

         The Distributor pays a reallowance to Selected Dealers out of the front-end sales load it receives on sales of Class A shares of the Fund, which reallowance is equal to the following percentage of the offering price of such shares:

SIZE OF INVESTMENT                                   SELECTED DEALER REALLOWANCE
------------------                                   ---------------------------

Less than $25,000                                              3.00%

$25,000 but less than $50,000                                  2.50%

$50,000 but less than $100,000                                 2.00%

$100,000 but less than $250,000                                1.50%

$250,000 but less than $500,000                                1.25%

$500,000 but less than $1,000,000                              0.80%

For purchases of $1,000,000 or more

        First $1,000,000                                       0.75%

        Next $2,000,000                                        0.35%

        Amounts in excess of $3,000,000                        0.10%

         In addition, the Distributor may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the selected dealer reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs, and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealer Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

         The Distributor may pay, out of its own funds, to Selected Dealers up to 0.75% of the amount invested through the Selected Dealer when at least $1 million of Class A shares are purchased without a front-end sales charge.

         The Distributor will pay a commission to Selected Dealers who sell Class B shares of the Fund in an amount equal to 4.00% of the net asset value of the shares sold.

         The Distributor will pay a commission to Selected Dealers who sell Class C shares of the Fund in an amount equal to 1.00% of the net asset value of the shares sold.

         The table below shows commissions retained by the Distributor (including the dealer reallowance earned by Ziegler as a selling dealer) on sales of shares of the Fund during the past three fiscal years, including front-end sales charges on Class A shares and contingent deferred sales charges on Class B and Class C shares.

YEAR                 CLASS A                 CLASS B(1)               CLASS C(1)
----                 -------                 -------                  -------
2001                $118,996                   N/A                      N/A
2002                $207,676                   N/A                      N/A
2003                $161,790                    $0                     $376

------------------

(1)      Class B and Class C shares were first offered in January 2003.


                   DETERMINATION OF NET ASSET VALUE PER SHARE

         Shares are sold at their net asset value per share plus any applicable sales charge. See "Purchase of Shares." Net asset value per share of the Fund is determined by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

         The Fund calculates its net asset value per share as of 4:00 p.m. New York time at least once every weekday, Monday through Friday, except on customary national business holidays which result in the closing of the New York Stock Exchange (the "Exchange") (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or on any other day when the Exchange is closed.

         Tax Exempt Obligations in which the Fund invests are traded primarily in the over-the-counter market. Securities for which market quotations are readily available will be valued in the same manner as for hedging instruments. Securities and other assets for which quotations are not readily available will be valued at their fair value on a consistent basis using valuation methods determined by the Board of Directors. The Fund intends to determine fair value for such securities based in part upon the information supplied by pricing services approved by the Board of Directors. Valuations of portfolio securities furnished by the pricing service will be based upon a computerized matrix system and/or appraisals by the pricing service in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers.

         Hedging instruments will be valued at their last sale price prior to the close of the Exchange, unless there have been no trades on that day and the last sale price is below the bid, or above the asked, price. If the last prior sale price is below the bid, instruments will be valued at the bid price at the close of the Exchange; if the last prior sale price is above the asked, the instrument will be valued at the asked price at the close of the Exchange.

                                   TAX STATUS

         Each series of a series company, such as North Track, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various portfolios in one fund are not combined.

         The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy a number of requirements. Among such requirements is the requirement that at least 90% of the Fund's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. In addition, the Fund must distribute at least 90% of its taxable income (including realized gains on the sale of securities in addition to interest, dividend and other income), and is subject to a 4% federal excise tax if it fails to distribute at least 98% of its ordinary income and 98% of its net capital gains earned or realized during a calendar year. The Fund plans to distribute its income and capital gains so as to avoid the excise tax. The Fund also is subject to a limitation that, at the end of each fiscal quarter, at least 50% of its assets must be represented by cash and cash items (including receivables), Government securities, securities of other regulated investment companies and other securities; provided that, with respect to such other securities, no more than 5% of the Fund's assets may be invested in the securities of any one issuer or may include securities that represent more than 10% of the outstanding voting securities of any one issuer. Finally, the Fund may not invest more than 25% of its total assets in securities of any one issuer, or in two or more affiliated issuers which are in the same or similar trades or businesses, excluding Government securities and securities of other regulated investment companies.

         Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 30% backup Federal withholding tax if the Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Fund is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Agent with such number and the required certifications by completing and sending the Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

         Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares will not be deductible for Federal income tax purposes. Further, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisor before purchasing the Fund's shares.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between North Track and the broker.

         Allocation of transactions, including their frequency, to various brokers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. North Track may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. In addition, if Ziegler or an affiliate is utilized as a broker for portfolio trades, and other clients of the Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by them to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to the Fund.

                              DISTRIBUTION EXPENSES

         North Track's Distribution Plan (the "Plan") is its written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

         The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of the Fund's shares (such as sale or placement of the Fund's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Fund, to pay for sales literature and other promotional material, and to make payments to its sales personnel. Any such payments to qualified recipients or expenses will be reimbursed or paid by the Fund, up to a limit of 0.25% of the average net assets of the Fund. The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

CLASS A SHARES

         The maximum amount of fees payable under the Plan during any calendar year with respect to Class A Shares of the Fund may not exceed an amount equal to 0.25% of the average daily net assets of the Fund over the relevant year.

CLASS B AND CLASS C SHARES

         The maximum amount of fees payable under the Plan during any calendar year by the Fund with respect to its outstanding Class B and Class C shares may not exceed an amount equal to 1.00% of the average daily net assets of the Fund over the relevant year which are attributable to such shares. A part of the distribution fee equal to 0.75% of the average daily net assets of the Fund will be paid to compensate the Distributor for assuming the costs of brokers' commissions in connection with the sale of the Class B and Class C shares.

         The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

         The Plan states that if and to the extent that any of the payments by the Fund listed below are considered to be "primarily intended to result in the sale of shares" of the Fund within the meaning of the Rule, such payments by the Fund are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of the Fund and/or its shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

         The Plan also states that it is recognized that the costs of distribution of the Fund's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisor are dependent primarily on the advisory fees paid by the Fund to Ziegler. If and to the extent that any investment advisory fees paid by the Fund might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which the Fund is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

         Under the Plan, the Fund is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing the Fund's shares or providing administrative assistance to the Fund or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

         The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

         The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of North Track is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

         The Distributor may also make payments from its own resources to selected broker-dealers or institutions that are instrumental in the acquisition of shareholders for the Fund or that perform recordkeeping or other services with respect to shareholder accounts. The amount of such payments may be affected by, among other things, total sales, net sales, levels of redemptions and participation in marketing efforts and programs. The minimum aggregate size required for eligibility for such payments, as well as the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined by the Distributor from time to time.

         The table below shows the total Rule 12b-1 fees incurred during the fiscal year ended December 31, 2003 with respect to Class A, Class B and Class C shares of the Fund.


           RULE 12b-1 FEES PAID IN FISCAL YEAR ENDED DECEMBER 31, 2003

   CLASS A SHARES        CLASS B SHARES        CLASS C SHARES        TOTAL
   --------------        --------------        --------------        -----
     $375,492              $ 16,536              $ 17,112          $409,140

         The principal types of activities for which the Fund made payments under the Plan for the fiscal year ended December 31, 2003 were as follows:

                      PRINTING/MAILING
                        OF PROSPECTUS                                                                 INTEREST,
                       (OTHER THAN TO                                                                CARRYING AND
 ADVERTISING/ SALES       CURRENT             UNDERWRITER     BROKER-DEALER     SALES PERSONNEL    OTHER FINANCING
     LITERATURE          INVESTORS)          COMPENSATION     COMPENSATION*      COMPENSATION          CHARGES
     ----------          ----------          ------------     ------------       ------------          -------
     $0                  $0                  $ 91,397         $259,927           $0                    $ 57,816

-------------------

* Includes aggregate compensation of $82,795 paid to Ziegler as a selected dealer.

                                     COUNSEL

         Quarles & Brady LLP, as counsel to North Track, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.

                              INDEPENDENT AUDITORS

         The audited financial statements and financial highlights of the Fund for the year ended December 31, 2003, have been audited by Deloitte & Touche LLP, independent auditors, as indicated in their report with respect thereto and incorporated by reference into this Statement of Additional Information. The financial highlights of the Fund for periods prior to the year ended December 31, 2002, which are incorporated by reference into this Statement of Additional Information, were audited by Arthur Andersen LLP which has ceased operations. North Track has not obtained the consent of Arthur Andersen LLP to use or incorporate by reference its report on such financial highlights. As a result, shareholders of the Fund may not sue Arthur Andersen LLP under Section 11 of the Securities Act of 1933.

                              FINANCIAL STATEMENTS

         The following audited financial statements and related notes for the Fund and the Report of the Independent Auditors thereon are incorporated herein by reference from the Fund's 2003 Annual Report to Shareholders:

         1.       Schedule of Investments of the Fund as of December 31, 2003.

         2. Statement of Assets and Liabilities of the Fund dated December 31, 2003.

         3. Statement of Operations of the Fund for the year ended December 31, 2003.

         4. Statements of Changes in Net Assets of the Fund for the years ended December 31, 2003 and December 31, 2002.

         5.       Financial Highlights.

         6.       Notes to Financial Statements.

         Copies of the Fund's 2003 Annual Report to Shareholders may be obtained free of charge by writing to North Track Funds, Inc., 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202, or by calling 1-800-826-4600.

                               SECURITIES RATINGS

         As set forth in the Prospectus under the caption "Investment Program," generally, the Fund will limit its investment in debt securities to those which are rated in one of certain specified categories by Moody's or S&P. The following is a brief description of the rating systems used by these organizations.

FIXED INCOME SECURITIES

Standard & Poor's Ratings Services.

         An S&P debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.      Nature of and provisions of the obligation; and

         III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         S&P's six highest rating categories are as follows:

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protective parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

         BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody's Investors Service, Inc.

         The purpose of Moody's Ratings is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. Moody's six highest rating categories are as follows:

         Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this Class.

         B. Bonds which are B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of contract over any long period of time may be small.

General
-------

         S&P ratings, other than "AAA", may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The letter "p" following an S&P rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his or her own judgment with respect to such likelihood and risk.

         Moody's security rating symbols may contain numerical modifiers to the "Aa" through "B" rating Classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         The symbol "Con" in a rating by Moody's indicates a provisional rating given to bonds for which the security depends upon the completion of some act of the fulfillment of some condition. These are bonds secured by: (1) earnings of projects under construction; (2) earnings of projects unseasoned in operating experience; (3) rentals which begin when facilities are completed; or (4) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTE RATINGS

Moody's Investors Service, Inc.

         MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's Ratings Services

         SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

         SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

         Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         o Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

         o Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)

         The ratings of S&P and Moody's represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.

NORTH TRACK FUNDS, INC.                   TRANSFER AND DIVIDEND DISBURSING AGENT

1-800-826-4600                            PFPC Inc.
                                          760 Moore Road
250 East Wisconsin Avenue                 King of Prussia, Pennsylvania 19406
Suite 2000
Milwaukee, Wisconsin 53202                CUSTODIAN

INVESTMENT ADVISORS                       Union Bank of California
                                          475 Sansome Street
B.C. Ziegler and Company                  San Francisco, California 94111
250 East Wisconsin Avenue
Suite 2000                                COUNSEL
Milwaukee, Wisconsin 53202
                                          Quarles & Brady LLP
Geneva Capital Management, Ltd.           411 East Wisconsin Avenue
(Sub-Advisor to the Managed               Milwaukee, Wisconsin 53202
  Growth Fund)
250 East Wisconsin Avenue                 INDEPENDENT AUDITOR
Suite 1050
Milwaukee, Wisconsin 53202                Deloitte & Touche LLP
                                          411 East Wisconson Avenue
DISTRIBUTOR                               Milwaukee, Wisconsin 53202

B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202


ACCOUNTING/PRICING AGENT

B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2004
NORTH TRACK FUNDS, INC.
CASH RESERVE FUND
CLASS X COMMON STOCK (RETAIL SHARES)
CLASS B COMMON STOCK (RETAIL SHARES)
CLASS C COMMON STOCK (RETAIL SHARES)
CLASS Y COMMON STOCK (INSTITUTIONAL SHARES)
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin
53202 1-800-826-4600

         This Statement of Additional Information and the separate Prospectuses to which it relates describe the Class X Common Stock, Class B Common Stock, Class C Common Stock and Class Y Common Stock (referred to together as the "Classes") of the Cash Reserve Fund (the "Fund"), one of several separate mutual fund series offered by North Track Funds, Inc. ("North Track").

         The Fund seeks to obtain high current income consistent with stability of principal and the maintenance of liquidity.

         You may obtain a Prospectus describing the Fund's Class X Common Stock and Class B Common Stock, and Class C Common Stock (together the "Retail Shares") or a separate Prospectus describing Class Y Common Stock ("Institutional Shares") from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202, telephone 1-800-826-4600, or from Selected Dealers (see the relevant Prospectus dated May 1, 2004 for more complete information, including an account application). This Statement of Additional Information is not a prospectus, and should be read in conjunction with the relevant Prospectus. This Statement of Additional Information provides details about the Fund that are not required to be included in the Prospectuses, and should be viewed as a supplement to, and not as a substitute for, the Prospectuses. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings ascribed to them in the relevant Prospectus.

         The financial statements of the Fund and the report of the independent public accountants thereon are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report to Shareholders for the year ended December 31, 2003. See "Financial Statements."

                                TABLE OF CONTENTS


FUND HISTORY AND CAPITAL STOCK................................................3

INVESTMENT PROGRAM............................................................5

RULE 2A-7 COMPLIANCE.........................................................10

INVESTMENT RESTRICTIONS......................................................12

PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES...............................14

MANAGEMENT OF NORTH TRACK....................................................15

DETERMINATION OF NET ASSET VALUE PER SHARE;  VALUATION OF
   SECURITIES; REDEMPTION IN KIND............................................26

TAX STATUS...................................................................27

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................29

RETAIL SHARE DISTRIBUTION EXPENSES...........................................29

COUNSEL  32

INDEPENDENT AUDITORS.........................................................32

FINANCIAL STATEMENTS.........................................................33

APPENDIX A SECURITIES RATINGS...............................................A-1

                         FUND HISTORY AND CAPITAL STOCK

         North Track is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation. Until March 1, 2001, North Track was known as Principal Preservation Portfolios, Inc. The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

         Prior to January 1, 1996, the Cash Reserve Fund, which was established in 1993, and the Prospect Hill Prime Money Market Fund comprised the two spokes of a Hub and Spoke money market complex. The Cash Reserve Fund consisted of a single class of common stock and operated as a retail spoke of the money market complex. The Prospect Hill Prime Money Market Fund, which was operated as a separate series of Prospect Hill Trust, a series open-end management investment company organized as a Massachusetts business trust, was an institutional money market fund and served as the institutional spoke in the complex. In the Hub and Spoke structure, the Cash Reserve Fund and the Prospect Hill Prime Money Market Fund invested all of their investable assets in the Prime Money Market Portfolio, a series of The Prime Portfolios. Ziegler Asset Management, Inc., the Fund's Advisor at that time, managed the investment and reinvestment of the assets held in the Prime Money Market Portfolio.

         Effective January 1, 1996 the Fund was recapitalized with two classes of stock, Class X Common Stock and Class Y Common Stock. At that time each outstanding share of Cash Reserve Fund's original class of common stock was redesignated (without otherwise affecting the rights and privileges appertaining thereto) as a share of Class X Common Stock, and shares of Class Y Common Stock were issued in exchange for the outstanding shares of the Prospect Hill Prime Money Market Fund. The Fund first began offering shares of Class B Common Stock on December 15, 1999, and shares of Class C Common Stock on May 1, 2003.

         The authorized common stock of North Track consists of 10 billion shares, with a par value of $.001 per share. Shares of North Track are divided into 10 mutual fund series, each with distinct investment objectives, policies and strategies. In addition to the Fund described in this Statement of Additional Information, North Track also offers shares of the Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund, S&P 100 Plus Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Strategic Allocation Fund, through separate prospectuses. The Tax-Exempt Fund offers only Class A shares (front-end sales charge). The Government Fund offers Class X shares and Class C shares (contingent deferred sales charge). Shares of the remaining Funds are divided into three separate classes; namely, Class A shares, Class B shares (contingent deferred sales charge) and Class C shares. As noted above, shares of the Cash Reserve Fund are divided into four classes, three classes of Retail Shares (Class X, Class B and Class C) and a class of Institutional Shares (Class Y).

         Each share of each series of North Track is entitled to one vote on each matter presented to shareholders. All shares of North Track vote together on any matter that affects all shareholders uniformly, such as the election of directors. On matters that affect an individual series (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of that series) a separate vote of the shareholders of that series is required, and the matter must be approved by the requisite vote of the shareholders of that series. On matters that uniquely affect a particular class of shares within a series (such as an increase in 12b-1 fees for that class), the shareholders of that class vote separately on the matter and the matter must be approved by the requisite vote of the shareholders of that class. Shares of a series or Class X are not entitled to vote on any matter that does not affect the particular series or class.

         Each share of the Cash Reserve Fund is entitled to participate pro rata in any dividends or other distributions declared by the Board of Directors of North Track with respect to the Fund, and all shares of the Fund have equal rights in the event of a liquidation of the Fund. Shares of both Retail Classes and the Institutional Class X are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges within the Class Xs full shares in that class. Shares do not have cumulative voting rights.

         The phrase "majority vote" of the outstanding shares of a class, Fund or North Track means the vote of the lesser of: (1) 67% of the shares of the class, Fund or North Track, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the class, Fund or North Track, as the case may be.

         As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.

                               INVESTMENT PROGRAM

         As described above and in the Prospectuses for the Retail Shares and Institutional Shares, the Fund is designed to provide investors with current income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum income irrespective of fluctuations in principal.

         The following information supplements and should be read in conjunction with the sections in the Prospectuses entitled "Investment, Risks and Performance Summary."

         BANK OBLIGATIONS. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisor carefully evaluates such investments on a case-by-case basis.

         COMMERCIAL PAPER. The Fund may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by
Section 3(a)(3) under the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. Such commercial paper generally can be readily traded in secondary trading markets among qualified institutional buyers without registration pursuant to the conditions of Rule 144A under the 1933 Act.

         The Fund also may invest in commercial paper in reliance on the so-called "private placement" exemption from registration which is afforded by
Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the 1933 Act and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the paper, thus providing liquidity.

         The Advisor considers the legally restricted but readily saleable
Section 4(2) and Rule 144A paper to be liquid. However, pursuant to procedures approved by the Board of Directors of North Track, if a particular investment in
Section 4(2) or Rule 144A paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Advisor monitors the liquidity of the Fund's investments in Section 4(2) and Rule 144A paper on a continuous basis.

         VARIABLE RATE AND FLOATING RATE DEMAND SECURITIES. The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

         Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund. The Fund will not invest more than 10% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

         UNSECURED PROMISSORY NOTES. The Fund also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Fund's investment objective. The Notes purchased by the Fund will have remaining maturities of 13 months or less, must be deemed under policies adopted by the Board of Directors of North Track to present minimal credit risks and will meet the quality criteria set forth in the Fund under "Investment Policies." The Fund will invest no more than 10% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

         PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisor must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

         LENDING OF PORTFOLIO SECURITIES. To a limited extent, the Fund may lend its portfolio securities to brokers, dealers and other institutional investors, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. Such loans may not exceed one-third of the value of the Fund's total assets. From time to time, the Fund may return to the borrower and/or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission (the "SEC") currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan. These conditions may be subject to future modification.

         FOREIGN SECURITIES. The Fund may invest no more than 5% of its total assets in foreign securities, including U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks, such as Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee CDs, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank, and Canadian time deposits, which are essentially the same as ETDs except they are issued by branches of major Canadian banks; high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations, including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer; and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisor to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

         The Fund may be subject to investment risks with respect to foreign securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers. In making foreign investments, therefore, the Fund will give appropriate consideration to the following factors, among others.

         Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as bank obligations, may be subject to less stringent or different regulation than are U.S. issuers. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

         Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

         Furthermore, some of these securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Fund will reduce its net income available for distribution to its investors (e.g., the Retail Class). In selecting foreign securities, the Advisor will consider available yields, and any applicable taxes. All such investments will be U.S. dollar denominated.

         INVESTMENTS IN OTHER INVESTMENT COMPANIES. An investment by the Fund in other investment companies - which is limited by fundamental investment restriction (13) below - may cause the Fund to incur increased costs of administration and distribution expenses.

         SECURITIES RATING CRITERIA. A description of the characteristics and criteria of the various securities ratings used by several nationally recognized securities rating organizations is included in Appendix A attached to this Statement of Additional Information.

                              RULE 2A-7 COMPLIANCE

         All capitalized but undefined terms in this discussion shall have the meaning such terms have in Rule 2a-7 under the 1940 Act. The Fund is subject to certain maturity restrictions in accordance with Rule 2a-7 for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (1) maintain a dollar weighted average portfolio maturity of 90 days or less, and (2) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar-denominated securities which represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

         Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that: (1) a Government Security that is a Variable Rate Security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate, and a Government Security that is a Floating Rate Security shall be deemed to have a remaining maturity of one day; (2) a Variable Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (3) a Variable Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (4) a Floating Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 days or less shall be deemed to have a maturity of one day; (5) a Floating Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; (6) a repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities; (7) a portfolio lending agreement shall be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities; and (8) an investment in a money market fund shall be treated as having a maturity equal to the period of time within which the money market fund is required to make payment upon redemption, unless the money market fund has agreed in writing to provide redemption proceeds to the Fund within a shorter period of time, in which cash the maturity of such investment shall be the shorter period.

         The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest at least 95% of its assets in instruments determined to present minimal credit risks and, at the time of acquisition, are (1) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (2) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (3) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; or (4) unrated (other than the type described in (3)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category). The foregoing are referred to as "first-tier securities."

         The balance of the securities in which the Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities, and, at the time of acquisition, are (1) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (2) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (3) unrated (other than described in (2)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and, with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities."

         In addition to the foregoing guidelines, the Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (1) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, or (2) the Fund will not invest more than 5% of the Fund's assets in the securities (other than securities issued by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than three business days.

                             INVESTMENT RESTRICTIONS

         The following restrictions, which are a matter of "fundamental policy," may not be changed with respect to the Fund without the approval of a "majority of the outstanding voting securities" of the Fund, which, under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information and the Prospectus, means, with respect to the Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

         As a matter of fundamental policy, the Fund may not:

                  1. Issue senior securities.

                  2. Borrow money, except from banks or through reverse repurchase agreements for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

                  3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure borrowings for temporary or emergency purposes and
(ii) in connection with the purchase of securities on a forward commitment basis and the entry into reverse repurchase agreements or for similar transactions.

                  4. Invest in puts, calls, straddles, spreads or any combination thereof if, by reason of such investment, the value of the Fund's investments in all such classes of securities would exceed 5% of the Fund's total assets.

                  5. Sell securities short or purchase securities on margin.

                  6. Act as underwriter of securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of a portfolio security.

                  7. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable (which securities would include participation interests that are not subject to the demand feature described in the then-current Prospectus and floating and variable rate demand obligations as to which no secondary market exists and the Fund cannot exercise the demand feature described in the then-current Prospectus on not more than seven days' notice), if, in the aggregate, more than 10% of its net assets would be so invested. The Fund may not invest in time deposits maturing in more than seven days.

                  8. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, except for any of the foregoing acquired as a result of ownership of another portfolio or security.

                  9. Make short-term loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in the Prospectus, and except that the Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Directors.

                  10. Invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

                  11. Invest more than 25% of its assets in the securities of issuers in any industry other than banking, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                  12. Invest in companies for the purpose of exercising control.

                  13. Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the total assets of the Fund, as the case may be, to be invested in investment company securities, provided that: (i) the Fund will not make any investment in the securities of any single investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such investment company would be owned by the Fund, or more than 5% of the value of the total assets of the Fund, would be invested in such investment company; and (ii) no such restrictions shall apply to a purchase by the Fund of investment company securities as a part of a merger, consolidation, acquisition of assets or reorganization.

                  14. Purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, or purchase equity securities of issuers which are not readily marketable if, by reason thereof, the value of the Fund's aggregate investment in all classes of such securities will exceed 5% of its total assets.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

         North Track may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. In the event that, once such a commitment is made, the state restrictions with respect to which the commitment was made are modified or repealed, North Track reserves the right to correspondingly modify or revoke the commitment; provided no such action on the part of North Track may result in an investment restriction that is less restrictive than restrictions 1-14 above. Should North Track determine that, once made, any such commitment is no longer in the best interests of the Fund and its shareholders, North Track reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES

         Subject to the general supervision of the Directors, the Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commission or discounts are paid.

         The Advisor currently serves as investment manager to a number of clients, and may in the future act as investment manager or advisor to others, including other registered investment companies. It is the practice of the Advisor to allocate purchase and sale transactions among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations the Advisor considers the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for managing the Fund and other client accounts.

         The Advisor gives primary consideration to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Advisor assures that commissions are fair and reasonable, but does not necessarily seek the lowest possible commissions in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission could impede effective portfolio management and preclude the Fund and the Advisor from obtaining high quality execution and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transactions, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for the services is not ascertainable. In transactions effected with a dealer, acting as principal, who furnishes research services to the Advisor, the Advisor will not purchase securities for the Fund at a higher price, or sell securities at a lower price, than would be the case if the dealer had not furnished such services.

         In seeking to implement the Fund's policies, the Advisor effects transactions with those brokers and dealers whom the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor. Such services include, but are not limited to, information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investment, wire services, and appraisals or evaluation of portfolio securities.

         The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Advisor by any amount that may be attributable to the value of such services.

         During the last three years, the Fund paid no brokerage commissions.

                            MANAGEMENT OF NORTH TRACK

DIRECTORS AND OFFICERS

         Under applicable law, the Board of Directors is responsible for management of North Track, and provides broad supervision over its affairs. The Board of Directors meets regularly to review the Fund's investments, performance and expenses. The Board elects the officers of North Track, and hires the Fund's service providers, including the Fund's investment advisor and distributor of the Fund's shares, B.C. Ziegler and Company ("Ziegler"). The Board annually reviews and considers approval of the continuation of the investment advisory agreement with Ziegler and the Fund's distribution plan, and annually approves the selection of independent public accountants for the Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of North Track's business. The policy of North Track is that the majority of Board members are independent of Ziegler.

         The following table presents information about each director and officer of North Track.

                                            TERM OF
                                            OFFICE                                                 NUMBER OF
                            POSITION(S)      AND                                                  NORTH TRACK           OTHER
                             HELD WITH      LENGTH             PRINCIPAL OCCUPATION(S)               FUNDS          DIRECTORSHIPS(2)
                               NORTH        OF TIME                  DURING PAST                   OVERSEEN BY         HELD BY
NAME, ADDRESS & AGE            TRACK        SERVED(1)                FIVE YEARS                      DIRECTOR          DIRECTOR
-------------------            -----        ------                   ----------                      --------          --------
INDEPENDENT DIRECTORS:

James G. DeJong              Director      Since 2001     President and Managing Shareholder,           10               None
11032 River Trail Road                                    O'Neil, Cannon & Hollman S.C. (law
Mequon, WI 53092                                          firm) since 1987.
Birthdate: 10-18-51

Marcia L. Wallace            Director      Since 2001     Retired; Senior Vice President in             10               None
9247 Blind Pass Road                                      Global Trust Services and
Sarasota, FL 34276                                        Institutional Custody, First
Birthdate: 12-02-47                                       Chicago NBD/Bank One from 1985 to
                                                          1999.

Brian J. Girvan              Director      Since 2003     Partner, Ascent Venture Management,           10               None
6 Tucks Point Road                                        Inc. (August 2003 - Present); Chief
Manchester-by-the-Sea,                                    Operating Officer and Chief Financial
MA 01944                                                  Officer of Argo Global Capital, LLC
Birthdate: 10-20-55                                       (venture capital company) from
                                                          January 2001 to August 2003; Senior
                                                          Vice President and Division
                                                          Executive of Fidelity Investments
                                                          from 1999 to 2001; Senior Vice
                                                          President and Group CFO of Fidelity
                                                          Investments from 1998 to 1999.

Cornelia Boyle               Director      Since 2003     Currently Retired; Executive Vice             10               None
14 Twin Lake Villa Road                                   President and Chief Operations
New London, NH 03257                                      Officer of AIG SunAmerica Retirement
Birthdate:  09-23-53                                      Markets, Inc., which engages in
                                                          variable annuity manufacturing,
                                                          distribution and administration
                                                          (August 2000 - May 2003); and
                                                          Executive Vice President of Fidelity
                                                          Investments (August 1996 - July
                                                          2000).

                                            TERM OF
                                            OFFICE                                                 NUMBER OF
                            POSITION(S)      AND                                                  NORTH TRACK           OTHER
                             HELD WITH      LENGTH             PRINCIPAL OCCUPATION(S)               FUNDS          DIRECTORSHIPS(2)
                               NORTH        OF TIME                  DURING PAST                   OVERSEEN BY         HELD BY
NAME, ADDRESS & AGE            TRACK        SERVED(1)                FIVE YEARS                      DIRECTOR          DIRECTOR
-------------------            -----        ------                   ----------                      --------          --------
INTERESTED DIRECTORS AND OFFICERS:

John J. Mulherin(3)          Director      Since 2003     President and Chief Executive                 10               None
250 E. Wisconsin Ave.                                     Officer, The Ziegler Companies, Inc.
Milwaukee, WI  53202                                      since February 2000; Chief
Birthdate: 5-18-51                                        Administrative Officer at Villanova
                                                          Capital (asset management group of
                                                          Nationwide Insurance) from June 1999
                                                          to February 2000; President of
                                                          National Financial Correspondent
                                                          Services Company (a clearing
                                                          subsidiary of Fidelity Investments)
                                                          from November 1997 to December
                                                          1998.

David G. Stoeffel            President     Since 2003     Senior Managing Director - Investment         N/A             N/A
250 E. Wisconsin Avenue                                   Services Group, B.C. Ziegler and
Milwaukee, WI 53202                                       Company since 2003; Senior Vice
Birthdate: 10-20-58                                       President and Director of Mutual
                                                          Funds Marketing and Administration,
                                                          Nomura Asset Management U.S.A., Inc.
                                                          from 1998 to 2003; Eastern Division
                                                          Manager for Brinson Funds/Funds
                                                          Distributor from 1997 to 1998.

James L. Brendemuehl         Senior        Since 1999     Vice President - Mutual Funds, B.C.           N/A              N/A
250 E. Wisconsin Ave.        Vice                         Ziegler and Company since 1995.
Milwaukee, WI 53202          President
Birthdate: 2-23-46           - Sales

John H. Lauderdale           Senior        Since 1993     Wholesaler, B.C. Ziegler and Company          N/A              N/A
250 E. Wisconsin Ave.        Vice                         since 1991.
Milwaukee, WI 53202          President-
Birthdate: 12-15-65          Marketing

Franklin P. Ciano            Chief         Since 1996     Manager of North Track Operations,            N/A              N/A
250 E. Wisconsin Ave.        Financial                    B.C. Ziegler and Company since 1996.
Milwaukee, WI 53202          Officer
Birthdate: 4-26-52           and
                             Treasurer

S. Charles O'Meara           Secretary     Since 2003     General Counsel, Senior Vice                  N/A              N/A
250 E. Wisconsin Avenue                                   President and Secretary, The Ziegler
Milwaukee, WI 53202                                       Companies, Inc. and B.C. Ziegler
Birthdate: 2-13-50                                        and Company.

                                            TERM OF
                                            OFFICE                                                 NUMBER OF
                            POSITION(S)      AND                                                  NORTH TRACK           OTHER
                             HELD WITH      LENGTH             PRINCIPAL OCCUPATION(S)               FUNDS          DIRECTORSHIPS(2)
                               NORTH        OF TIME                  DURING PAST                   OVERSEEN BY         HELD BY
NAME, ADDRESS & AGE            TRACK        SERVED(1)                FIVE YEARS                      DIRECTOR          DIRECTOR
-------------------            -----        ------                   ----------                      --------          --------
Michael T. Karbouski         Assistant     Since 2003     Vice President, Product Manager, B.C.         N/A              N/A
250 E. Wisconsin Avenue      Treasurer                    Ziegler & Company, since 2000; prior
Milwaukee, WI 53202                                       thereto, Assistant Vice President, US
Birthdate: 3-3-65                                         Bancorp Mutual Fund Services, from
                                                          1990 to 2000.

-------------------

(1) Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2) Only includes directorship held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3) Mr. Mulherin is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is President and Chief Executive Officer of the Ziegler Companies, Inc.

BOARD COMMITTEES

         The standing committees of North Track's Board of Directors include an audit committee, a governance (nominating) committee and a pricing committee. The audit committee consists of all the independent directors, namely Brian J. Girvan (chair), James G. DeJong, Cornelia Boyle and Marcia L. Wallace. Mr. Girvan has been determined to be an audit committee financial expert. The governance committee consists of James G. DeJong (chair), Brian J. Girvan and Marcia L. Wallace. The pricing committee consists of Cornelia Boyle (chair) and Marcia L. Wallace.

         The audit committee annually selects independent public accountants for the Fund and oversees the preparation of the Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Fund's financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter. The audit committee met one time during the fiscal year ended December 31, 2003.

         The governance committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" must be made and approved by the governance committee. The governance committee has adopted a written charter. The governance committee met one time during the fiscal year ended December 31, 2003.

         The pricing committee oversees the pricing policies and guidelines established by the Board of Directors and confers with management personnel of the Advisors on matters relating to the pricing of securities held by the Fund. The pricing committee met one time during the fiscal year ended December 31, 2003.

DIRECTOR OWNERSHIP OF FUND SHARES

         The table below sets forth the dollar range of shares of the North Track funds owned by each director as of December 31, 2003 is listed below.

                                                                                            AGGREGATE DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES IN ALL
                                                                                         REGISTERED INVESTMENT COMPANIES
                                                                                          OVERSEEN BY DIRECTOR IN FAMILY
                                               DOLLAR RANGE OF EQUITY                                   OF
NAME OF DIRECTOR                               SECURITIES IN THE FUND                           INVESTMENT COMPANY
----------------                               ----------------------                           ------------------
James G. DeJong               $1-$10,000 (S&P 100 Plus)                                          $10,001-$50,000
                              $1-$10,000 (PSE Tech 100 Index)
                              $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                              $1-$10,000 (Dow Jones U.S. Financial 100 Plus)
                              $1-$10,000 (Managed Growth)
                              None (Strategic Allocation)
                              None (Tax-Exempt)
                              None (Government)
                              None (Cash Reserve)
                              None (Wisconsin Tax-Exempt)

Brian J. Girvan               None (S&P 100 Index)                                                     None
                              None (PSE Tech 100 Index)
                              None (Dow Jones U.S. Health Care 100 Plus)
                              None (Dow Jones U.S. Financial 100 Plus)
                              None (Managed Growth)
                              None (Tax-Exempt)
                              None (Government)
                              None (Cash Reserve)
                              None (Wisconsin Tax-Exempt)
                              None (Strategic Allocation)

Marcia L. Wallace             None (S&P 100 Plus)                                               $10,001 - $50,000
                              $1-$10,000 (PSE Tech 100 Index)
                              $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                              $1-$10,000 (Dow Jones U.S. Financial 100 Plus)
                              $10,001-$50,000 (Managed Growth)
                              None (Strategic allocation)
                              None (Tax-Exempt)
                              None (Government)
                              None (Cash Reserve)
                              None (Wisconsin Tax-Exempt)

John J. Mulherin              $50,001-$100,000 (S&P 100 Plus)                                     Over $100,000
                              $10,001-$50,000 (PSE Tech 100 Index)
                              $10,001-$50,000 (Dow Jones U.S. Health Care 100 Plus)
                              $10,001-$50,000 (Dow Jones U.S. Financial 100 Plus)
                              None (Managed Growth)
                              Non (Strategic Allocation)
                              None (Tax-Exempt)
                              $1-$10,000 (Government)
                              $1-$10,000 (Cash Reserve)
                              None (Wisconsin Tax-Exempt)

                                                                                            AGGREGATE DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES IN ALL
                                                                                         REGISTERED INVESTMENT COMPANIES
                                                                                          OVERSEEN BY DIRECTOR IN FAMILY
                                               DOLLAR RANGE OF EQUITY                                   OF
NAME OF DIRECTOR                               SECURITIES IN THE FUND                           INVESTMENT COMPANY
----------------                               ----------------------                           ------------------
Cornelia Boyle                None (S&P 100 Index)                                                     None
                              None (PSE Tech 100 Index)
                              None (Dow Jones U.S. Health Care 100 Plus)
                              None (Dow Jones U.S. Financial 100 Plus)
                              None (Managed Growth)
                              None (Strategic Allocation)
                              None (Tax-Exempt)
                              None (Government)
                              None (Cash Reserve)
                              None (Wisconsin Tax-Exempt)

         No director who is not an interested person of North Track, or his or her immediate family members, owned beneficially or of record, as of December 31, 2003, any securities of Ziegler or in any person controlling, controlled by or under common control with Ziegler.

DIRECTOR COMPENSATION

         North Track pays the compensation of the directors who are not officers, directors or employees of Ziegler. North Track may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each mutual fund series of North Track pays a proportionate amount of these expenses based on its total assets.

         The table below shows fees paid to directors of North Track for the fiscal year ended December 31, 2003. No compensation information is provided for Cornelia Boyle because she did not become a director until December 2003 or for John Mulherin because he is an officer of Ziegler.

                                                              PENSION OR
                                                              RETIREMENT
                                                               BENEFITS                            TOTAL COMPENSATION
    NAME OF PERSON AND                                        ACCRUED AS      ESTIMATED ANNUAL   FROM NORTH TRACK FUND
      POSITION WITH               COMPENSATION FROM          PART OF NORTH     BENEFITS UPON       COMPLEX (10 FUNDS)
       NORTH TRACK              NORTH TRACK (BY FUND)       TRACK EXPENSES       RETIREMENT        PAID TO DIRECTORS
       -----------              ---------------------       --------------       ----------        -----------------
James G. DeJong             $3,573 (S&P 100 Index)                $0                 $0                 $17,813
                            $5,149 (PSE Tech 100 Index)
                            $  522 (Dow Jones U.S.
                                    Health Care 100 Plus)
                            $  432 (Dow Jones U.S.
                                    Financial 100 Plus)
                            $  699 (Managed Growth)
                            $  626 (Tax-Exempt)
                            $  572 (Government)
                            $3,592 (Cash Reserve)
                            $2,647 (Wisconsin Tax-Exempt)

                                                              PENSION OR
                                                              RETIREMENT
                                                               BENEFITS                            TOTAL COMPENSATION
    NAME OF PERSON AND                                        ACCRUED AS      ESTIMATED ANNUAL   FROM NORTH TRACK FUND
      POSITION WITH               COMPENSATION FROM          PART OF NORTH     BENEFITS UPON       COMPLEX (10 FUNDS)
       NORTH TRACK              NORTH TRACK (BY FUND)       TRACK EXPENSES       RETIREMENT        PAID TO DIRECTORS
       -----------              ---------------------       --------------       ----------        -----------------
Ralph J. Eckert(1)          $3,513 (S&P 100 Index)                $0                 $0                 $17,500
                            $5,046 (PSE Tech 100 Index)
                            $  511 (Dow Jones U.S.
                                    Health Care 100 Plus)
                            $  424 (Dow Jones U.S.
                                    Financial 100 Plus)
                            $  685 (Managed Growth)
                            $  617 (Tax-Exempt)
                            $  564 (Government)
                            $3,537 (Cash Reserve)
                            $2,603 (Wisconsin Tax-Exempt)

Brian J. Girvan(2)          $  897 (S&P 100 Index)                $0                 $0                  $4,689
                            $1,489 (PSE Tech 100 Index)
                            $  154 (Dow Jones U.S.
                                    Health Care 100 Plus)
                            $  128 (Dow Jones U.S.
                                    Financial 100 Plus)
                            $  208 (Managed Growth)
                            $  148 (Tax-Exempt)
                            $  134 (Government)
                            $  852 (Cash Reserve)
                            $  679 (Wisconsin Tax- Exempt)

Steven P. Kent(1)           $3,513 (S&P 100 Index)                $0                 $0                 $17,500
                            $5,046 (PSE Tech 100 Index)
                            $  511 (Dow Jones U.S.
                                    Health Care 100 Plus)
                            $  424 (Dow Jones U.S.
                                    Financial 100 Plus)
                            $  685 (Managed Growth)
                            $  617 (Tax-Exempt)
                            $  564 (Government)
                            $3,537 (Cash Reserve)
                            $2,603 (Wisconsin Tax-Exempt)

Marcia L. Wallace           $3,572 (S&P 100 Index)                $0                 $0                 $17,813
                            $5,150 (PSE Tech 100 Index)
                            $  522 (Dow Jones U.S.
                                    Health Care 100 Plus)
                            $  432 (Dow Jones U.S.
                                    Financial 100 Plus)
                            $  699 (Managed Growth)
                            $  626 (Tax-Exempt)
                            $  572 (Government)
                            $3,592 (Cash Reserve)
                            $2,637 (Wisconsin Tax-Exempt)

Peter D. Ziegler(1)         $3,513 (S&P 100 Index)                $0                 $0                 $17,500
                            $5,046 (PSE Tech 100 Index)
                            $  511 (Dow Jones U.S.
                                    Health Care 100 Plus)
                            $  424 (Dow Jones U.S.
                                    Financial 100 Plus)
                            $  685 (Managed Growth)
                            $  617 (Tax-Exempt)
                            $  564 (Government)
                            $3,537 (Cash Reserve)
                            $2,603 (Wisconsin Tax- Exempt)

-------------------

(1)      Messrs. Eckert, Kent and Ziegler resigned as directors during 2003.

(2)      Mr. Girvan became a director in February 2003.

MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS

         No director who is not an interested person of North Track, or immediate family member of that director, has had, during the two most recently completed calendar years, a direct or indirect interest in Ziegler or Geneva Capital Management, Ltd. ("Geneva Capital"), the sub-advisor to the Managed Growth Fund, or in any person directly or indirectly controlling, controlled by or under common control with Ziegler or Geneva Capital exceeding $60,000. In addition, no director who is not an interested person of Ziegler or Geneva Capital, or any immediate family members of that director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was North Track; an officer of North Track; an investment company or an officer of an investment company having Ziegler or Geneva Capital as its investment advisor or principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by or under common control with Ziegler or Geneva Capital. No director who is not an interested person of North Track, or immediate family member of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

CODES OF ETHICS

         PERSONAL TRADING. Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with North Track, the Adviser or the Sub-Advisor, who has knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect against such conduct, North Track, the Advisor and the Sub-Advisor have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of North Track's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Fund's securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits the person.

         CODE FOR PRINCIPAL EXECUTIVE, FINANCIAL AND ACCOUNTING OFFICERS. North Track has established a separate code of ethics that applies to its principal executive, financial and accounting officers. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents North Track files with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

THE INVESTMENT ADVISOR

         Under the terms of an Investment Advisory Agreement, B.C. Ziegler and Company ("Ziegler") provides the Fund with overall investment advisory and administrative services. Subject to such policies as the North Track Board of Directors may determine, Ziegler makes investment decisions on behalf of the Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Fund. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company.

         The advisory agreement under which the Fund has retained Ziegler as its investment advisor provides for compensation to Ziegler (computed daily and paid monthly) at an annual rate equal to 0.20% of the Fund's average daily net assets.

         For the years ended December 31, 2001, 2002 and 2003, the Fund incurred investment advisory fees of $353,199, $401,774 and $393,819, respectively.

         In approving the renewal of the Investment Advisory Contract with Ziegler at the August 2003 meeting of the Board of Directors, the Board considered a variety of factors, including the advisory fees and operating expenses paid by the Fund; the performance of the Fund compared with comparable funds; the scope and quality of the services provided; the profits derived by the Advisor; and the availability, cost and value of alternative means of obtaining such services. After consideration, the Board unanimously approved the renewal of its Advisory Agreement with Ziegler.

ACCOUNTING/PRICING SERVICES

         Ziegler provides certain accounting and pricing services to the Fund, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Fund. Ziegler provides these services pursuant to the terms of an Accounting/Pricing Agreement (the "Accounting/Pricing Agreement") at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per year is $13,000, plus expenses, plus 0.05% of the first $100 million of the Fund's total assets, 0.03% of the Fund's total assets of $100 million or more but less than $200 million, and 0.01% on the Fund's total assets of $200 million to $500 million, with no additional charges for assets over $500 million. For the years ended December 31, 2001, 2002 and 2003, the Fund incurred fees under the Accounting/Pricing Agreement of $56,166, $72,982 and $94,294, respectively.

         The Accounting/Pricing Agreement continues in effect from year to year, as long as it is approved at least annually by North Track's Board of Directors or by a vote of the outstanding voting securities of North Track and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.

ADMINISTRATIVE SERVICES

         Ziegler also provides certain administrative services to North Track and the Fund, including: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of North Track; (b) providing personnel to serve as directors, officers and employees of North Track to the extent requested by North Track and as permitted and appropriate under applicable laws and regulations; (c) supervising the overall administration of North Track, including negotiation of contracts and fees with, and the monitoring of performance and billings of, North Track's independent contractors or agents; (d) preparing and, if applicable, filing all documents required for compliance by North Track with applicable laws and regulations; (e) preparing agendas and supporting documents for and minutes of meetings of the Board of Directors of North Track and committees thereof and shareholders of the Fund; and (f) maintaining other books and records of North Track.

         Ziegler provides these services pursuant to the terms of an Administrative Services Agreement between it and North Track. The Fund pays Ziegler compensation for providing these services at the rate of 0.15% of the Fund's average daily net assets up to $200 million and 0.10% of such assets over $200 million. The Administrative Services Agreement will continue in effect with respect to the Fund from year to year provided North Track's Board of Directors, including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of North Track, approve such continuance with respect to the Fund. Either party may terminate the Administrative Services Agreement with respect to the Fund at any time on not less than 60 days prior written notice. The Administrative Services Agreement provides that the Ziegler shall not be liable to North Track or the Fund for any action taken or thing done by it in good faith and without negligence or misconduct on its part or on the part of any of its subcontractors or agents. North Track must indemnify and hold the Ziegler harmless from any and all claims, actions, suits, losses, costs, damages and expenses (including reasonable expenses for counsel) that it incurs in connection with any action or omission by it or its employees, agents or subcontractors in the performance of their duties under the Administrative Services Agreement, unless such act or omission constitutes negligence, misconduct, willful misfeasance, bad faith or reckless disregard.

         For the years ended December 31, 2001, 2002 and 2003, the Fund incurred administrative fees of $264,899, $298,853 and $293,915, respectively.

CUSTODIAN SERVICES

         Union Bank of California serves as the Custodian of the Fund's assets pursuant to a Custodian Servicing Agreement. The Custodian is responsible for holding and safekeeping of the Fund's assets.

SHAREHOLDER SERVICES FOR CLASS X RETAIL SHARES

         Ziegler has, and certain other brokers and financial institutions in the future may, enter into shareholder servicing agreements with North Track pursuant to which they provide shareholder services to the Fund. Under such agreements, the shareholder services agents (the "Shareholder Servicing Agents") maintain shareholder accounts for Class X Retail Shares of the Fund and perform the functions of transfer and dividend paying agents, among other services, with respect to such accounts. For providing these services, each Shareholder Servicing Agent receives a fee at an annual rate of up to 0.25% of that portion of the Fund's average daily net assets allocated to Class X Retail Shares owned by the customers of such Shareholder Servicing Agent and held in the shareholder accounts maintained by the Shareholder Servicing Agent. A Shareholder Servicing Agent may impose additional service charges and fees on its customer's accounts. The Shareholder Servicing Agent must invoice those charges and fees directly to the customer and may not deduct them from the customer's holdings in the Fund.

         Each shareholder servicing agreement continues in effect until terminated, and may be terminated by either party without cause on not less than 30 days nor more than 60 days prior notice. Each shareholder servicing agreement provides that the Shareholder Servicing Agent thereunder shall be indemnified by North Track for any action taken or omitted by the Shareholder Servicing Agent under the agreement except for: (a) the bad faith or negligence of the Shareholder Servicing Agent, its officers, employees or agents, or (b) any breach of applicable law by the Shareholder Servicing Agent, its officers, employees or agents, or (c) any action of the Shareholder Servicing Agent, its officers, employees or agents which exceeds the legal authority of the Shareholder Servicing Agent or its authority under its shareholder servicing agreement, of (d) any error or omission of the Shareholder Servicing Agent, its officers, employees or agents with respect to the purchase, redemption and transfer of Class X Retail Shares of the Fund held in accounts serviced by the Shareholder Servicing Agent or the Shareholder Servicing Agent's verification or guarantee of any signature of a shareholder owning Class X Retail Shares in such account.

         For the years ended December 31, 2001, 2002 and 2003, fees received by Ziegler with respect to the Class X Retail Shares pursuant to the Shareholder Servicing Agreement totaled $327,917, $331,666 and $338,218, respectively.

TRANSFER AGENT SERVICES

         PFPC Inc. provides transfer agent and dividend disbursing services for all outstanding shares of the Fund, other than Class X Retail Shares held pursuant to a Shareholder Services Agreement as described above. Its address is 760 Moore Road, King of Prussia, Pennsylvania 19406.


                   DETERMINATION OF NET ASSET VALUE PER SHARE;
                   VALUATION OF SECURITIES; REDEMPTION IN KIND

         The Prospectuses for the Classes discuss when the net asset value of the Fund is determined for purposes of sales and redemptions. The net asset value per share of the Fund is determined by subtracting the Fund's liabilities from the Fund's total assets and dividing the result by the total number of shares outstanding. The following is a description of the procedures used by the Fund in valuing its assets.

         The valuation of the Fund's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

         The Fund's use of the amortized cost method of valuing their securities is permitted by a rule adopted by the SEC. The Fund will also maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in securities determined by or under the supervision of the Board of Directors to be of high quality with minimal credit risks.

         Pursuant to the rule, the Board of Directors also has established procedures designed to allow the Fund to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Fund's holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether the value of the Fund's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

         The rule also provides that the extent of any deviation between the value of the Fund's assets based on available market quotations (or an appropriate substitute which reflects current market conditions) and such valuation based on amortized cost must be examined by the Board of Directors. In the event the Board of Directors determines that a deviation exists that may result in material dilution or other unfair results to new or existing investors or existing shareholders, pursuant to the rule, the Board of Directors must cause the Fund to take such corrective action as the Board of Directors regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; or valuing the Fund's assets by using available market quotations.

         For the purpose of determining the deviation between the value of the Fund's assets based on available market quotations and such valuation based on amortized cost, if market quotations are not readily available, or if the securities are illiquid, the value of such portfolio securities will be determined in good faith by the Directors based upon calculations and findings made by the Advisor, and reviewed by the Directors. The Directors may consider that certain securities are securities for which market quotations are not readily available if the validity of the quotations received with respect to such securities appears to be questionable. Factors which the Directors might consider as indicating that the validity of market quotes is questionable include an inordinately large spread between bid and ask prices, or an inordinately small number of quotations indicating that there is only a thin market in the securities.

         North Track, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by North Track and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, an investor may incur transaction expenses in converting these securities into cash.

         The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

         Each investor in the Fund may add to or reduce its investment in the Fund on each Business Day of the Fund. A "Business Day" is any day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase shares of the Fund is received) during which there is sufficient trading in money market instruments that the Fund's net asset value might be materially affected. As of 12:00 noon (New York time) on each such Business Day, net asset value for the Classes of shares will be computed by dividing the value of the Fund's total net assets by the total number of shares outstanding, including all three Classes.

                                   TAX STATUS

         The following is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

         Each series of a series company, such as North Track, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various series in one fund are not combined. However, both classes of the Retail Shares and the class of Institutional Shares are treated as the same for tax purposes.

         The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy a number of requirements. Among such requirements is the requirement that less than 30 percent of the Fund's gross income be derived from the sale or other disposition of securities held for less than three months. In determining these gross income requirements, a loss from the sale or other disposition of securities does not enter into the computation.

         The Fund will distribute substantially all of its net income and capital gains so as to avoid any federal income tax to it. Although North Track expects the Fund to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of the Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to its shareholders.

         While the Fund does not expect to realize net long-term capital gains, any such gains realized will be distributed annually as described in the Fund's Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's prior taxable year.

         Dividends and other distributions paid to individuals and other non-exempt payees are subject to backup federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Fund is notified that the shareholder has under-reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the Account Application form attached to the relevant Prospectus or IRS Form W-9.

         Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares will not be deductible for Federal income tax purposes.

         If a shareholder exchanges shares of one North Track Fund for shares of another, the shareholder will recognize gain or loss for federal income tax purposes. That gain or loss will be measured by the difference between the shareholder's basis in the shares exchanged and the value of the shares acquired.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of March 31, 2004, the officers and directors of North Track as a group owned less than 1% of the Fund, or any class of shares of the Fund. In addition, no person was known to be the "beneficial owner" (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of the outstanding shares of the Fund, except the following:

NAME AND                                            PERCENT OF     PERCENTAGE OF
ADDRESS OF SHAREHOLDER         CLASS OF SHARES     CLASS OWNED      FUND OWNED
----------------------         ---------------     -----------      ----------

Pershing as Agent-Omnibus             X               93.42%           77.00%
  Account for Exclusive Benefit
  of BCZ Customers Procash
15th Floor
1 Pershing Plz
Jersey City, NY 07399
(record holder)

Nelson H. Long Trustee                B                5.65%             *
Mary Ann Piro Revocable Trust
U/A DTD 8/1/83
322 Oak Hill Lane
Wyomissing, PA 19610
(beneficial holder)

Morgan Stanley DW Inc. Custodian      C               31.85%             *
For Ronald Schwartz
P.O. Box 250 Church Street Station
New York, NY 10008-0250
(beneficial holder)

CitiGroup Global Markets Inc.         C               22.11%             *
#00156808376
333 West 34th Street - 3rd flor
New York, NY 10001

Michael D. Cornell Trustee            C               11.21%             *
Michael D. Cornell Family Trust
U/A DTD 10/9/03
8300 Prospect Drive
Kewaskum, WI 53040-9478
(beneficial holder)

Marshall and Ilsley Trust Company     Y               72.17%           11.03%
No Maril and Co.
14th Floor, Stn: ACM
1000 N. Water Street
Milwaukee, WI 53202-6648
(record holder)

Union Bank of California              Y               24.68%            3.77%
Attn: Jane Bailey
Mail Code S-225
530 B Street
San Diego, CA 92101
(record holder)

-----------------------
* Less that 1%

                       RETAIL SHARE DISTRIBUTION EXPENSES

         North Track's Distribution Plan (the "Plan") is its written plan contemplated by Rule 12b-1 (the "Rule") under the Act.

         The Plan authorizes Ziegler, as the "Distributor" of the Fund's shares, to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of either class of the Fund's Retail Shares (but not its Institutional Shares), such as sale or placement of the Fund's Retail Shares or administrative assistance such as maintenance of sub-accounting or other records. Qualified recipients may include Selected Dealers, banks and other financial institutions. Under the Plan, the Distributor also may purchase advertising for Retail Shares of the Fund, pay for sales literature and other promotional material, and make payments to its sales personnel. As reimbursement for these expenses, the Plan entitles the Distributor to receive a annual service fee for Retail Shares of the Fund that are owned of record by the Distributor as nominee for the Distributor's customers or which are owned by those customers of the Distributor whose records, as maintained by North Track or its agent, designate the Distributor as the customer's dealer of record. Any such payments to qualified recipients or expenses will be reimbursed by the Fund, up to maximum annual amounts established under the terms of the Plan.

         CLASS X RETAIL SHARES. The maximum amount of service fees payable under the Plan during any calendar year with respect to Class X Retail Shares of the Fund may not exceed an annual rate of 0.15% of the average daily net assets of the Fund attributable to such shares.

         CLASS B AND C RETAIL SHARES. The maximum amount of service fees payable under the Plan during any calendar year with respect to Class B and Class C Retail Shares may not exceed an annual rate of 0.25% of the average daily net assets of the Fund attributable to such shares. The Plan entitles the Distributor to receive an additional distribution fee equal to 0.75% of the average net assets of the Fund attributable to its Class B and Class C Retail Shares. This distribution fee is designed to compensate the Distributor for assuming the costs of brokers' commissions in connection with the sale of the Class B and Class C Retail Shares and generally for its promotion of sales of Class B and Class C Retail Shares. The Fund therefore must pay this distribution fee, regardless of expenses actually incurred by the Distributor.

         The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

         The Plan states that if and to the extent that any of the payments by North Track listed below are considered to be "primarily intended to result in the sale of shares" issued by North Track within the meaning of the Rule, such payments by North Track are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (a) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of North Track or other funds or other investments; (b) the costs of preparing, printing and mailing of all prospectuses to shareholders; (c) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of North Track's shares; (d) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (e) all fees and expenses relating to the qualification of the funds and or their shares under the securities or "Blue Sky" laws of any jurisdiction;
(f) all fees under the Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of North Track's shares; (g) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (i) all costs of responding to telephone or mail inquiries of shareholders.

         The Plan also states that it is recognized that the costs of distribution of North Track's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of North Track's investment advisors are dependent primarily on the advisory fees paid to them. If and to the extent that any investment advisory fees paid by North Track might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by North Track, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the Act as to any investment advisory contract to which North Track is a party, the Board of Directors including its Directors who are not

"interested persons" as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and
(b) of the Act.

         Under the Plan, North Track is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carryover expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (a) as reimbursement for direct expenses incurred in the course of distributing North Track shares or providing administrative assistance to North Track or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (b) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

         The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (a) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (b) the amounts of expenses and the purpose of each such expense; and (c) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

         The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and by a majority of those Directors who are not interested persons of North Track cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time without penalty by a vote of a majority of those Directors who are not interested persons of North Track or by the vote of the holders of a majority of the outstanding voting securities of North Track, and, with respect to any North Track fund or with respect to the Fund's Retail Shares, by the vote of a majority of the outstanding shares of such fund or of the outstanding Class, as the case may be. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of North Track is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

         The table below reflects distribution fees paid to the Distributor by the Fund pursuant to the Plan for the past three fiscal years:

           YEAR                   RULE 12b-1 DISTRIBUTION FEES
           ----          -------------------------------------------
                          CLASS X           CLASS B          CLASS C
                          -------           -------          -------

           2001          $198,173           $47,882          N/A (1)

           2002          $217,270(2)        $74,624          N/A (1)

           2003          $226,137(2)        $66,349(2)         $575

-----------------------

(1) Class C shares of the Fund were not available until May 1, 2003.

(2) Amounts include the following 12b-1 fees waived by the Distributor:
    For 2002, $1,268 with respect to Class X shares; and for 2003, $24,089 with respect to Class X shares and $284 with respect to Class B shares.

                                     COUNSEL

         Quarles & Brady LLP, as counsel for North Track, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the relevant Prospectus.

                              INDEPENDENT AUDITORS

         The audited financial statements and financial highlights of the Fund for the year ended December 31, 2003, have been audited by Deloitte & Touche LLP, independent auditors, as indicated in their report with respect thereto, and are incorporated by reference into this Statement of Additional Information. The financial highlights of the Fund for periods prior to the year ended December 31, 2002, which are incorporated by reference into this Statement of Additional Information, were audited by Arthur Andersen LLP which has ceased operations. North Track has not obtained the consent of Arthur Andersen LLP to use or incorporate by reference its report on such audited financial highlights. As a result, shareholders of the Fund may not sue Arthur Andersen LLP under
Section 11 of the Securities Act of 1933.

                              FINANCIAL STATEMENTS

         The following audited financial statements and footnotes thereto of North Track Cash Reserve Fund, together with the Report of the Independent Auditors thereon, are incorporated herein by reference from the Fund's 2003 Annual Report to Shareholders.

         (1)      Schedule of Investments of the Fund as of December 31, 2003.

         (2) Statement of Assets and Liabilities for the Fund as of December 31, 2003.

         (3) Statement of Operations for the Fund for the year ended December 31, 2003.

         (4) Statements of Changes in Net Assets for the Fund for the years ended December 31, 2003 and 2002.

         (5)      Financial Highlights

         (6)      Notes to Financial Statements.

         A copy of the Fund's 2003 Annual Report to Shareholders may be obtained free of charge by writing or calling North Track, 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin, 53202, telephone 1-800-826-4600.

                                   APPENDIX A
                               SECURITIES RATINGS

         A description of the two highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("BankWatch") now follows.

COMMERCIAL PAPER AND SHORT-TERM RATINGS

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior ability for repayment of senior short-term debt obligations, and Prime-1 repayment ability will often be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         The rating F-1+ (Exceptionally Strong Credit Quality) is the highest commercial paper rating assigned by Fitch. Paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. The rating F-2 (Very Strong Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

         The rating Duff 1+ is the highest commercial paper rating assigned by Duff. Paper rated Duff 1+ is regarded as having the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Paper rated Duff 1 is regarded as having a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         The designation A1 by IBCA indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated Al+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

         The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. A rating of TBW-1 indicates a very high likelihood that principal and interest will be paid on a timely basis. Obligations rated TBW-2 are in the second-highest category, indicating that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

BOND AND LONG-TERM RATINGS

         Bonds rated AAA have the highest rating assigned by S&P and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and differ from the higher rated issues only in small degree. Bonds rated AA may be modified by the addition of a plus or minus sign to show relative standing in the category.

         Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

         Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated AA may be modified by the addition of a plus or minus sign to show relative standing in the category.

         Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA+, AA and AA- are considered by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

         Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA by IBCA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. A plus or minus may be appended to a rating to denote relative status within major rating categories.

         IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

         In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company and operating subsidiaries. Long-term debt obligations rated in AAA, the highest category, indicate that the ability to repay principal and interest on a timely basis is very high. A rating of AA, BankWatch's second-highest category, indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. BankWatch also assigns, in the case of foreign banks, a country rating ranging from I through V, which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

NORTH TRACK FUNDS, INC.                   ACCOUNTING/PRICING AGENT

1-800-826-4600                            B.C. Ziegler and Company
250 East Wisconsin Avenue                 215 North Main Street
Suite 2000                                West Bend, Wisconsin 53095
Milwaukee, Wisconsin 53202
                                          TRANSFER AND DIVIDEND DISBURSING AGENT
INVESTMENT ADVISOR
                                          PFPC Inc.
B.C. Ziegler and Company                  760 Moore Road
250 East Wisconsin Avenue                 King of Prussia, Pennsylvania 19406
Suite 2000
Milwaukee, Wisconsin 53202                CUSTODIAN

DISTRIBUTOR                               Union Bank of California
                                          475 Sansome Street
B.C. Ziegler and Company                  San Francisco, California 94111
250 East Wisconsin Avenue
Suite 2000                                LEGAL COUNSEL
Milwaukee, Wisconsin 53202
                                          Quarles & Brady LLP
                                          411 East Wisconsin Avenue
                                          Milwaukee, Wisconsin 53202

                                          INDEPENDENT AUDITOR

                                          Deloitte & Touche LLP
                                          411 East Wisconsin Avenue
                                          Milwaukee, Wisconsin 53202

                             NORTH TRACK FUNDS, INC.

                                     PART C

                                OTHER INFORMATION


Item 23. Exhibits
         --------

         See Exhibit Index following Signature Page, which Exhibit Index is incorporated herein by this reference.

Item 24. Persons Controlled by or under Common Control with the Fund
         -----------------------------------------------------------

         Not applicable.

Item 25. Indemnification
         ---------------

         Reference is made to Article IX of North Track's Bylaws filed as Exhibit (B) to its Registration Statement with respect to the indemnification of North Track's directors and officers, which is set forth below:

         Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

         (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

         (b)      The Corporation shall not indemnify any person unless:

                  (1) The court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                  (2) Absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

         Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

                  (1) Such person shall provide adequate security for his undertaking;

                  (2) The Corporation shall be insured against losses arising by reason of such advance; or

                  (3) A majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

         Section 9.2. Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26. Business and Other Connections of Investment Advisor
         ----------------------------------------------------

         (a)      B.C. Ziegler and Company

                  B.C. Ziegler and Company is a wholly owned subsidiary of The Ziegler Companies, Inc. It serves as investment advisor to all of the currently designated series of North Track Funds, Inc.

Set forth below is a list of the officers and directors of B.C. Ziegler and Company as of April 1, 2004, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                                   POSITION WITH
NAME                         B.C. ZIEGLER AND COMPANY(1)                       OTHER AFFILIATIONS(2)
----                         ------------------------                          ------------------
John J. Mulherin           Director, President and Chief               Director of North Track Funds, Inc.
                           Executive Officer

Gary P. Engle              Senior Vice President, Director

S. Charles O'Meara         Senior Vice President, General Counsel,
                           Secretary and Director

Donald A. Carlson, Jr.     Senior Managing Director, Ziegler
                           Capital Markets Group

John C. Todd               Senior Managing Director, Ziegler
                           Wealth Management Group

T. R. Paprocki             Chief Operating Officer,
                           Ziegler Capital Markets Group

J. C. Vredenbregt          Senior Vice President,
                           Director, Chief Financial Officer,
                           Treasurer and Controller

Brian K. Andrew            Executive Vice President, Ziegler
                           Investment Services Group, and Chief
                           Investment Officer

                                   POSITION WITH
NAME                         B.C. ZIEGLER AND COMPANY(1)                       OTHER AFFILIATIONS(2)
----                         ------------------------                          ------------------
David G. Stoeffel          Senior Managing Director, Ziegler           President of North Track Funds, Inc.
                           Investment Services Group                   since 2003; Senior Vice President
                                                                       and Director of Mutual Funds
                                                                       Marketing and Administration for
                                                                       Nomura Asset Management USA from
                                                                       1998 to 2003

-----------------------------

(1) B.C. Ziegler and Company contains operating divisions, including the Ziegler Capital Markets Group, Ziegler Wealth Management Group and Ziegler Investment Services Group.

(2) Certain of the indicated persons are officers or directors, or both, of B.C. Ziegler and Company's parent, The Ziegler Companies, Inc., and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.

         (b)      Geneva Capital Management Ltd.

         Geneva Capital Management Ltd. ("Geneva") serves as sub-advisor to the Managed Growth Fund. Geneva is a privately owned Wisconsin corporation. Set forth below is a list of the officers and directors of Geneva as of April 1, 2004, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Geneva Capital Management Ltd., 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202):

NAME                              POSITION WITH GENEVA       OTHER AFFILIATIONS
----                              --------------------       ------------------
William A. Priebe              Co-President and Director            None

Amy S. Croen                   Co-President and Director            None

William F. Schneider, M.D.     Director                             None

Item 27. Principal Underwriters
         ----------------------

         a)                                   OTHER INVESTMENT COMPANIES
                                              FOR WHICH UNDERWRITER ACTS
                                               AS UNDERWRITER, DEPOSITOR
                       UNDERWRITER               OR INVESTMENT ADVISOR
                       -----------               ---------------------

                    B.C. Ziegler and     An underwriter for all of the mutual
                                         fund Company series of North Track;
                                         American Tax-Exempt Bond Trust, Series
                                         1 (and subsequent series); Ziegler U.S.
                                         Government Securities Trust, Series 1
                                         (and subsequent series); American
                                         Income Trust, Series 1 (and subsequent
                                         series); Ziegler Money Market Trust;
                                         The Insured American Tax-Exempt Bond
                                         Trust, Series 1 (and subsequent
                                         series).

         (b) A list of the officers and directors of B.C. Ziegler and Company as of April 1, 2004, together with information as to their positions with B.C. Ziegler and Company and with North Track, is set forth under Item 26(a) above. The address of each officer and director of B.C. Ziegler and Company is 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Telephone (414) 978-6400.

         (c)      Not applicable.

Item 28. Location of Accounts and Records
         --------------------------------

         (a)      B.C. Ziegler and Company
                  215 North Main Street
                  West Bend, Wisconsin 53095

                  General ledger, including subsidiary ledgers; corporate records and contracts; portfolio ledger; shareholder documents, including IRA documents; and transaction journals and confirmations for portfolio trades for all of the Funds other than the Managed Growth Fund.

         (b)      Geneva Capital Management, Ltd.
                  250 East Wisconsin Avenue
                  Suite 1050
                  Milwaukee, Wisconsin  53202

                  Transaction journals and confirmations for portfolio trades for the Managed Growth Fund.

Item 29. Management Services
         -------------------

         Not applicable.

Item 30. Undertakings
         ------------

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin on this 30th day of April, 2004.

                                               NORTH TRACK FUNDS, INC.


                                               By:  /S/  DAVID G. STOEFFEL
                                                    ----------------------------
                                                    David G. Stoeffel, President


         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed on this 30th day of April, 2004, by the following persons in the capacities indicated.


SIGNATURE                                                   TITLE


/S/  DAVID G. STOEFFEL*                        President (Principal Executive
------------------------------------------     Officer)
David G. Stoeffel


/S/  FRANKLIN P. CIANO                         Chief Financial Officer and
------------------------------------------     Treasurer (Principal Financial
Franklin P. Ciano                              and Accounting Officer)


/S/  CORNELIA BOYLE*                           Director
------------------------------------------
Cornelia Boyle


/S/  JAMES G. DEJONG*                          Director
------------------------------------------
James G. DeJong


/S/  BRIAN J. GIRVAN*                          Director
------------------------------------------
Brian J. Girvan


/S/  JOHN J. MULHERIN*                         Director
------------------------------------------
John J. Mulherin


/S/  MARCIA L. WALLACE*                        Director
------------------------------------------
Marcia L. Wallace


*By:    /S/  DAVID G. STOEFFEL
        ----------------------------------
        David G. Stoeffel, pursuant to a
        Power of Attorney

                                  EXHIBIT INDEX

                                                                                    PREVIOUSLY FILED AND INCORPORATED
                                                                                            BY REFERENCE FROM:
                                                                        -----------------------------------------------------------
                                                                              1933 ACT
EXHIBIT                                                                    POST-EFFECTIVE          DATE FILED
 NUMBER                            DESCRIPTION                             AMENDMENT NUMBER         WITH SEC      FILED HEREWITH
-------                            -----------                             ----------------        ---------      --------------
(A)(1)             Amended and Restated Articles of Incorporation                 38                4/30/97

(A)(2)             Articles Supplementary filed February 29, 2000                 54                 3/2/00

(A)(3)             Articles of Amendment filed March 1, 2001                      62                 3/1/02

(A)(4)             Articles Supplementary filed March 5, 2001                     62                 3/1/02

(A)(5)             Certificate of Correction to Articles of Amendment             62                 3/1/02
                   filed March 9, 2001

(A)(6)             Certificate of Correction to Articles Supplementary            62                 3/1/02
                   filed March 9, 2001

(A)(7)             Articles Supplementary filed May 7, 2002                       65                12/30/02

(A)(8)             Articles Supplementary filed November 21, 2003                 68                9/11/03

(B)                By-Laws                                                        38                4/30/97

(C)                Amended and Restated Multiple Class Operating Plan             71                 3/2/00

(D)(1)             Investment Advisory Agreement with B.C. Ziegler and            48                2/12/99
                   Company

(D)(2)             Sub-Advisory Agreement with Geneva Capital                     47                12/31/98
                   Management

(D)(3)             Schedule to Investment Advisory Agreement reflecting           60                3/27/01
                   addition of and fees applicable to the Dow Jones
                   U.S. Health Care 100 Plus and Dow Jones U.S
                   Financial 100 Plus Funds

(D)(4)             Investment Advisory Agreement with B.C. Ziegler and            68                9/11/03
                   Company regarding the Sector Growth Fund

                                                                                    PREVIOUSLY FILED AND INCORPORATED
                                                                                            BY REFERENCE FROM:
                                                                        -----------------------------------------------------------
                                                                              1933 ACT
EXHIBIT                                                                    POST-EFFECTIVE          DATE FILED
 NUMBER                            DESCRIPTION                             AMENDMENT NUMBER         WITH SEC      FILED HEREWITH
-------                            -----------                             ----------------        ---------      --------------
(E)(1)             Distribution Agreement                                         48                2/12/99

(E)(2)             Amendment No. 1, dated February 29, 2000, to                   54                 3/2/00
                   Amended and Restated Distribution Agreement

(E)(3)             Form of Selected Dealer Agreement                              48                2/12/99

(E)(4)             Schedule to Amended and Restated Distribution                  60                3/27/01
                   Agreement reflecting addition of the Dow Jones U.S.
                   Health Care 100 Plus and Dow Jones  U.S. Financial
                   100 Plus Funds

(E)(5)             Schedule to Amended and Related Distribution                   68                9/11/03
                   Agreement reflecting addition of the Sector Growth
                   Fund

(F)                Not Applicable

(G)(1)             Mutual Fund Custody Agreement with Union Bank of               62                 3/1/02
                   California, N.A.

(G)(2)             Agreement for Securities Lending and Repurchase                62                 3/1/02
                   Agreement Services with Union Bank of California,
                   N.A.

(H)(1)             Transfer Agency and Services Agreement with First              62                 3/1/02
                   Data Investor Services Group, Inc. (PFPC Global
                   Fund Services)

(H)(2)             Accounting/Pricing Agreement                                   65                12/30/02

(H)(3)             Schedule to Accounting/Pricing Agreement reflecting            60                3/27/01
                   addition of and fees  applicable to the
                   Dow Jones U.S.  Health  Care 100 Plus and Dow Jones
                   U.S. Health Care 100 Plus Funds

(H)(4)             Schedule to Accounting/Pricing Agreement reflecting            68                9/11/03
                   addition of and fees applicable to the Sector Growth
                   Fund

(H)(5)             Shareholder Servicing Agreement for Class X Retail             36                12/10/96
                   Shares of the Cash Reserve Fund

                                                                                    PREVIOUSLY FILED AND INCORPORATED
                                                                                            BY REFERENCE FROM:
                                                                        -----------------------------------------------------------
                                                                              1933 ACT
EXHIBIT                                                                    POST-EFFECTIVE          DATE FILED
 NUMBER                            DESCRIPTION                             AMENDMENT NUMBER         WITH SEC      FILED HEREWITH
-------                            -----------                             ----------------        ---------      --------------
(H)(6)             Administrative Services Agreement for the Cash                 48                2/12/99
                   Reserve Fund

(H)(7)             License Agreement with Pacific Stock Exchange Inc.             37                2/28/97

(H)(8)             First Amendment to License Agreement with Pacific              62                 3/1/02
                   Exchange Inc.

(H)(9)             Second Amendment to License Agreement with Pacific             71
                   Exchange, Inc.

(H)(10)            License Agreement with Standard and Poor's                     51                4/30/99

(H)(11)            License Agreement with Dow Jones regarding the Dow             60                3/27/01
                   Jones U.S. Health Care 100 Plus and Dow Jones U.S.
                   Financial 100 Plus Funds

(H)(12)            Administration Agreement                                       55                 5/1/00

(H)(13)            Schedule to Administration Agreement reflecting                60                3/27/01
                   addition of and fees applicable to the Dow Jones
                   U.S. Health  Care 100 Plus and Dow Jones U.S.
                   Financial 100 Plus Funds

(H)(14)            Administration Agreement for the Sector Growth Fund            68                9/11/03

(H)(15)            Loan Agreement with Union Bank of California, N.A.             62                 3/1/02

(H)(16)            Agreement of B.C. Ziegler and Company Regarding                67                 5/1/03
                   Operating Expenses for the Wisconsin Tax-Free Fund

(H)(17)            Agreement of B.C. Ziegler and Company  Regarding               68                9/11/03
                   Operating Expenses for the Dow Jones U.S. Health
                   Care 100 Plus and U.S. Financial 100 Plus Funds

(I)                Opinion of Counsel                                             38                4/30/97

(J)(1)             Consent of Independent Auditors                                                                       X

                                                                                    PREVIOUSLY FILED AND INCORPORATED
                                                                                            BY REFERENCE FROM:
                                                                        -----------------------------------------------------------
                                                                              1933 ACT
EXHIBIT                                                                    POST-EFFECTIVE          DATE FILED
 NUMBER                            DESCRIPTION                             AMENDMENT NUMBER         WITH SEC      FILED HEREWITH
-------                            -----------                             ----------------        ---------      --------------
(J)(2)             Consent of Counsel                                                                                    X

(K)                Not Applicable

(L)                Not Applicable

(M)(1)             Amended and Restated Distribution Plan Pursuant to             54                 3/2/00
                   Rule 12b-1, including Form of Related Agreement
                   with Selected Dealers

(M)(2)             Schedule to Distribution Plan reflecting addition of           60                3/27/01
                   and fees applicable to the Dow Jones U.S. Health
                   Care 100 Plus and Dow Jones U.S. Financial 100 Plus
                   Funds

(M)(3)             Schedule to Distribution Plan reflecting addition of           68                9/11/03
                   and fees applicable to the Sector Growth Fund

(P)                Code of Ethics                                                 55                 5/1/00